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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WORLD HEART CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLD HEART CORPORATION
7799 PARDEE LANE
OAKLAND, CALIFORNIA 94621

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2008

TO THE SHAREHOLDERS OF WORLD HEART CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Annual Meeting") of WORLD HEART CORPORATION, a Canadian corporation (the "Company" or "WorldHeart"), will be held on Tuesday, April 29, 2008, at 10:00 a.m. local time at Suite 5300, Toronto Dominion Bank Tower, 66 Wellington Street, Toronto, Ontario, Shrum Liddle Hebenton Boardroom for the following purposes:

  (1)
  to receive and to consider the Company's audited consolidated financial statements for the year ended December 31, 2007, that have been prepared in accordance with generally accounting principles in the United States, together with the report of the auditors thereon;

  (2)
  to elect directors to serve until the next annual meeting of the shareholders or until their successors are elected or appointed, unless the office is vacated earlier;

  (3)
  to appoint Burr, Pilger & Mayer LLP as independent auditors of the Company and to authorize the directors to fix their remuneration;

  (4)
  to approve the conversion of a secured promissory note (the "Note") in the principal amount of up to $5,000,000 previously issued to ABIOMED, Inc. ("Abiomed") convertible at Abiomed's option into the Company's common shares at $1.748948 per share, subject to adjustments, including any conversion of interest owed, and to approve the exercise of a 5-year warrant to purchase up to 3,400,000 of the Company's common shares, exercisable at $0.01 per share, issued to Abiomed in connection with the Note; and

  (5)
  to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 19, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
Michael Sumner Estes Chairman

Oakland, California
March 27, 2008

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN CANADA OR THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

WORLD HEART CORPORATION
7799 PARDEE LANE
OAKLAND, CALIFORNIA 94621

PROXY STATEMENT
FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of management of World Heart Corporation, a Canadian corporation, referred to here as "WorldHeart," "we" or "us," for use at our Annual and Special Meeting of Shareholders to be held on Tuesday, April 29, 2008, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Suite 5300, Toronto Dominion Bank Tower, 66 Wellington Street, Toronto, Ontario in the Shrum Liddle Hebenton Boardroom. We intend to mail this proxy statement and accompanying proxy card on or about March 31, 2008 to all shareholders entitled to vote at the Annual Meeting.

        All dollar amounts in the enclosed proxy are in United States dollars, except where otherwise indicated. References to "$" are to United States dollars, references to "Cdn$" are to Canadian dollars and references to "€" are to euros. On March 19, 2008, the exchange rate of Canadian dollars in exchange for United States dollars, as reported by the Bank of Canada was Cdn$1.00 = $0.9972. On March 19, 2008, the exchange rate of euros in exchange for United States dollars, as reported by the Bank of New York was €1.00 = $1.58.

SOLICITATION

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names common shares beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common shares for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees who will not be paid any additional compensation for these services.

        The proxy statement is being sent to both registered and non-registered owners of common shares of WorldHeart. If you are a non-registered owner, and WorldHeart or its agent has sent these materials directly to you, your name, address and information about your holdings of common shares, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding common shares on your behalf.

APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

        The persons named in the accompanying form of proxy are directors and/or officers of WorldHeart. A registered shareholder has the right to appoint a person, who need not be a shareholder of WorldHeart, other than the persons designated in the accompanying form of proxy, to attend and act on behalf of the shareholder at the meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying form of proxy or complete another appropriate form of proxy.

        To be valid, a proxy must be dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with WorldHeart, c/o its registrar and transfer agent,

CIBC Mellon Trust Company, Attention: Proxy Department, 200 Queen's Quay East, Unit #6, Toronto, Ontario, M5A 4K9 by the close of business on the last business day prior to the date on which the meeting or any adjournment of the meeting is held, or with the Chair of the meeting on the day of the Annual Meeting or any adjournment of the meeting.

        A shareholder who has given a proxy may revoke it (a) by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing, either (i) at the registered office of WorldHeart, 7799 Pardee Lane, Oakland, CA 94621 Attention: Chief Financial Officer, at any time up to and including the last business day prior to the day of the Annual Meeting or any adjournment of the meeting at which the proxy is to be used, or (ii) with the Chair of the meeting on the day of the meeting at any time before it is exercised on any particular matter, or (b) by attending the Annual Meeting in person and personally voting the shares represented by the proxy prior to the exercise of the proxy, or (c) in any other manner permitted by law. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING OF PROXIES

        The directors and/or officers whose names are printed on the accompanying form of proxy will, on a show of hands or any ballot that may be called for, vote or withhold from voting the shares in respect of which they are appointed in accordance with the direction of the shareholder appointing them. If no choice is specified by the shareholder, the shares will be voted FOR each of the proposals on the terms disclosed in, this proxy statement.

        The enclosed form of proxy confers discretionary authority upon the persons named in the proxy with respect to amendments or variations to matters identified in the Notice of Annual and Special Meeting of Shareholders, and with respect to any other matter which may properly come before the meeting. As of the date of this proxy statement, management is not aware of any such amendment, variation or other matter proposed or likely to come before the meeting. However, if any such amendment, variation or other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such other business in accordance with their judgment.

INFORMATION FOR BENEFICIAL SHAREHOLDERS

        The information set forth in this section may be of importance to many shareholders, as a substantial number of shareholders do not hold the common shares of WorldHeart in their own name (referred to here as beneficial shareholders). In some cases, a shareholder's shares may be registered in the name of a third party, such as a broker, securities dealer, trust company, bank or other similar intermediary. Only proxies deposited by shareholders who appear on the records maintained by WorldHeart's registrar and transfer agent as registered holders of common shares of WorldHeart will be recognized and acted upon at the Annual Meeting. If the common shares are listed in an account statement provided to a beneficial shareholder by a broker, the common shares are likely not to be registered in the shareholder's name. The common shares are likely to be registered under the name of the shareholder's broker or an agent of the broker. A significant number of shares are registered under the name of CEDE & Co. (the registration name for the Depository Trust Company which acts as nominee for many United States brokerage firms) or CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares held by brokers (or their agents or nominees) on behalf of the broker's client can only be voted (for or against resolutions) at the direction of the beneficial holder except for "routine matters" such as the election of directors in uncontested elections and appointment of auditors.

        Existing regulatory policy requires brokers and intermediaries to seek voting instructions from beneficial shareholders in advance of shareholders meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at the Annual Meeting. The voting instruction form supplied to a beneficial shareholder by its broker (or the agent of the broker) is substantially similar to the form of proxy provided directly to the registered shareholders of WorldHeart. However, its purpose is limited to instructing the registered shareholder (i.e. the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. A significant number of brokers now delegate the responsibility for obtaining instructions from clients to Broadridge Investor Communications Solution in Canada and the United States. Broadridge typically prepares a machine-readable voting instruction form, mails those forms to beneficial shareholders and asks beneficial shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the Internet or telephone, for example). The voting instruction form will name the same persons as the proxy to represent the beneficial shareholder at the Annual Meeting. A beneficial shareholder has the right to appoint a person, including the beneficial shareholder, other than the persons designated in the voting instruction form, to represent the beneficial shareholder at the Annual Meeting. To exercise this right, the beneficial shareholder should insert the name of the desired representative in the blank space provided in the voting instruction form. Broadridge then tabulates the results of all instructions received and provides appropriate instruction respecting the voting of the common shares to be represented at the meeting. A beneficial shareholder who receives a Broadridge voting instruction form cannot use the form to vote the common shares directly at the Annual Meeting. The voting instruction forms must be returned to Broadridge (or instructions respecting the voting of the common shares must otherwise be communicated to Broadridge) in advance of the Annual Meeting in order to have the common shares voted. If you have any questions respecting the voting of the common shares held through a broker or intermediary, please contact the broker or intermediary for assistance.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of common shares at the close of business on March 19, 2008 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 19, 2008, we had outstanding and entitled to vote 11,560,776 common shares. Each holder of record of common shares on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding not less than 33 1/3% of the shares entitled to vote at the meeting are present in person or represented by proxy. Voting at the Annual Meeting will be by show of hands, except where a ballot is requested by a shareholder or proxyholder entitled to vote at the Annual Meeting or the chair of the Annual Meeting believes that the number of votes against a resolution is greater than 5% of all votes to be cast at the Annual Meeting in respect of the resolution. A shareholder or proxyholder may request a ballot either before or after any vote by show of hands. All votes will be tabulated by the inspector of election or scrutineer appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. In determining whether the requisite vote has been achieved to approve any proposal put before shareholders at the Annual Meeting, only votes that have been cast FOR or AGAINST the proposal will be counted. Thus, if approval of a proposal requires a majority of the votes cast at the meeting, the proposal will be approved if the number of votes FOR is greater than the number of votes AGAINST. If approval is required from a certain percentage of the votes cast at the meeting, the proposal will be approved if the votes FOR as a percentage of the total sum of the votes FOR and AGAINST meets or exceeds the required percentage.

        Abstentions and broker non-votes will be counted towards a quorum but are not counted for purposes of determining the vote total for any proposal. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Brokerage firms have the authority to vote clients' shares on "routine" matters. When a brokerage firm votes its clients' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote clients' unvoted shares on non-routine matters, which results in a broker non-vote. WorldHeart proposal regarding the Abiomed Note and warrant is not considered a routine matter.

SHAREHOLDER PROPOSALS

        WorldHeart currently anticipates that it will hold its 2009 Annual Meeting of shareholders in June 2009. Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 of the Securities and Exchange Commission (the "SEC") and the Canada Business Corporations Act ("CBCA"), we must receive shareholder proposals for inclusion in WorldHeart's proxy statement and form of proxy for our 2009 Annual Meeting of shareholders a reasonable amount of time before we begin to print and mail our proxy materials. Except as we may otherwise disclose in a filing with the SEC, any proposal received on or prior to February 1, 2009 will have been timely made. If you wish to submit proposals or director nominations that are not to be included in the proxy statement and proxy, you must deliver written notice to our Corporate Secretary at World Heart Corporation, 7799 Pardee Lane, Oakland, California, USA 94621 on or prior to April 16, 2009.

CONSIDERATION OF WORLDHEART AUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

        Our U.S. GAAP audited consolidated financial statements for the year ended December 31, 2007, including the report of the independent auditors, are included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 filed with the SEC on March 27, 2008, which is available at the time of Notice of this Annual Meeting of the Shareholders. The audited consolidated financial statements will be placed before the shareholders at the Annual Meeting for the purposes of discussion or comment by the shareholders; however, the audited consolidated financial statements are not required to be approved by a resolution of the shareholders.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our articles provide for a Board of Directors of not less than one and not more than ten directors to be elected annually. The number of directors is currently fixed at five. Each of the nominees for election is currently a director of ours who was previously elected by the shareholders.

        Set forth below is the name, age and biographical information for each person nominated by the Corporate Governance and Nominating Committee of the Board of Directors as a director. Each such person has agreed to serve if elected, and the Corporate Governance and Nominating Committee and management have no reason to believe that any nominee will be unable to serve. Each elected director will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Michael Sumner Estes, Ph.D., (64) has served as our director since April 2007 and currently serves as Chair of the Board of Directors. Since 2006, Dr. Estes is chairman of the Board of Directors of Medical Entrepreneurs II, Inc., a company that develops and manufactures replacement heart valves. From 2001 until 2005, Dr. Estes worked as an independent consultant to Corazon, Inc., a company formed to develop new technology for the less invasive treatment of heart disease caused by calcium deposits. From 1996 to 1999, Dr. Estes was the President and Chief Executive Officer of Orquest, Inc., a company involved in bone replacement technology. From 1979 to 1995, Dr. Estes held executive positions with American Hospital Supply Corporation and Baxter Healthcare Corporation, including responsibility for the worldwide Cardiovascular Group at Baxter HealthCare. Dr. Estes is currently chair of the Board of Directors of nContact Surgical, Inc., a private cardiovascular company.

        William C. Garriock (69) has served as our director since December 2003. Since 2003, Mr. Garriock has been a professional company director. From 2000 to 2003 he was the Chairman of MDS SCIEX, the analytical instrument division of MDS Inc. He was also the President of MDS SCIEX from 1994 to 1999. Mr. Garriock was the Executive-at-Large for MDS Inc., a health and life sciences company, from 2000 to 2003. From 1993 to 1994, he was Vice President and Managing Partner (Pharmaceuticals) of MDS Health Ventures Inc. For the previous 18 years, he was the President and CEO of Miles Canada Inc. (now Bayer Canada Inc.), a pharmaceutical, diagnostics and consumer products company. Mr. Garriock is chair of the Board of Directors of Cipher Pharmaceuticals Inc., a pharmaceutical development company listed on TSX.

        Gary W. Goertz (55) has served as our director since June 2007. Since early 2003, Mr. Goertz has been a professional company director. From September 1999 to February 2003, Mr. Goertz served as Executive Vice President, Finance and Chief Financial Officer of MDS Inc. Prior to February 1999, Mr. Goertz was Chief Financial Officer at BCT Telus Communications Inc. Mr. Goertz is a Chartered Accountant. Mr. Goertz is currently on the Board of Directors of Pet Valu Canada Inc.

        Jal S. Jassawalla (62) has served as our director since December 2005 and has been President and Chief Executive Officer since July 2004. From June 2003 to July 2004, Mr. Jassawalla was our Executive Vice President and Chief Technical Officer and was responsible for research and development, clinical affairs, clinical and technical support and quality. Mr. Jassawalla was a co-founder of Novacor Medical Corporation in 1979 and became an employee in June 2000 when WorldHeart acquired the Novacor division of Edwards Lifesciences LLC, formerly Baxter Corporation.

        Robert J. Majteles (43) has served as our director since September 2003. Mr. Majteles is the Managing Partner of Treehouse Capital, LLC, an investment firm. Currently, Mr. Majteles is on the Board of Directors of Adept Technology, Inc., Macrovision Corporation, Unify Corporation and U.S. Auto Parts Network, Inc. In addition, Mr. Majteles received a law degree from Stanford University and an undergraduate degree from Columbia University. Mr. Majteles is also a lecturer at Haas School of Business at the University of California, Berkeley.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees listed above. The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected directors. Abstentions and broker non-votes will be counted towards a quorum, but are not counted towards the vote total for this proposal. We do not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1

CORPORATE GOVERNANCE

        During the fiscal year ended December 31, 2007, our Board of Directors held ten meetings and acted by unanimous written consent seven times.

        During the fiscal year ended December 31, 2007, all directors attended at least 75% of the total meetings of our Board and committees on which each director served and which were held during the period the director was a director or committee member.

        The Board of Directors has a Compensation Committee, an Audit Committee, a Corporate Governance and Nominating Committee and a Strategic Planning Committee. The Board of Directors also constituted an ad hoc Special Committee to review potential financing and strategic alliance transactions.

  Audit Committee

        The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of our accounting, auditing and reporting practices. The Audit Committee's role includes overseeing our internal accounting and auditing processes and communicates with management about our business, financial risk and compliance with legal, ethical and regulatory requirements. The Audit Committee is responsible for reviewing all of our financial filings and related disclosures, including financial press releases. The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the independent auditors we engage to prepare and issue audit reports on our financial statements and also approves all non-audit expenditures. The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities.

        From January 2007 to June 2007, the Audit Committee was composed of three directors: C. Ian Ross (Chair), William C. Garriock and Robert J. Majteles. Following the Annual Meeting of Shareholders in June 2007 (the "2007 Annual Meeting"), Gary Goertz replaced Mr. Ross as a member of the Audit Committee when Mr. Ross did not stand for re-election and retired from the Board of Directors. As a result, from the 2007 Annual Meeting to December 2007, the Audit Committee was composed of Mr. Goertz, (Chair), Mr. Garriock and Mr. Majteles. All members of the Audit Committee are independent as determined by the Board of Directors in accordance with the Nasdaq Stock Market corporate governance rules and United States and Canadian securities regulations. The Audit Committee met six times during the year.

  Audit Committee Financial Expert

        The Board of Directors has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Goertz is an "audit committee financial expert" as currently defined by the rules of the Securities and Exchange Commission regulating these disclosures. The specific responsibilities and functions of the Audit Committee are described in the Amended and Restated Audit Committee Charter, a copy of which was filed with our proxy statement for the 2006 Annual and Special Meeting of Shareholders.

  Compensation Committee

        The Compensation Committee has the following scope of authority and responsibilities. First, to review, approve and recommend to the Board of Directors the annual goals, objectives and compensation of the President and Chief Executive Officer and to evaluate performance against those goals and objectives. Second, to oversee the performance evaluation of our other executive officers and approve and recommend their compensation. Third, to oversee the administration of our equity-based compensation and approve grants of equity compensation under our equity incentive plan. Fourth, to review, modify (as needed) and approve our overall compensation strategy and policies. The

Committee also produces a report on executive compensation that is required to be included in our proxy statement. When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers.

        The Compensation Committee has the ability to delegate its authority to administer our equity compensation plan as it determines is appropriate, and Mr. Jassawalla, as President and Chief Executive Officer, has the authority between meetings of the Compensation Committee to grant equity incentives to newly hired non-executive employees in accordance with guidelines established by the Committee and to report such grants to the Committee.

        Our Board of Directors retained Cypress Ridge Solutions & Insurance Services, Inc., a compensation consulting firm, to assist the Compensation Committee in an analysis and review of our overall compensation strategy and policies, and to provide recommendations, in respect of our management executive compensation programs and practices including management short term and long term incentive awards. In addition, the consultant was requested to provide background and analysis on best practices of comparable companies and industry trends, a review of the current business environment, a review of our near and longer term business strategies and a review of good corporate governance practices for us. The consultant met with our human resources team and our President and Chief Executive Officer to obtain background and information as to our operations, personnel and objectives. The consultant was requested to make recommendations to the Compensation Committee on achieving a competitive executive compensation program. The consultant reviewed the background analytical information and made various recommendations to the Compensation Committee.

        From January 2007 to June 2007, the Compensation Committee was composed of three directors: Robert J. Majteles (Chair), C. Ian Ross and William C. Garriock. Following the 2007 Annual Meeting, Michael Estes, Ph.D. replaced Mr. Ross as a member of the Compensation Committee when Mr. Ross did not stand for re-election and retired from the Board of Directors. As a result, from the 2007 Annual Meeting to December 2007, the Compensation Committee was composed of Mr. Majteles, (Chair), Dr. Estes and Mr. Garriock. All members of the Compensation Committee are independent as determined by the Board of Directors in accordance with the Nasdaq Stock Market corporate governance rules and Canadian securities regulation. The Compensation Committee met three times during the year. The Board of Directors has adopted a written Compensation Committee Charter, a copy of which was filed with our proxy statement for the 2007 Annual Meeting.

        Our Chief Executive Officer and the Chief Financial Officer may attend any meeting of the Compensation Committee unless the Compensation Committee determines that there are portions of the meetings where their presence would be inappropriate. With respect to other executive officers, the Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for executive officers. Those recommendations include salary increases or target incentive award opportunities, based on the evaluation of their performance, job responsibilities, and leadership roles within the Company. While the Compensation Committee considers these recommendations for the Chief Executive Officer's direct reports, the committee does not delegate authority for compensation decisions relating to the Chief Executive Officer and the other executive officers which are determined by the Committee and the full Board of Directors.

  Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee has three principal responsibilities. First, to determine the slate of director nominees for election to the Board of Directors and to recommend candidates to fill other vacancies that may occur. Second, to review the composition of the committees of the Board of Directors. And third, to monitor compliance with and recommend changes to our compliance with corporate governance regulatory requirements. This includes issues of significance to WorldHeart and our shareholders. From January 2007 to June 2007, the Corporate Governance and Nominating Committee was composed of three directors: C. Ian Ross (Chair), William C. Garriock and Robert J. Majteles. Following the Annual Meeting in June 2007, Mr. Majteles became Committee Chair and Dr. Estes replaced Mr. Ross as a member of the Corporate Governance and Nominating Committee when Mr. Ross did not stand for re-election and retired from the Board of Directors. As a result, from the 2007 Annual Meeting to December 2007, the Corporate Governance and Nominating Committee was composed of Mr. Majteles, (Chair), Dr. Estes and Mr. Garriock. All members of the Nominating Committee are independent as determined by the Board of Directors in accordance with the Nasdaq Stock Market corporate governance rules and Canadian securities regulation. The Corporate Governance and Nominating Committee met once during the year. The Board of Directors has adopted a written Corporate Governance and Nominating Committee Charter, a copy of which was filed with our proxy statement for the 2006 Annual and Special Meeting of Shareholders.

        Although no established specific minimum qualifications for director nominees have been adopted, the Corporate Governance and Nominating Committee reviews the backgrounds and qualifications of directors and potential nominees. The Committee annually reviews the nominees for the Board provided by the Board of Directors. This review considers the nominees in relation to the current composition of the Board and also considers our current circumstances. The Committee also considers director candidates who are recommended by our shareholders. Any shareholder may recommend a candidate for director by contacting the Corporate Governance and Nominating Committee. This process, however, is separate and distinct from the SEC and CBCA requirements that must be met by a shareholder in order to have a shareholder proposal included in our proxy statement. To date, the Corporate Governance and Nominating Committee has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the slate of nominees in our proxy statement.

  Strategic Planning Committee

        The Strategic Planning Committee's overall responsibility is to assist the Board of Directors in its long range financial and strategic planning efforts. The Strategic Planning Committee has three primary responsibilities. First, to conduct our strategic decision making. Second, to focus our financial resources on initiatives with the greatest opportunity for technical, commercial and financial success. The Committee bases these decisions on its evaluation of markets and the factors required to succeed in those markets. Lastly, it is the responsibility of the Strategic Planning Committee to identify the resources required to ensure the success of our strategic plan. All members of the Board of Directors are members of the Strategic Planning Committee. The Committee did not meet separately during 2007, however, the issues normally addressed by the Committee were addressed by the full Board. The specific responsibilities and functions of the Strategic Planning Committee are further described in our Strategic Planning Committee Charter.

        Our independent directors have the opportunity to meet in an executive session following each regularly schedule meeting of the Board of Directors. A total of four such executive sessions of the Board of Directors were held in 2007. The members of our Board of Directors are encouraged, but are not required, to attend the Annual Meeting of Shareholders. C. Ian Ross and William C. Garriock attended our 2007 Annual Meeting.

  Ad Hoc Special Committee

        The ad hoc Special Committee was constituted in October 2007 to review potential financing and strategic alliance proposals and make recommendations in respect of such proposals to the Board of Directors. The Special Committee was composed of Michael S, Estes (Chair), Gary Goertz and William C. Garriock. The Special Committee met three times in 2007.

        The Board of Directors adopted a written mandate in 2007 which provides for the oversight of the overall effectiveness of the Board of Directors and oversight of the Committees of the Board of Directors and management of World Heart and provides general oversight. The Board of Directors also considers the recommendations of the various Committees before approval.

POSITION DESCRIPTIONS

        The Board of Directors has adopted a written position description for the Chair of the Board and the Chair of each Committee. The Chair of each Committee is responsible for reporting on the activities of the Committee to the full Board on a periodic basis.

        The Board of Directors has developed a written position description for the Chief Executive Officer. The Board of Directors and the Chief Executive Officer develop, on an annual basis, detailed corporate objectives and parameters within which the Chief Executive Officer operates our business. The Board of Directors is also responsible for annually evaluating the Chief Executive Officer against these objectives.

ASSESSMENTS

        The Corporate Governance and Nominating Committee reviews on an annual basis the effectiveness and contribution of the Board of Directors, the Committees of the Board of Directors and individual directors. The Chair reports to the full Board on the findings. Any agreed upon improvements are implemented as applicable.

ORIENTATION AND CONTINUING EDUCATION

        The Board of Directors has developed a manual for new directors which provides a comprehensive reference source about WorldHeart, the Board of Directors and its Committees. Arrangements are made for specific briefing sessions from appropriate senior personnel to help new directors better understand our business environment, strategies and operations. Directors are given periodic reviews and more detailed presentations on particular strategies and presentations by our senior management. Directors are encouraged to enroll in professional development courses.

ETHICAL BUSINESS CONDUCT

        The Board of Directors has adopted a written Code of Ethics for our directors, officers, employees and consultants. A copy of the Code of Ethics has been previously filed with the SEC and with the Canadian securities authorities as an exhibit to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2004 and is available on our website at www.worldheart.com or upon written request to World Heart Corporation, 7799 Pardee Lane, Oakland, California 94621 Attention: Chief Financial Officer. Each employee and officer must confirm in writing that they have read and understood the Code of Ethics. We have implemented a complaint procedure which allows employees to report any conduct that is not compliant with the Code of Ethics on an anonymous and/or confidential basis.

        We intend to disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC, the Nasdaq Stock Market and the Canadian securities regulations by filing such amendment or waiver with the SEC and Canadian securities regulators. We have not filed any material change report during the financial year ended December 31, 2007 that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Ethics. No waivers from the Code of Ethics have been sought or granted.

        In the event any transactions or agreements occur in respect of which a director has a material interest, the director will recuse himself from voting on the matter and remove himself from the meeting while the transaction at issue is being considered by the Board of Directors.

        The Board of Directors sets the tone for ethical conduct throughout WorldHeart by considering and discussing ethical considerations when reviewing corporate transactions and our activities. The Corporate Governance and Nominating Committee, which is comprised of entirely independent directors, oversees our Code of Ethics and compliance with various regulatory requirements.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may contact an individual director, the Board of Directors as a group or a specific committee of the Board of Directors, including the non-management directors as a group, by the following means: by mail to Investor Relations, World Heart Corporation, 7799 Pardee Lane, Oakland, California 94621; or by email to investors@worldheart.com. You must include your name and address and indicate whether you are a shareholder of WorldHeart. We will initially compile all communications and summarize all lengthy, repetitive or duplicative communications before forwarding them to the addressee. We will not forward non-substantive communications, communications that pertain to personal grievances or communications that we determine to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about WorldHeart, but instead will forward them to the appropriate department within WorldHeart for resolution. In this case, the Corporate Secretary will retain a copy of such communication for review by any director upon his request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and people who own more than ten percent of our stock, to file reports of ownership and reports of changes in ownership with the SEC. All of these people are required by SEC regulation to provide us with a copy of all Section 16(a) reports they file.

        We reviewed the reports that were filed during the fiscal year ended December 31, 2007. Only one report by an officer of WorldHeart, Pratap Khanwilkar, was filed late, reporting two sale transactions in 2006 and one sale transaction in 2007.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

        The following is the report of the Audit Committee of the Board of Directors dated March 20, 2008 with respect to WorldHeart audited consolidated financial statements for the fiscal year ended December 31, 2007, which include the consolidated balance sheets as of December 31, 2006 and 2007, and the related consolidated statements of operations, shareholders' equity and cash flows for the period ended December 31, 2007, and the related notes.

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before of after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee reviews our consolidated financial statements, corporate accounting and financial reporting process and internal controls on behalf of the Board of Directors. All of the members of the Audit Committee are independent under the current requirements of the Nasdaq Stock Market, the Toronto Stock Exchange and in accordance with SEC rules and regulations and Canadian securities regulatory requirements. As of the date of this report, Mr. Goertz qualified as an "audit committee financial expert" within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee has a written charter describing its functions which was amended and restated and approved by the Board of Directors in December 2003, a copy of which was filed with our proxy statement for the 2006 Annual and Special Meeting of the Shareholders.

        Our management is primarily responsible for preparing our financial statements and for the overall reporting process, including our systems of internal control over financial reporting. In fulfilling its oversight responsibilities with respect to our corporate accounting and financial reporting process, the Audit Committee regularly reviews and discusses the financial statements with management, including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management represented to the Audit Committee that our audited consolidated financial statements for the fiscal year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles of the United States, and the Audit Committee has reviewed the audited consolidated financial statements with management.

        The Audit Committee also meets regularly with our independent auditors who have unrestricted access to the Audit Committee. The Audit Committee is directly responsible for the compensation, appointment, retention and oversight of our independent auditors. The independent auditors report directly to the Audit Committee. The Audit Committee discussed with the independent auditors the overall scope and plans for their audit, and the Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

        The Audit Committee reviewed with Burr, Pilger & Mayer LLP, our independent auditors for the fiscal year ended December 31, 2007, who were responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles of both the United States and Canada, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Statement on Auditing Standards No. 61, as amended, AICPA, Professional Standards,Vol.1, AU §380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from Burr, Pilger & Mayer LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and considered the compatibility of any non-audit services with the independence of Burr, Pilger & Mayer LLP.

        Based on the considerations above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved, the inclusion of the U.S. GAAP audited consolidated financial statements in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 filed with the SEC in March 2008.

AUDIT COMMITTEE
Gary Goertz, Chair
William Garriock
Robert J. Majteles

PROPOSAL 2

APPOINTMENT OF AUDITORS

        The Audit Committee of the Board of Directors has selected Burr, Pilger & Mayer LLP as our independent auditors for the fiscal year ending December 31, 2008 and has further directed that management submit the selection of independent auditors for approval by the shareholders at the Annual Meeting. Burr, Pilger & Mayer LLP has not audited our financial statements prior to 2007. Representatives of Burr, Pilger & Mayer LLP are expected to be present by telephone at the Annual Meeting where they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The remuneration of the independent auditors would have to be fixed by the shareholders if the shareholders do not authorize the directors to fix the remuneration of such auditors. The auditors' remuneration is determined by the Audit Committee and is fixed by the Board of Directors after reviewing the auditors' letter of engagement with respect to the services to be offered by the auditors. Periodically management also looks at the audit fees reported by comparable companies in their public filings to determine costs in the competitive market place.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to approve the appointment of Burr, Pilger & Mayer LLP. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

        The following table sets forth the fees billed to us for audit work and other services performed by Burr, Pilger & Mayer LLP for the year ended December 31, 2007, and the fees billed to us for audit work and other services performed by our former auditor, PricewaterhouseCoopers LLP, for the years ended December 31, 2007 and December 31, 2006, in each case, excluding taxes and out-of-pocket expenses.

	Year Ended December 31,
	2007 (USD)		2006 (Cdn)
	(1)	(2)	(3)
Audit Services	$182,000	$42,000	Cdn$389,000
Audit-Related Services	14,000	13,000	52,000
Tax Services	16,500	32,000	101,000
Other Services	3,000	41,000	4,000

Total	$215,500	$128,000	Cdn$546,000

(1)
Fees of Burr, Pilger & Mayer, LLP.

(2)
Fees of PricewaterhouseCoopers LLP. Fees for 2007 were converted to USD using the interbank currency exchange rate on the date of invoice

(3)
Fees of PricewaterhouseCoopers LLP for 2006 in Canadian dollars.

AUDIT FEES

        During the last fiscal year ended December 31, 2007, the aggregate fees billed by Burr, Pilger & Mayer LLP for the professional services rendered for audit of our financial statements and for the reviews of the financial statements included in our Forms 10-QSB or services that are normally provided by Burr, Pilger & Mayer LLP in connection with statutory and regulatory filings or engagements for such fiscal year were approximately $182,000.

        During the last two fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by PricewaterhouseCoopers LLP for the professional services rendered for the audit of our 2006 annual financial statements and for the review of the financial statements included in our Forms 10-QSB for the period ended March 31, 2007, or services that were normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for such fiscal years were approximately 42,000 and Cdn $389,000, respectively.

AUDIT-RELATED FEES

        The aggregate fees billed by Burr, Pilger & Mayer LLP for the fiscal year ended December 31, 2007 and by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2006 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not otherwise reported above under "Audit Fees" were approximately $14,000 and $13,000 and Cdn $52,000, respectively. For PricewaterhouseCoopers LLP, these services were primarily related to the proxy statement filing and for Burr, Pilger & Mayer LLP, these services were related to an audit of our 401(k) plan.

TAX FEES

        The aggregate fees billed by Burr, Pilger & Mayer LLP for the fiscal year ended December 31, 2007 and by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2006 for tax compliance, tax advice and tax planning were approximately $16,500 and $32,000 and Cdn $101,000, respectively. These services included assistance with tax return preparation and review, federal, state and international tax compliance, strategic tax planning services and services with our international subsidiary.

ALL OTHER FEES

        The aggregate fees billed by Burr, Pilger & Mayer LLP for the fiscal year ended December 31, 2007 and by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2006 for products and professional services other than those described above were approximately $3,000 and $41,000 and Cdn $4,000, respectively. For Burr, Pilger & Mayer LLP, these services were related to Sarbanes-Oxley 404 consulting work and for PricewaterhouseCoopers LLP, these services included tax planning related to our acquisition of MedQuest Products, Inc., reorganization, planning, tax monetization and support for the resolution of the Ontario Provincial Sales Tax audit.

PRE-APPROVAL POLICIES AND PROCEDURES

        Under its charter adopted by the Board of Directors on December 16, 2003, the Audit Committee has the authority and responsibility to review and approve in advance all auditing services of the independent auditors, including related fees and terms, and all non-audit service mandates, including related fees and terms, to the extent permitted by applicable laws, regulations and policies. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve non-audit services to be provided by the independent auditors provided that any such approvals made by the designated individuals will be reported to the full Audit Committee at its next scheduled meeting. All of the services described above were pre-approved by the Audit Committee.

AUDITORS' INDEPENDENCE

        The Audit Committee has determined that the rendering of all the aforementioned services by each of Burr, Pilger & Mayer LLP and PricewaterhouseCoopers LLP were compatible with maintaining the auditors' independence.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On May 9, 2007, PricewaterhouseCoopers LLP finalized its notification to us that it would not stand for re-election as our independent auditors. PricewaterhouseCoopers LLP have been our auditors since our inception, and we were primarily serviced from PricewaterhouseCoopers LLP's offices in Ottawa, Canada, the original location of our head office. However, with the move of our head office to California, PricewaterhouseCoopers LLP and WorldHeart found it increasingly challenging for PricewaterhouseCoopers LLP to efficiently serve WorldHeart. The decision to change accounting firms was approved by the Audit Committee of our Board of Directors and the change in auditors became effective on May 14, 2007 after the filing of our Form 10-QSB for the first fiscal quarter 2007.

        PricewaterhouseCoopers LLP's report on our financial statement for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their opinions were modified with respect to uncertainty regarding our ability to continue as a going concern.

        During our fiscal year ended December 31, 2006 and through the subsequent interim period prior to May 14, 2007: (i) there were no disagreements between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s) if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement(s) in connection with its report; and (ii) there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        On May 9, 2007, we engaged the registered public accounting firm of Burr, Pilger & Mayer LLP as our new independent auditor. We have not consulted with Burr, Pilger & Mayer LLP prior to May 14, 2007 regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K, except that Burr, Pilger & Mayer LLP provided input to us with respect to the preparation of the income tax note in our audited financial statements included in our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2006.

        Several accounting firms were contacted by us and audit proposals were discussed. The Audit Committee's decision to engage a regional accounting firm, that specializes in audits of smaller pubic companies, was primarily related to our continued consolidation of operations in the United States, including our plans to reincorporate in the United States. The Audit Committee believes that, as we are a relatively small, primarily domestic, public company, we may be better serviced by a regional accounting firm.

        The above disclosures have been presented to PricewaterhouseCoopers LLP and Burr, Pilger & Mayer LLP for their review and comment and we received no comments from either of them.

PROPOSAL 3

APPROVAL OF THE CONVERSION OF A SECURED PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF UP TO $5,000,000 PREVIOUSLY ISSUED TO ABIOMED CONVERTIBLE INTO THE COMPANY'S COMMON SHARES, INCLUDING CONVERSION OF INTEREST OWED, AND THE EXERCISE OF A WARRANT TO PURCHASE UP TO 3,400,000 OF THE COMPANY'S COMMON SHARES ISSUED TO ABIOMED

        This section of the proxy statement describes material aspects of our strategic transaction with ABIOMED, Inc. ("Abiomed"). Under the terms of the note purchase agreement attached as Appendix A to this proxy statement, we and our wholly-owned subsidiary, World Heart, Inc. ("WHI"), issued to Abiomed an 8% secured convertible promissory note in the principal amount of up to $5,000,000 attached as Appendix B to this proxy statement (the "Note"). The Note is secured by all assets of WorldHeart and WHI pursuant to the security agreements attached as Appendices C and D to this proxy statement. The Note is convertible into our common shares at Abiomed's option, in whole or in part, at $1.748948 per share, subject to anti-dilution adjustments in the event that WorldHeart issues securities at a lower effective price, at any time.

        WorldHeart, WHI and Abiomed also entered into a clinical and marketing support services agreement attached as Appendix E to this proxy statement, pursuant to which Abiomed agreed to provide clinical support and certain marketing services in connection with our products in development. As partial consideration for these clinical and marketing services, we issued to Abiomed a 5-year warrant to purchase up to 3,400,000 of our common shares, exercisable at $0.01 per share. The warrant is attached as Appendix F to this proxy statement.

        Until and unless shareholder approval has been received pursuant to this proposal 3, any conversion of the Note (including any accrued interest), together with any exercise of the warrant is limited such that Abiomed will not hold more than 19.9% of our common shares outstanding on December 11, 2007 as required by rules of the Nasdaq Stock Market, and Abiomed subsequently agreed by an amendment entered into in March 2008 not to convert any part of the Note and not to exercise any part of the warrant until April 30, 2008.

        While we believe that the description covers the material terms of the purchase agreement, the Note, the clinical and marketing support services agreement, the warrant and the other transaction documents, this summary may not contain all the information that is important to you. You should read the entire purchase agreement, the Note, the clinical and marketing support services agreement, the warrant and other transaction documents referred to in this proxy statement carefully for a more complete understanding of the transaction.

Background and Reasons for Sale of Secured Convertible Promissory Note and Warrant to Abiomed

        Prior to entering into the purchase agreement, we were pursuing various financing and strategic alternatives, including debt and equity financing transactions and corporate collaborations in the effort to improve our financial condition.

        We believe that WorldHeart and Abiomed, two of the longest established companies in the field, currently serve complementary segments of the circulatory support market. Abiomed is a leader in heart recovery "pumping" technology, with a large sales and clinical support team and extensive relationships with hospitals and clinicians. We expect this strategic transaction to benefit heart failure patients and treatment providers, promoting synergies between the two organizations in a number of areas, including the opportunity for future technology collaborations.

Use of Net Proceeds

        The net proceeds from the sale of the Note are being used for working capital purposes and not to redeem any common shares.

Regulatory Approvals

        Our common shares are listed on the Nasdaq Capital Market and are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350 requires shareholder approval prior to the sale, issuance or potential issuance of 20% or more of the outstanding voting shares or securities convertible into voting shares before the issuance, in one transaction or a series of transactions other than a public offering, if such issuance is at less than the greater of the book or market value of our common shares. Pursuant to the purchase agreement, the Note is convertible into up to 2,858,861 of our common shares, subject to certain anti-dilution adjustments as more fully described below, and the warrant is exercisable for up to 3,400,000 of our common shares. Until and unless shareholder approval is obtained pursuant to this proposal 3, the purchase agreement, the Note and the warrant limit Abiomed's ability to convert the Note and exercise the warrant to 19.9% of our common shares outstanding on December 11, 2007, and Abiomed subsequently agreed by an amendment entered into in March 2008 not to convert any part of the Note and not to exercise any part of the warrant until April 30, 2008. As of December 11, 2007, 11,507,275 of our common shares were outstanding. Shareholders are being asked to consider and approve the issuance of our common shares to Abiomed pursuant to the conversion of the Note, including without limitation as a result of anti-dilution adjustments and the conversion of interest owed, and pursuant to the exercise of the warrant.

        On December 11, 2007, when the purchase agreement was executed by Abiomed, the closing price per share on the Nasdaq Capital Market was $2.59 and the closing price per share on the Toronto Stock Exchange was Cdn$2.54. On March 19, 2008, the closing price per share on the Nasdaq Capital Market was $1.00 and the closing price per share on the Toronto Stock Exchange was Cdn$0.95.

Share Capital of WorldHeart

Common Shares

        Each common share entitles its holder to one vote at meetings of the shareholders of WorldHeart, except meetings at which only the holders of another class or series of shares are entitled to vote and, subject to the prior rights of holders of any preferred shares, to receive any dividends declared by the Board of Directors and to receive the property of WorldHeart upon liquidation, dissolution or winding up. All issued and outstanding common shares are fully paid and non-assessable.

Preferred Shares

        The Board of Directors has the authority to issue an unlimited number of preferred shares, issuable in series, and to determine prior to any such issuance the price, rights, preferences, privileges and restrictions, including voting rights, of those shares without any further vote or action by the shareholders. Preferred shares may, at the discretion of the Board of Directors, be entitled to preference over the common shares and any other shares ranking junior to the preferred shares with respect to the payment of dividends and distribution of assets in the event of liquidation, dissolution or winding up. If any cumulative dividends or amounts payable on return of capital are not paid in full, preferred shares of all issued series would participate ratably in accordance with the amounts that would be payable on such shares if all such dividends were declared and paid in full or the sums which would be payable on such shares on the return of capital if all amounts so payable were paid in full, as the case may be. Currently, no preferred shares are issued and outstanding.

Note Purchase Agreement and Secured Convertible Promissory Note

General

        On December 11, 2007, WorldHeart and WHI issued to Abiomed the Note. The Note is convertible into WorldHeart common shares at Abiomed's option, in whole or in part, at $1.748948 per share, subject to anti-dilution adjustments described below. Until and unless shareholder approval has been received pursuant to this proposal 3, any conversion of the Note (including any accrued interest), together with any exercise of the warrant, is limited such that Abiomed will not hold more than 19.9% of our common shares outstanding on December 11, 2007, and Abiomed subsequently agreed by an amendment entered into in March 2008 not to convert any part of the Note and not to exercise any part of the warrant until April 30, 2008.

        WorldHeart and WHI are obligated to repay the Note on the earliest of (1) any date, after December 11, 2009, on which demand is made by Abiomed, (2) the date on which the Note is otherwise required to be repaid under the terms of the Note, or (3) December 11, 2017. Interest on the Note accrues at a rate of 8% per annum and is not payable until the principal is required to be paid. If the Note is not paid when due, then it will bear interest at the rate equal to the lower of the maximum lawful rate or 15% per annum. Interest may be paid in cash or by conversion into our shares at Abiomed's option.

Conversion and Anti-Dilution Adjustments of the Secured Convertible Promissory Note

        The Note is convertible at the option of Abiomed at any time at the initial conversion price of $1.748948, subject to anti-dilution adjustments described below. In addition, interest may be paid in cash or by conversion into our shares at Abiomed's option. Until and unless approved by the shareholders pursuant to this proposal 3, the number of common shares that may be acquired by Abiomed upon conversion of the Note, together with any exercise of the warrant, may not be greater than 19.9% of our total common shares outstanding on December 11, 2007, and Abiomed subsequently agreed by an amendment entered into in March 2008 not to convert any part of the Note and not to exercise any part of the warrant until April 30, 2008.

        If we pay stock dividends or conduct a stock split or reverse stock split, then the conversion price of the Note will be adjusted accordingly. If we make distributions of debt, any other security, rights or warrants to subscribe to any other security, or any other assets to the holders of common stock, then Abiomed may request to receive the distribution it would have received if it had converted the Note.

        If a fundamental transaction occurs, including where we merge, sell all of our assets, complete a tender offer or exchange, or our shares are reclassified, then Abiomed has the right to the same kind and amount of stock it would have received if it had converted immediately prior to the fundamental transaction.

        If at any time while the Note is still outstanding, WorldHeart or any of its subsidiaries issue common shares at a price per share less than $1.748948, then the conversion price will be decreased such that Abiomed, upon conversion, will maintain the same percentage ownership of WorldHeart as if the issuance of the shares at the lower price had not occurred.

Representations and Warranties

        In the purchase agreement, we, WHI and Abiomed have made a number of representations and warranties. These representations and warranties relate to, among other things:

  •
  organization, existence, corporate good standing, corporate power and similar corporate matters; and

  •
  authorization, execution, delivery and performance and the enforceability of the purchase agreement and related transaction documents.

        Abiomed also made appropriate securities laws representations.

        We, among others, also made representations and warranties as to:

  •
  our subsidiaries;

  •
  the absence of conflicts and required governmental and third party consents;

  •
  valid authorization and issuance of the securities to be issued to Abiomed;

  •
  our capitalization;

  •
  litigation; labor matters; legal compliance; regulatory permits; conduct of business in compliance with regulatory requirements;

  •
  title to assets and disclosure of locations of assets; intellectual property; accounts receivable; insurance;

  •
  certain registration matters; listing and maintenance requirements;

  •
  inapplicability of takeover protections to the transaction documents;

  •
  ERISA; and

  •
  absence of any undisclosed liabilities.

Covenants and Agreements

        Board/Observer Rights.    We granted Abiomed the right to designate one member of our Board of Directors and we are obligated to use reasonable best efforts to cause any person so designated by Abiomed to be elected to the Board of Directors, in accordance with applicable laws. If a director designated by Abiomed is not on our Board of Directors, Abiomed has the right to designate an observer to attend all of our Board meetings, and receive all information being made available to Board members.

        Distribution Rights.    We granted to Abiomed a right of first refusal to act as the exclusive distributor of any future products (including our Levacor Rotary VAD) that are not currently being sold on a continuous basis by us as of the date of the purchase agreement.

        Shareholders Meeting.    We agreed to take all action necessary to authorize the issuance of our common shares issuable upon conversion of the Note and upon exercise of the warrant in accordance with Nasdaq Marketplace Rule 4350(i). We agreed that our Board of Directors will recommend to our shareholders a vote in favor of this proposal 3.

        Reservation of Shares.    We agreed to reserve a number of our common shares for the purpose of issuing common shares to Abiomed upon conversion of the Note and exercise of the warrant.

        Listing of Securities.    We agreed to take all reasonably necessary action to continue to list and trade our common shares on Nasdaq Capital Market and to comply with the Nasdaq Marketplace Rules and to take all reasonably necessary action to ensure that the shares issuable upon conversion of the Note and exercise of the warrant are listed on the Nasdaq Stock Market and the Toronto Stock Exchange.

        Issuance of New Securities.    We agreed that, in the event that we issue any class or series of our capital stock other than common shares, we will amend the Note so that it is convertible and the warrant so that it is exercisable, in each case, into the number of the new class or series of capital stock so issued.

        Payment of Cash Dividend.    We agreed, so long as the Note is outstanding, not to declare or make any cash dividend without Abiomed's approval.

        Subsequent Equity Issuances.    Until December 11, 2008, we agreed not to issue more than 12 million of our common shares without the consent of Abiomed.

        Restrictions on Mergers.    Prior to the maturity of the Note, we and WHI agreed not to enter into any transaction to sell substantially all of our assets to an affiliated party or to merge, consolidate or enter into a similar business combination with an affiliated party, in each case, without Abiomed's consent.

        Debt.    We agreed to limit the amount of debt that we, or our subsidiaries, could incur, subject to certain exceptions.

        Liens.    We and WHI agreed not to create or permit any liens upon our properties except for permitted liens and liens in favor of Abiomed.

        Amendment of Organizational Documents.    We and WHI agreed not to permit any amendment to our respective articles of incorporation that would adversely affect the rights or privileges granted under the Note or the warrant.

        Transactions with Affiliates.    We and WHI agreed not to enter into any transactions with affiliates unless the transaction is at arms length.

        Asset Sales.    We agreed not to sell any of our property with certain limited exceptions.

Indemnification

        We and WHI agreed to indemnify Abiomed for, among other things, any and all damages that Abiomed may suffer as a result of any misrepresentation, breach of or inaccuracy of any representation, warranty, covenant or agreement made by us or WHI in the purchase agreement or any transaction document. The indemnification does not extend to any loss resulting from Abiomed's gross negligence or willful misconduct.

Events of Default

        Any of the following events is an event of default under the Note:

  •
  Failure to Pay.  Failure to pay principal or interest on the Note when due and payable within five trading days of demand by Abiomed;

  •
  Cross Default with Other Material Debt Agreements.  (1) Failure to pay when due a material debt agreement, or (2) failure to observe or perform any other material obligation under any material debt agreement, and the failure results in the obligations becoming or being declared due and payable prior to the date on which they would otherwise become due and payable;

  •
  Failure to Perform Covenants.  Failure to observe or perform any material covenant, condition or agreement contained in the Note, purchase agreement, warrant, registration rights agreement, or either security agreement for a period of 20 trading days after the date on which written notice of such default is first given by Abiomed to us or WHI;

  •
  Incorrect Representations and Warranties.  Our or WHI's representations and warranties set forth in the purchase agreement being incorrect in any material respect as of December 11, 2007;

  •
  Bankruptcy.  The occurrence of a bankruptcy event (including bankruptcy, insolvency, assignment for the benefit of creditors or failure to pay debts when due) by us or any of our subsidiaries;

  •
  Effectiveness of Loan Documents.  The Note, purchase agreement, warrant, registration rights agreement, or either security agreement cease, for any reason, except as provided therein, not being in full force and effect in all material respects;

  •
  Disavow of Obligations by WorldHeart and WHI.  Either we or WHI asserting in writing that the Note, purchase agreement, warrant, registration rights agreement, or either security agreement having ceased to be in full force and effect or disavowing any of our obligations under these agreements;

  •
  Delisting.  The common stock of WorldHeart not being listed or quoted, or is suspended from trading, on an eligible market, including for the purposes of this definition any Nasdaq Stock Market and OTCBB, for a period of three trading days within a one year period (which need not be consecutive trading days);

  •
  Failure to Deliver Stock Certificate.  Failure to deliver a stock certificate to Abiomed within five trading days after conversion of the Note or exercise of the warrant;

  •
  Failure to Authorize Sufficient Common Stock.  Failure to have available a sufficient number of authorized but unissued and otherwise unreserved common shares available to issue to Abiomed upon any conversion of the Note or upon any exercise of the warrant; or

  •
  Certain Change of Control.  Effecting or publicly announcing our intention to effect a sale transaction, an asset sale transaction, or a sale of WHI.

  Consequences of an Event of Default

        Abiomed may elect to require that we and WHI purchase all or any portion of the outstanding principal amount of the Note for 100% of the outstanding principal plus all accrued but unpaid interest. Upon a bankruptcy event, the outstanding principal and accrued but unpaid interest on the Note is immediately due and payable. Upon an event of default, Abiomed can enforce all of its remedies under law and under the other transaction documents, including the security agreements.

Repayment at the Option of WorldHeart and WHI

        At any time after December 11, 2009, upon 30 days prior notice and upon satisfaction of certain conditions, we may deliver written notice to Abiomed of our intent to prepay all or part of the Note. If an event of default exists at the time that we deliver such notice, then we have agreed to pay Abiomed an additional amount equal to 5% of the outstanding principal amount being paid. Abiomed may convert any portion of the Note between the date of notice and the date of payment by us and the principal amount repaid will be reduced accordingly.

Clinical and Marketing Support Services Agreement and Warrant

General

        In connection with the purchase agreement and Note, we, WHI and Abiomed entered into a clinical and marketing support services agreement. We may request that Abiomed perform clinical or marketing support services for us and if agreed to by Abiomed, then the parties must mutually agree to a written statement of the work to be performed and negotiate fees to be paid to Abiomed for the clinical or marketing support services. We are under no obligation to request clinical or marketing support services from Abiomed.

        As consideration for the clinical and marketing support services agreement, we issued to Abiomed a warrant to purchase up to 3,400,000 shares of our common shares. Until and unless the approval by our shareholders has been received pursuant to this proposal 3, the number of our common shares that may be acquired by Abiomed upon exercise of the warrant, together with any conversion of the Note, may be no greater than 19.9% of the total number of our common shares outstanding on December 11, 2007, and Abiomed subsequently agreed by an amendment entered into in March 2008 not to convert any part of the Note and not to exercise any part of the warrant until April 30, 2008. The exercise price for each common share under the warrant is $0.01.

Event of Default

        If certain events of defaults occur, we or Abiomed, as the case may be, may terminate the clinical and marketing support services agreement. Any event of default under the clinical and marketing support services agreement will not result in termination of the warrant.

Related Agreements

  Security Agreements

        In connection with the purchase agreement and the Note, we and WHI each entered into a security agreement, attached as Appendices C and D to this proxy statement, granting a security interest to Abiomed in all of our respective assets. Pursuant to our security agreement, we pledged our ownership interest in WHI. In each of the security agreements, we and WHI agreed to certain covenants to maintain Abiomed's perfected security interests in the assets.

        Upon an event of default under the Note, in addition to the rights that Abiomed may exercise under applicable law, the security agreements provide for additional rights with respect to the collateral. Upon an event of default under the Note, Abiomed may dispose of the assets and apply the cash proceeds towards obligations owed to Abiomed.

  Registration Rights Agreement

        In connection with the purchase agreement and the Note, we entered into a registration rights agreement with Abiomed. The registration rights agreement provides that within one hundred twenty days after the closing date we will prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to us, on such form of registration statement as is then available) permitting the resale of the common shares issued pursuant to conversion of the Note and exercise of the warrant. In the event that we fail to meet the filing deadlines certain liquidated damages will have to be paid by us to Abiomed in an amount equal to 1.0% additional interest, in addition to the interest otherwise payable on the aggregate principal amount of the Note for each 30-day period following the date by which such registration statement should have been filed for which no registration statement is filed. In addition, there are similar liquidation damages payable to Abiomed for our failure to have the registration statements declared effective within 180 days following the closing date. Liquidated damages are also payable in the event that Abiomed is unable to use the registration statement after it is declared effective. The registration rights agreement is attached as Appendix G to this proxy statement.

        The registration rights agreement also contains a "piggyback" registration provision so that if we propose to register any of our common shares and if Abiomed so requests, we will use reasonable efforts to cause the registration of our common shares issuable upon conversion of the Note and upon exercise of the warrant to Abiomed to be included in the registration.

        WorldHeart also agreed to indemnify and hold harmless Abiomed against any losses arising from:

  •
  any misrepresentation or failure to state a material fact in the registration statement;

  •
  any blue sky application executed by us;

  •
  any violation of any securities laws, rules or regulations relating to the registration statement; or

  •
  any failure to register the common shares as required.

  Voting Agreement

        Pursuant to the voting agreement attached as Appendix H to this proxy, our two largest shareholders, Maverick Venture Management, LLC and the various Special Situations affiliated funds, each have agreed with Abiomed to vote in favor of the approval of the issuance of our common shares to Abiomed pursuant to the conversion of the Note, including as a result of any anti-dilution adjustments and conversion of interest owed, and pursuant to the exercise of the warrant.

        The shareholders are being asked to consider and approve the issuance of our common shares to Abiomed pursuant to the conversion of the Note, including as a result of any anti-dilution adjustments and conversion of interest owed, and pursuant to the exercise of the warrant.

        Approval from a majority of the votes cast at the Annual Meeting, in person or by proxy is required for this proposal 3. Shares represented by executed proxies will be voted, if authority to do so is not withheld, in favor of the approval. Abstentions and broker non-votes will be counted towards a quorum but are not counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding the beneficial ownership of common shares as of February 15, 2008 by: (i) each person or entity known by us to own beneficially more than 5% of our outstanding common shares; (ii) each Named Executive Officer named in the Summary Compensation Table; (iii) each director and nominee for director; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. The number of common shares used to calculate the percentage ownership of each listed person includes the common shares underlying options, warrants or other convertible securities held by them that are exercisable within 60 days of February 15, 2008.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Outstanding Shares(1)
Austin W. Marxe and David M. Greenhouse(2) 153 East 53rd Street New York, NY 10022	3,374,467	28.8%
Maverick Venture Management, LLC(3) 737 Bryant Street Palo Alto, CA 94301	2,800,703	24.2%
Entities afffiliated with Messrs. Steven R. Becker, Reid S. Walker, G. Stacy Smith and Patrick P. Walker(4) 300 Crescent Court, Suite 1111 Dallas, TX 75201	997,700	8.6%
SF Capital Partners Ltd(5) c/o Stark Offshore Management LLC 3600 South Lake Drive St. Francis, WI 53235	1,083,765	9.3%
Jal S. Jassawalla(6)	299,106	2.5%
David Pellone(7)	2,985	*
A. Richard Juelis(8)	27,500	*
Pratap Khanwilkar(9)	78,230	*
Phil Miller(10)	68,964	*
Piet Jansen, M.D.(11)	68,941	*
William C. Garriock(12)	15,667	*
C. Ian Ross(13)	21,050	*
Robert J. Majteles(14)	15,667	*
Michael Sumner Estes, Ph.D.(15)	3,333	*
Gary Goertz	—
All Directors and Executive Officers as a Group (12 persons)(16)	636,097	5.3%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the principal address of each of the shareholders named in this table is: c/o World Heart Corporation, 7799 Pardee Lane, Oakland, California 94621. Applicable percentages are based on 11,560,776 shares outstanding on February 15, 2008, adjusted as required by rules promulgated by the SEC.

(2)
Includes warrants to purchase 31,691 common shares and 587,810 common shares held by Special Situations Cayman Fund, L.P., warrants to purchase 7,662 common shares and 175,068 common shares held by Special Situations Fund III, L.P., warrants to purchase 87,412 common shares and 1,765,147 common shares held by Special Situations Fund III QP, L.P., and warrants to purchase 34,572 common shares and 685,106 common shares held by Special Situations Private Equity Fund, L.P. MGP Advisors Limited ("MGP") is the general partner of the Special Situations Fund III, QP, L.P. and the general partner of and investment adviser to the Special Situations Fund III, L.P. AWM Investment Company, Inc. ("AWM") is the general partner of MGP, the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. and the investment adviser to the Special Situations Fund III, QP, L.P., the Special Situations Technology Fund, L.P., the Special Situations Technology Fund II, L.P., the Special Situations Private Equity Fund, L.P. and the Special Situations Life Sciences Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Special Situation Funds, our largest shareholder, is entitled to two nominees on our Board of Directors depending on certain ownership requirements of our common shares. Mr. Robert J. Majteles, one of our directors, serves on our Board of Directors as a designee of the Special Situations Funds. Under an agreement between Treehouse Capital, LLC, an investment firm founded by Mr. Majteles, and the Special Situations Funds, Mr. Majteles is required to act independently of the Funds in discharging his fiduciary duties to shareholders of any company for which he serves as a member of the Board of Directors and also is obligated not to disclose to the Funds or use for his own benefit any confidential information he obtains in connection with his service as a director for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the Funds. Mr. Majteles has agreed to serve as a member of our Board of Directors pursuant to this agreement.

(3)
The managers of Maverick Venture Management, LLC are Kevin R. Compton and Gayla J. Compton who share voting and dispositive power over the shares, but disclaim beneficial ownership, except to the extent of their pecuniary interest therein. Maverick, our second largest shareholder, is entitled to two nominees on our Board of Directors if Maverick's shareholdings are at least 25% of our issued and outstanding common shares and is entitled to one nominee on the Board if Maverick's shareholdings are between 15% and less than 25%. Under an agreement with Maverick, the number of directors may not exceed seven. To date, Maverick has not nominated any directors to serve on our Board.

(4)
Based solely on the Schedule 13G filed on February 14, 2008, the following is a detail of their ownership. SRB Greenway Capital, L.P. ("SRBGC") held 57,070 common shares, SRB Greenway Capital (Q.P.), L.P. ("SRBQP") held 466,310 common shares and SRB Greenway Offshore Operating Fund, L.P. ("SRB Offshore," and together with SRBGC and SRBQP, the "Greenway Funds") held 20,730 common shares. SRB Management, L.P. ("SRB Management") is the general partner of SRBGC, SRBQP and SRB Offshore. BC Advisors, LLC ("BCA") is the general partner of SRB Management. Mr. Steven R. Becker is the sole principal of BCA. As a result, Mr. Becker possesses the sole power to vote and to direct the disposition of the common shares held by the Funds. In addition, Walker Smith Capital, L.P. ("WSC") held 13,810 common shares, Walker Smith Capital (Q.P.), L.P. ("WSCQP") held 88,410 common shares, Walker Smith International Fund, Ltd. ("WS International") held 123,500 common shares and HHMI Investments, L.P. ("HHMI" and together with WSC, WSCQP and WS International, the "WS Funds") held 46,300 common shares. WS Capital Management, L.P. ("WSC Management") is the general partner of WSC and WSCQP, the agent and attorney-in-fact for WS International and the investment manager for HHMI. WS Capital, L.L.C. ("WS Capital") is the general partner of WSC Management. Messrs. Reid S. Walker and G. Stacy Smith are principals of WS Capital. Additionally, WS Opportunity Fund, L.P. ("WSO") held 51,130 common shares, WS Opportunity Fund (Q.P.), L.P. ("WSOQP") held 44,560 common shares, and WS Opportunity Fund International, Ltd. ("WSO International" and collectively with WSO and WSOQP, the "WSO Funds") held 85,880 common shares. WS Ventures Management, L.P. ("WSVM") is the general partner of WSO and WSOQP and the agent and attorney-in-fact for WSO International. WSV Management, L.L.C. ("WSV") is the general partner of WSVM. Messrs. Reid S. Walker, G. Stacy Smith and Patrick P. Walker are principals of WSV. As a result, WSVM, WSV, and Messrs. Reid S. Walker, Patrick P. Walker and G. Stacy Smith possess shared power to vote and to direct the disposition of the securities held by the WSO Funds. Thus, for the purposes of Reg. Section 240.13d-3, (i) Mr. Steven R. Becker may be deemed to beneficially own 544,110 common shares, or approximately 4.7% of the common shares deemed issued and outstanding, (ii) Messrs. Reid S. Walker and G. Stacy Smith may be deemed to beneficially own 453,590 common shares, or approximately 3.9% of the common shares deemed issued and outstanding, (iii) WS Capital and WSC Management may be deemed to beneficially own 272,020 common shares, or approximately 2.4% of the common shares deemed issued and outstanding, and (iv) WSVM, WSV, and Mr. Patrick P. Walker may be deemed to beneficially own 181,570 common shares, or approximately 1.6% of the common shares deemed issued and outstanding.

(5)
Includes warrants to purchase 69,124 common shares. The shares and the warrants are held directly by SF Capital Partners Ltd. Messrs. Michael A. Roth and Brian J. Stark are the Managing Members of Stark Offshore Management, LLC, which acts as an investment manager and has sole power to direct the management of SF Capital. Through Stark Offshore, Messrs. Roth and Stark possess voting and dispositive power over the shares but disclaim beneficial ownership thereof.

(6)
Includes options for 238,836 common shares. All of those options are exercisable within 60 days of February 15, 2008. Includes 17,270 performance bonus shares. Also includes 43,000 shares held by Jal S. Jassawalla and Janette Diane Jassawalla, Trustees for the Jassawalla Family Trust U/A DTD 06/28/94.

(7)
Includes 2,985 performance bonus shares.

(8)
Includes options for 27,500 common shares. Mr. Juelis terminated employment with us in August 2007, but continued to perform consulting services through December 31, 2007.

(9)
Includes options for 49,167 common shares. All of those options are exercisable within 60 days of February 15, 2008. Also includes 8,538 performance bonus shares.

(10)
Includes options for 39,185 common shares. All of those options are exercisable within 60 days of February 15, 2008. Also includes 8,279 performance bonus shares.

(11)
Includes options for 38,333 common shares. All of those options are exercisable within 60 days of February 15, 2008. Also includes 10,608 performance bonus shares.

(12)
Includes options for 15,667 common shares. All of those options are exercisable within 60 days of February 15, 2008.

(13)
Includes options for 21,000 common shares. All of those options are exercisable within 60 days of February 15, 2008.

(14)
Includes options for 15,667 common shares. All of those options are exercisable within 60 days of February 15, 2008.

(15)
Includes options for 3,333 common shares. All of those options are exercisable within 60 days of February 15, 2008.

(16)
Includes an aggregate of 477,020 options held by executive officers and directors as a group that are exercisable within 60 days of February 15, 2008.

Voting Agreement

        Pursuant to the voting agreement attached as Appendix H to this proxy, our two largest shareholders, Maverick Venture Management, LLC and the various Special Situations affiliated funds, each have agreed with Abiomed to vote in favor of the approval of the issuance of our common shares to Abiomed pursuant to the conversion of the Note, including as a result of any anti-dilution adjustments and conversion of interest owed, and pursuant to the exercise of the warrant.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information with respect to our 2006 Equity Incentive Plan, formerly known as the World Heart Corporation Employee Stock Option Plan, which was the only equity compensation plan in effect as of December 31, 2007. This Plan was initially adopted in December 1996 and was amended and restated several times. The most recent amendments were approved by our shareholders on December 20, 2006. These amendments increased the number of common shares available under the Plan by 500,000 common shares, from 977,250 to 1,477,250, and gave us the ability to grant restricted stock awards, restricted stock unit awards, stock appreciation rights and performance shares to our and our subsidiaries' directors, employees and consultants.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,040,644	$11.61	436,606
Equity compensation plans not approved by security holders	—	—	—
Total	1,040,644	$11.61	436,606

EXECUTIVE OFFICERS

        Set forth below is the name, age and biographical information for each of our executive officers.

        Jal S. Jassawalla (62) has served as our President and Chief Executive Officer since July 2004. Mr. Jassawalla's biographical information is included above in the discussion of WorldHeart directors.

        David Pellone (63) has served as our Vice President, Finance and Chief Financial Officer since August 31, 2007. Mr. Pellone has extensive experience as the Vice President of Finance and Chief Financial Officer with a number of companies, including technology companies. His prior work experience includes Condor Power Supplies, Inc., Flash Electronics, Inc., RAE Systems Inc., AG Associates Inc. and the Medical Products and Services Division of 3M Company. Since October 2005, Mr. Pellone has served as a consultant to several companies, including Globalstar, Inc., OpSource, Inc., Reliant Technologies, Inc., Sylantro Systems Corporation, Tasman Networks, Inc. and WorldHeart, in areas ranging from public reporting, internal controls compliance and divestiture to audit preparation. From May 2004 to March 2005, Mr. Pellone served as Vice President Finance and Chief Financial Officer with Condor Power Supplies, Inc. From November 2000 to January 2004, Mr. Pellone served as Vice President Finance/Chief Financial Officer with Flash Electronics, Inc.

        Piet Jansen, M.D. (48) joined WorldHeart in February 2004 as our Chief Medical Officer. He was appointed Managing Director for Europe in July 2004. Prior to joining WorldHeart, Dr. Jansen was the Vice President, Clinical Programs at Orqis International GmbH from 2003 to February 2004. He was Vice President, Clinical Affairs at Jarvik Heart Inc. from 2001 to 2003. From 1997 to 2001, Dr. Jansen worked for the Novacor Division of Edwards Lifesciences LLC, formerly Baxter Corporation.

        John J. Vajda (68) joined WorldHeart in June 2005 as our Vice President of Manufacturing. Mr. Vajda was previously the Director of Operations at Centaur Pharmaceuticals, Inc. from January 1997. In February 1998 he became Vice President, Operations and one year later he was appointed Senior Vice President, Operations. In that capacity, he was responsible for process development, manufacturing, engineering, facilities and quality control. Before working for Centaur, Mr. Vajda was

Director of Operations for Oculex Pharmaceuticals, Inc. and ChemTrack, Inc. Prior to that, he was employed for 17 years by the Dow Chemical Co. in several executive positions.

        Phillip J. Miller (59) was appointed our Vice President, Research and Development in November 2004. Mr. Miller became an employee in June 2000 when WorldHeart acquired the Novacor Division of Edwards Lifesciences LLC, formerly Baxter Corporation. Previously, he was the Director of Biomedical Engineering at Edwards Lifesciences commencing in 1973.

        Pratap S. Khanwilkar (45) joined WorldHeart in August 2005 as the Vice President, Rotary Systems and Business Development when WorldHeart purchased MedQuest Products, Inc. Prior to that, Mr. Khanwilkar was Chief Executive Officer and a co-founder of MedQuest from 1993. Mr. Khanwilkar has 24 years of medical device development and commercialization experience, and more than 50 publications in scientific, engineering and medical journals. He was recognized in 2006 as a Fellow of the American Institute of Medical and Biological Engineering, and elected in 2007 as a US representative to the Board of Trustees of the International Society for Rotary Blood Pumps.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows all compensation awarded to, earned by, or paid to Jal S. Jassawalla, our President and Chief Executive Officer, A. Richard Juelis, our former Vice President, Finance and Chief Financial Officer, and David Pellone, our current Vice President, Finance and Chief Financial Officer, and to Piet Jansen, Phillip J. Miller and Pratap Khanwilkar, our three other most highly compensated executive officers at the end of fiscal year 2007 (the "Named Executive Officers"). The table is for the fiscal years ended December 31, 2006 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards(3) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(4) ($)		Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Jal. S. Jassawalla President and Chief Executive Officer	2007 2006	$277,680 267,000		— —	$70,807 —	$482,246 87,200	$23,603 —		— —	$3,564 4,005	(5) (8)	$857,900 358,205

David Pellone Vice President, Finance and Chief Financial Officer	2007 2006	56,077 —		— —	12,239 —	27,590 —	4,080 —		— —	1,023 —	(5)	101,009 —

A. Richard Juelis Vice President, Finance and Chief Financial Officer	2007 2006	171,457 200,000	(9)	— —	— —	— —	— —		— —	571 923	(5) (8)	172,028 200,923

Piet Jansen, M.D.(7) Chief Medical Officer	2007 2006	242,278 213,487		— —	43,493 —	56,262 —	21,235 —	(10)	— —	13,993 53,700	(2) (2)	377,261 267,187

Phillip J. Miller(6) Vice President, Research and Development	2007 2006	169,609 160,000		— —	33,944 —	64,299 —	11,315 —		— —	3,061 11,051	(5)(6) (6)(8)	282,228 171,051

Pratap Khanwilkar Vice President, Rotary Systems and Business Development	2007 2006	171,600 165,000		— —	35,006 —	64,299 —	11,669 —		— —	529 5,585	(5) (8)	283,103 170,585

(1)
Represents the FAS 123R value of the stock options to purchase our common shares. The options vest after one year from the date of grant over three years. For additional information on the valuation assumptions with respect to these options, refer to Note 10 of our financial statements in our Form 10-KSB for the year ended December 31, 2007, as filed with the SEC on March 27, 2008. These amounts represent the fair value of the awards on the grant date and do not correspond to the actual income that will be recognized by the officers.

(2)
Represents a $50,000 advance for relocation expenses paid to Dr. Jansen in 2006 in US dollars. Includes $1,096 and $1,200 in car allowances for 2007 and 2006, respectively, $2,727 and $2,500 in health care benefits paid to Dr. Jansen in Euros, for 2007 and 2006, respectively, converted to US dollars using the monthly average exchange rate for each pay period. Also includes $10,170 rent paid directly to Dr. Jansen's landlord in California.

(3)
Represents the value of performance bonus shares recognized for financial reporting purposes in 2007.

(4)
Represents cash portion of the performance bonus earned in 2007 approved and paid in 2008.

(5)
Represents Group Term Life Insurance premiums paid in 2007.

(6)
Includes $1,601and $5,351 in royalties accrued in 2007 and 2006, respectively, on the sales of the Novacor LVAS pursuant to a royalty agreement between Mr. Miller and WorldHeart dated April 22, 1998.

(7)
In 2006 and 2007, Dr. Jansen lived and worked in Holland and was paid in Euros. This amount was converted to US dollars using the quarterly exchange rate for each pay period. Dr. Jansen is paid once each month.

(8)
Includes 401(k) plan employer matching contributions for 2006. Employer matching program was discontinued in November 2006.

(9)
Mr. Juelis terminated his employment with us in August 2007, but continued to perform consulting services through December 31, 2007. Mr. Juelis' compensation includes a total of $40,000 paid in consulting fees, of which $20,000 were paid in 2008.

(10)
This amount also includes clinical bonus in the amount of $6,737 earned on Novacor LVAS sales.

NARRATIVE DISCLOSURES TO SUMMARY COMPENSATION TABLE

        It is our policy to award stock options at an exercise price equal to the closing price of our common stock on the business day prior to the date of the grant in accordance with the terms of our shareholder-approved 2006 Equity Incentive Plan, formerly known as World Heart Corporation Employee Stock Option Plan. The Compensation Committee has not granted options with an exercise price that is less than the closing price of our common stock one business day prior to the grant date. For purposes of determining the exercise price of stock options, the grant date is deemed to be the date on which the Compensation Committee approves the stock option grant. In 2007, we began granting performance share awards to our employees, including our named executive officers.

        We entered into an employment arrangement with Mr. Jal S. Jassawalla on June 23, 2000. This arrangement was updated on July 28, 2004 and again on October 25, 2004. As of July 28, 2004, Mr. Jassawalla is entitled to receive a base salary of $267,000 a year. On April 25, 2006, Mr. Jassawalla received a stock option to purchase 100,000 common shares which vests in full on the first anniversary of the date of grant. He is eligible to receive additional option grants under our 2006 Equity Incentive Plan and is entitled to a severance payment of 104 weeks of his regular salary. Mr. Jassawalla was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. Performance Shares are paid in cash and stock. With respect to the 2007 performance shares grant, Mr. Jassawalla earned $23,603 in cash and 17,270 common shares to be paid in 2008.

        We entered into an employment agreement with Mr. Richard Juelis, our former Vice President, Finance and Chief Financial Officer, on May 27, 2005. Mr. Juelis was entitled to receive an annual salary of $200,000. He received an initial stock option grant for 275,000 common shares. We amended our agreement with Mr. Juelis on April 4, 2007. Under the amended agreement, Mr. Juelis' salary was reduced an average of 37.5% over a six-month period, and he was entitled to a special bonus, payable in part in our common shares and in part in cash, in relation to the successful completion of a project to monetize certain of our Canadian tax loss carryforwards and to prepare for reincorporation of WorldHeart in the United States. The first one-third of 5% of the total monetization proceeds would be payable in our common shares (the "Special Bonus Shares"), issuable under our 2006 Equity Incentive Plan and determined by dividing the cash equivalent of one-third of the 5% of the total monetization proceeds by the closing trading price per share on the day before the date of determination. The Special Bonus Shares will vest upon entering into a definitive agreement for the purposes of monetization, with the remaining two-thirds of the 5% of the total monetization proceeds payable in cash upon the receipt by WorldHeart of the total monetization proceeds, pro rata, in one or more tranches. Mr. Juelis was also awarded a grant of up to 50,000 performance shares in 2007 pursuant to the terms and conditions of the 2006 Equity Incentive Plan. The performance shares were to be earned upon the achievement by Mr. Juelis of certain performance milestones related to our strategic and financing goals and activities. Mr. Juelis stepped down from his position as our Chief Financial Officer in August 2007, but remained with us in a consulting capacity through the transition period until the end of 2007, when his services were completed. He was paid a total of $40,000 in consulting fees, of which $20,000 was paid in 2008. No special bonus or performance shares were paid to Mr. Juelis.

        We entered into an employment agreement with Mr. David Pellone on August 30, 2007. Mr. Pellone is entitled to receive an initial annual salary of $180,000. He received an initial stock option grant for 15,000 common shares and is eligible to receive future option grants pursuant to our 2006 Equity Incentive Plan. The option will vest annually over a three-year period. Mr. Pellone was paid approximately $21,000 in consulting fees for services performed prior to joining the Company as an employee. Mr. Pellone was not granted performance shares in 2007; however, the Compensation Committee of the Board of Directors determined that Mr. Pellone would receive $4,080 in cash and 2,985 common shares to be paid in 2008 with respect to his contributions in 2007.

        We entered into an employment arrangement with Mr. Phillip Miller on June 23, 2000. This arrangement was updated on October 12, 2004. As of October 2004, Mr. Miller is entitled to receive a yearly base salary of $160,000. Mr. Miller is eligible to receive future option grants under our 2006 Equity Incentive Plan. Under the October 12, 2004 arrangement, Mr. Miller retained his rights from a royalty agreement that we entered into on April 22, 1988 entitling him to certain payments on the sale of Novacor LVAS kits. Mr. Miller was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. Performance shares are paid in cash and stock. With respect to the 2007 performance shares grant, Mr. Miller earned $11,315 in cash and 8,279 common shares to be paid in 2008.

        We entered into an employment arrangement with Piet Jansen, M.D. on December 9, 2003. That arrangement was updated on October 12, 2004, and again on July 12, 2006. Under the current agreement, as our Chief Medical Officer, he receives an annual base salary of $205,000 and received an advance of $50,000 in 2006 for reimbursement of moving expenses for his relocation to Oakland, California. The initial term of employment under the current agreement is eighteen months from July 12, 2006, during which time Dr. Jansen may be terminated only for cause (as defined in the agreement). After the initial eighteen months, Dr. Jansen's employment became at will. If, following a change of control at WorldHeart (as defined in the agreement) but before the initial eighteen month term ends, Dr. Jansen is terminated, he is entitled to receive as severance the remainder of his compensation that he would have been paid for the first eighteen months. Dr. Jansen was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. performance shares are paid in cash and stock. With respect to the 2007 performance shares grant, Dr. Jansen earned $14,498 in cash and 10,608 common shares to be paid in 2008.

        We entered into an employment arrangement with Mr. Pratap Khanwilkar on January 31, 2005, which became effective on July 29, 2005 upon the closing of our acquisition of MedQuest Products, Inc. Under the current agreement, Mr. Khanwilkar is entitled to receive an annual salary of $165,000. Mr. Khanwilkar is also eligible to receive future option grants pursuant to our 2006 Equity Incentive Plan. Mr. Khanwilkar was granted performance shares in 2007 which are earned upon the achievement of certain performance milestones related to our strategic and financing goals and activities. These performance shares are fully vested when paid upon the Compensation Committee's or the Board of Directors' determination that the performance goals have been achieved. Performance shares are paid in cash and stock. With respect to the 2007 performance shares grant, Mr. Khanwilkar earned $11,669 in cash and 8,538 shares of stock to be paid in 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table sets forth information about stock options held by our Named Executive Officers at the end of fiscal year 2007.

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jal S. Jassawalla	89 55 78,723 100,000 10,000 —	— — — — — 150,000	$92.30 94.50 13.00 14.80 11.30 4.10	03/03/12 03/03/12 09/23/13 01/31/14 04/25/15 03/01/16

David Pellone	—	15,000	2.33	08/31/17

A. Richard Juelis	27,500	—	11.50	07/30/10

Piet Jansen, M.D.	24,000 8,500 —	— — 17,500	13.00 14.80 4.10	09/23/13 01/31/14 03/01/16

Phillip J. Miller	161 109 18,000 14,500 —	— — — — 20,000	92.30 94.50 13.00 14.80 4.10	03/03/12 03/03/12 09/23/13 01/31/14 03/01/16

Pratap Khanwilkar	42,500 —	— 20,000	11.30 4.10	07/29/14 03/01/16

        All of the above options vest annually over three years. Mr. Juelis terminated his employment with us in August 2007, but continued to perform consulting services through December 31, 2007.

DIRECTOR COMPENSATION TABLE

        The following table sets forth information about compensation of our non-employee directors for the fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)(1)	Options Awards ($)(2)	Total ($)(1)
Michael Sumner Estes, Ph.D	$41,350	$26,706	$68,056
William C. Garriock	41,500	21,365	62,865
Gary W. Goertz	24,000	11,841	35,841
Robert J. Majteles	38,567	21,365	59,932
C. Ian Ross(3)	45,000	21,365	66,365

(1)
Non-employee directors were paid on a quarterly basis. For Robert Majteles and Michael Estes, amounts were converted from Canadian dollars to US dollars using the average exchange rate for each quarter.

(2)
Represents the FAS 123R value of the stock options to purchase our common shares. The options vest annually over three years. For additional information on the valuation assumptions with respect to these options, refer to Note 10 of our financial statements in our Form 10-KSB for the year ended December 31, 2007, as filed with the SEC on March 27, 2008. These amounts represent the fair value of the awards on the grant date and do not correspond to the actual value that will be recognized by the directors.

(3)
The vesting of options was accelerated when C. Ian Ross retired form the Board, and WorldHeart allowed the options to continue until their natural expiry despite his departure.

NARRATIVE DISCLOSURES TO DIRECTOR COMPENSATION TABLE

        On April 4, 2007 the Board of Directors adopted a new directors compensation plan effective at the beginning of 2007. Under the program, each of our non-employee directors receives an annual cash fee of Cdn $25,000. The Chairman of the Board of Directors receives an additional cash fee of Cdn $40,000, the Chair of the Audit Committee receives an additional cash fee of Cdn $15,000, and the Chairs of each of the other committees, excluding the Corporate Governance and Nominating Committee, receive an additional cash fee of Cdn $7,500. An additional Cdn $1,000 per diem fee is paid for meetings attended in person and a Cdn $500 per diem fee is paid for meetings attended by telephone, with a daily maximum of Cdn $1,000. In the fiscal year ended December 31, 2007 the total compensation paid to non-employee directors was Cdn $141,250 of which Cdn $38,750 was for 2006 compensation paid in 2007. Non-employee directors are also entitled to be reimbursed for travel and other expenses incurred in attending meetings of the Board of Directors or of a Committee.

        Each of our non-employee directors also receives stock option grants under our 2006 Equity Incentive Plan. Options granted under this plan are nonstatutory stock options. During 2007, we granted options to the non-employee directors as described below. No options were exercised by the directors in 2007.

        Michael Sumner Estes, Ph.D. joined our Board of Directors in April 2007. Upon his appointment to the Board, Dr. Estes received an option to purchase 10,000 common shares, vesting annually over three years, at an exercise price per share of $3.40, in accordance with our 2006 Equity Incentive Plan, pursuant to which the option was granted.

        Gary W. Goertz joined our Board of Directors in June 2007. Upon his appointment to the Board, Mr. Goertz received an option to purchase 10,000 common shares, vesting annually over three years, at an exercise price per share of $1.50, in accordance with our 2006 Equity Incentive Plan, pursuant to which the option was granted.

        Upon consummation of our 2003 common share and warrant financing, the Special Situations Funds exercised its right to designate a director nominee and designated Robert J. Majteles to serve as a member of our Board of Directors. Mr. Majteles joined the Board of Directors in 2003, and was subsequently reelected to serve on the Board at the 2005 and 2006 annual shareholders meetings. Mr. Majteles serves on the Board of Directors of Adept Technology, Inc. Mr. Richard Juelis, our former Chief Financial Officer, also serves on the Board of Directors of Adept Technology. Special Situations Funds, our second largest shareholder, is also a significant shareholder of Adept Technology. Mr. Majteles is the founder of Treehouse Capital, LLC, an investment firm. Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Fund, L.P. have entered into an agreement with Mr. Majteles and Treehouse Capital pursuant to which Treehouse Capital, through Mr. Majteles, provides certain management and financial advisory services for the funds on request. If Mr. Majteles' services are requested by the funds with respect to a particular portfolio investment, Treehouse Capital is entitled to ten percent of the funds' net gain (as defined) or net loss (as defined) on the investment during the term of the agreement, offset by certain fees that may be paid by the portfolio company to Treehouse Capital or Mr. Majteles directly. Under the agreement, Mr. Majteles is required to act independently of the funds in discharging his fiduciary duties to shareholders of any company for which he serves as a member of the Board of Directors and also is obligated not to disclose to the funds or use for his own benefit any confidential information he obtains in connection with his service for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the funds. Mr. Majteles has agreed to serve as a member of our Board of Directors pursuant to this agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions With Related Persons

        We have entered into certain employment agreements with Messrs. Jassawalla, Juelis, Pellone, Miller, Khanwilkar and Vajda and with Dr. Jansen. The details of these employment agreements are described above under the heading "Executive Compensation—Narrative Disclosures to Summary Compensation Table."

        Mr. Robert J. Majteles serves on our Board of Directors as a designee of the Special Situations Funds, our largest shareholder. The details of Mr. Majteles relationship and agreements with the Special Situations Funds are described above under the heading "Executive Compensation—Director Compensation."

        Maverick Venture Management, LLC, our second largest shareholder, is entitled to two nominees on the Board of Directors if Maverick's shareholdings are at least 25% of the issued and outstanding common shares of WorldHeart and is entitled to one nominee on the Board if Maverick's shareholdings are between 15% and less than 25%. We have also agreed with Maverick that the number of our directors shall not exceed seven. Currently, Maverick has no nominees on the Board.

Director Independence

        The discussion concerning the independence of our directors under the heading "Corporate Governance."

Directors' And Officers' Indemnification

        We maintain directors' and officers' liability insurance in the aggregate amount of $10,000,000. The aggregate annual premium in 2007 for such insurance was $200,000. Our by-laws provide that WorldHeart shall indemnify a director or officer of WorldHeart against liability incurred in such capacity to the extent permitted or required by the Canada Business Corporations Act. To the extent we are required to indemnify the directors or officers pursuant to the by-laws, the insurance policy provides that we are liable for the initial $350,000 in respect of each securities claim and the initial $350,000 with respect to each other claim.

Loans To Directors And Officers

        None of the directors or officers of WorldHeart, or any associate of the directors or officers of WorldHeart, has been or is indebted to WorldHeart.

REPORT ON EXECUTIVE COMPENSATION AND
COMPOSITION OF THE COMPENSATION COMMITTEE(2)

        The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the overall approach to compensation for WorldHeart and its employees and specifically with respect to the executive officers of WorldHeart, including the President and Chief Executive Officer, reviews remuneration of directors of WorldHeart, and administers the 2006 Equity Incentive Plan, formerly known as World Heart Corporation Employee Stock Option Plan. From January 2007 to June 2007, the Compensation Committee was composed of three directors: Robert J. Majteles (Chair), C. Ian Ross and William C. Garriock. In June 2007, Dr. Estes replaced Mr. Ross as a member of the Compensation Committee when Mr. Ross' term expired at the 2007 Annual Meeting. All members of the Compensation Committee are independent. The Compensation Committee met three times in 2007.

(2)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before of after the date hereof and irrespective of any general incorporation language in any such filing.

        WorldHeart's executive compensation plan is based on a pay for performance philosophy weighted in favor of long term equity incentives. The Compensation Committee believes that long term equity incentives are an important component of compensation to motivate executive officers and employees and more closely align these individuals with the interest of shareholders.

        In March 2007 and again January 2008, the Board of Directors retained Cypress Ridge Solutions & Insurance Services, Inc., a compensation consulting firm, to assist the Compensation Committee in an analysis and review of our overall compensation strategy and policies, and to provide recommendations, in respect of our management executive compensation programs and practices including management short term and long term incentive awards. In addition, the consultant was requested to provide background and analysis on best practices of comparable companies and industry trends, a review of the current business environment, a review of our near and longer term business strategies and a review of good corporate governance practices for us. The consultant met with our human resources team and our President and Chief Executive Officer to obtain background and information as to our operations, personnel and objectives. The consultant was requested to make recommendations to the Compensation Committee on achieving a competitive executive compensation program. The consultant met with the Compensation Committee, reviewed the background analytical information and made various recommendations.

        In 2007, the Compensation Committee, with the assistance of the compensation consultant, adopted a new strategy to ensure that the our executive compensation programs and practices are aligned with our performance and the competitive marketplace and to allow benefits for individual and team performance and meeting business objectives. In adopting this new compensation program, surveys of similarly situated companies were reviewed including the 2006 Radford Biotech Compensation Survey, the 2006 Medical Device Industry Compensation (MEDIC) Benchmark Survey and the 2006 ERI Executive Compensation Survey. The Compensation Committee adopted a compensation model that includes base pay, annual performance incentives and long term incentives. For 2007, the Committee provided for a 4% merit increase for our executive officers to meet with market trends and competitive analysis. An annual performance incentive as a percentage of base salary was implemented to provide for a payout weighted to performance shares under the 2006 Equity Incentive Plan but including a cash component. These annual performance incentives are based on meeting objectives which align with our overall goals as well as individual objectives. Individuals also receive a long term incentive in the form of stock option grants under the 2006 Equity Incentive Plan. As part of the compensation program, additional grants of stock options and performance bonus shares were made to executive officers and directors in March 2007.

President and Chief Executive Officer's Compensation

        When Mr. Jassawalla became President and Chief Executive Officer, the Compensation Committee reviewed Mr. Jassawalla's existing compensation in light of his new position and responsibility and adjusted it based on the market information of comparable companies. Also the Compensation Committee adjusted the compensation to reflect a revised compensation model based primarily on a moderate base salary and long term equity compensation. The Compensation Committee determined that the base salary would be fixed at $267,000 and that comparable chief executive officers received long term equity compensation ranging from three to five percent of the fully diluted issued and outstanding common shares of the company. The Compensation Committee determined to issue Mr. Jassawalla approximately 1.7 million options or approximately three percent of the issued and outstanding common shares of WorldHeart after giving effect to the MedQuest acquisition and the Maverick private placement and the related warrant exercises and debenture conversions. A portion of such options was granted to Mr. Jassawalla in September 2004 with an additional portion in January 2005 based on performance and the proposed transactions. In 2006, Mr. Jassawalla was granted an additional stock option to purchase 100,000 common shares. As part of the compensation program, Mr. Jassawalla received an additional grant of stock options and performance bonus shares in March 2007.

        This report on executive compensation is submitted by the directors of the Compensation Committee:

  Robert J. Majteles (Chair)
  William Garriock
  Michael Sumner Estes.

HOUSEHOLDING OF PROXY MATERIALS

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of the Annual Report and proxy statement unless we have received contrary instructions. This procedure will reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy forms. Householding will not affect your dividend check mailings.

        A copy of the 2007 Annual Report to Shareholders accompanies this proxy statement and is incorporated herein by reference. Shareholders who wish to receive a separate Annual Report and Proxy Statement, please notify your broker or direct your written request to World Heart Corporation, Attn: Investor Relations, 7799 Pardee Lane, Oakland, California 94621, or contact our Investor Relations Department at 510-563-4721.

        Our Annual Report on Form 10-KSB for the year ended December 31, 2007 and filed with the SEC, is incorporated herein by references and is available at no charge to shareholders. Copies also may be obtained without charge through our website at http://www.worldheart.com, as well as the SEC's website at http://www.sec.gov and on SEDAR at http://www.sedar.com or by written request to World Heart Corporation, Attn: Investor Relations, 7799 Pardee Lane, Oakland, California 94621, or contact our Investor Relations Department at 510-563-4721.

        Upon receipt of your written or oral request, we will promptly deliver a separate copy of the Annual Report or proxy statement. Shareholders who currently receive multiple copies of the Annual Report and proxy statement at their address and would like to request "householding" of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

        Additional information relating to WorldHeart is available on the System for Electronic Document Analysis and Retrieval at www.sedar.com. Shareholders may request copies of the corporation's financial statements and management's discussion and analysis by writing to the Director of Finance of WorldHeart at 7799 Pardee Lane, Oakland, California, USA 94621 or by calling (510) 563-5000 or obtain copies on WorldHeart's website at www.worldheart.com.

        Prior to March 21, 2005, WorldHeart was subject to the informational requirements of the Securities Exchange Act of 1934 applicable to foreign private issuers and fulfilled the obligations of these requirements by filing reports with the SEC. As a foreign private issuer, WorldHeart was exempt from the rules under the Exchange Act relating to the furnishing and content of proxy statements, and its officers, directors and principal shareholders were exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, WorldHeart was not required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as United States companies whose securities are registered under the Exchange Act. However, WorldHeart filed with the SEC within six months after the end of each fiscal year, an annual report on Form 20-F containing financial statements examined and reported on, with an opinion expressed, by an independent public accounting firm. In addition, WorldHeart furnished the following types of information to the SEC under cover of Form 6-K:

  •
  material information WorldHeart otherwise made publicly available in reports it filed with regulatory authorities in Canada;

  •
  material information that WorldHeart filed with the Toronto Stock Exchange; and

  •
  material information WorldHeart distributed to its shareholders.

        As of March 21, 2005, the Board of Directors determined that WorldHeart ceased to be a foreign private issuer and since that date has complied with the filing and reporting obligations under the Exchange Act.

        You may read this proxy statement, the Annual Report on Form 10-KSB for the year ended December 31, 2007 and any document WorldHeart files with the SEC, without charge at the SEC's public reference room at 100 "F" Street, N.W., Washington, D.C 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Documents are also available through the website maintained by the SEC at www.sec.gov.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

APPROVAL OF THE BOARD OF DIRECTORS

        The contents and the sending of this proxy statement have been approved by the Board of Directors of WorldHeart.

By Order of the Board of Directors
Michael Sumner Estes Chairman

Oakland, California
March 27, 2008

Appendix A

NOTE PURCHASE AGREEMENT

By and Among

WORLD HEART CORPORATION,

WORLD HEART INC.,

and

ABIOMED, INC.

Dated: December 11, 2007

A-ii

6.7	Transactions with Affiliates	A-28
6.8	Limitation on Restrictions	A-28
6.9	Investments	A-28
6.10	Asset Sales	A-28
6.11	Restricted Payments	A-28
ARTICLE VII. MISCELLANEOUS		A-28
7.1	Fees and Expenses	A-28
7.2	Entire Agreement	A-28
7.3	Notices	A-29
7.4	Amendments; Waivers; No Additional Consideration	A-30
7.5	Termination	A-30
7.6	Construction	A-30
7.7	Successors and Assigns	A-30
7.8	No Third-Party Beneficiaries	A-30
7.9	Governing Law	A-31
7.10	Survival	A-31
7.11	Execution	A-31
7.12	Severability	A-31
7.13	Replacement of Securities	A-31
7.14	Remedies	A-31
7.15	Payment Set Aside	A-31
7.16	Limitation of Liability	A-31
7.17	Reincorporation Plan	A-32

A-iii

NOTE PURCHASE AGREEMENT

        This Note Purchase Agreement (this "Agreement") is dated as of December 11, 2007, by and among World Heart Corporation, a Canadian corporation (the "Company"), World Heart Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("WHI"), and ABIOMED, Inc., a Delaware corporation (the "Investor").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder and Canadian Securities Laws (as defined below), the Company desires to issue and sell to the Investor and the Investor desires to purchase from the Company securities of the Company, as more fully described in this Agreement.

        WHEREAS, the Company anticipates that most of the net proceeds from the sale of the Note hereunder will be used by WHI for working capital purposes, the Investor has required, as an inducement and a condition to the Investor entering into this Agreement, that WHI become a party to this Agreement and co-borrower under the Note.

        WHEREAS, as an inducement and a condition to the Investor entering into this Agreement, certain shareholders of the Company representing at least a majority of the Common Stock issued and outstanding have executed voting agreements, dated as of the date hereof, pursuant to which each such shareholder has agreed to vote or consent in writing with respect to shares of Common Stock owned by such shareholder in favor of the transactions contemplated by the Transaction Documents (the "Voting Agreements").

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, WHI and the Investor hereby agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note (as defined herein), and (b) the following terms shall have the meanings indicated in this Section 1.1:

        "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

        "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

        "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or "multiemployer plan" (as such term is defined in Section 3(37) of ERISA) and which is maintained or otherwise contributed by the Company.

        "Benefit Plan" has the meaning set forth in Section 3.1(cc)(ii).

        "Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States, Canada or a day on which banking institutions in the State of New York or the Province of Ontario are authorized or required by law or other governmental action to close.

        "Canadian Securities Laws" means the Securities Act (Ontario) and all other applicable Canadian provincial securities laws and the rules, regulations and published policies made thereunder.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the common shares of the Company and any securities into which such common shares may hereafter be reclassified.

        "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

        "Company Deliverables" has the meaning set forth in Section 2.2(a)(i).

        "Company Reports" has the meaning set forth in Section 3.1(h).

        "Consents from Ethics Committees" shall mean approvals or opinions from any Ethics Committee relating to the conduct of any Product clinical trial sponsored by the Company within the European Union.

        "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others guaranteed by such Person.

        "Disclosure Materials" has the meaning set forth in Section 3.1(h).

        "dollars" or "$" shall mean lawful money of the United States.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

        "ERISA Group" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under the Code.

        "EU" means the European Union.

        "Event of Default" has the meaning set forth in the Note.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "FDA" shall mean the United States Food and Drug Administration.

        "GAAP" means U.S. generally accepted accounting principles, as in effect from time to time.

        "Governmental Authority" shall mean any nation, territory or government, foreign or domestic, any state, province, local or other political subdivision thereof, and any bureau, tribunal, board, commission, department, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including all taxing authorities and all European notification bodies and all other entities exercising regulatory authority over medical products or devices including any Notified Body and Ethics Committee as defined in any EU medical device legislation.

        "Initial Closing" means the initial closing of the purchase and sale of the Note pursuant to Article II, and the advancement of $1,000,000 of the principal amount thereunder.

        "Initial Closing Date" means the Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

        "Intellectual Property Rights" has the meaning set forth in Section 3.1(p).

        "Investment" means, with respect to any Person, directly or indirectly, (a) to own, purchase or otherwise acquire, in each case whether beneficially or otherwise, any interest in any security of any other Person (other than any evidence of any obligation under the Transaction Documents), (b) to incur, or to remain liable under, any guaranty obligation for Debt of any other Person, to assume the Debt of any other Person or to make, hold, purchase or otherwise acquire, in each case directly or indirectly, any deposit, loan, advance, commitment to lend or advance or other extension of credit (including by deferring or extending the date of, in each case outside the ordinary course of business, the payment of the purchase price for Sales of property or services to any other Person, to the extent such payment obligation constitutes Indebtedness of such other Person), excluding deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items created in the ordinary course of business and other than the assumption of any Debt resulting from an acquisition of intellectual property or other strategic assets, or (c) to make, directly or indirectly, any contribution to the capital of any other Person.

        "Investment Amount" has the meaning set forth in Section 2.1.

        "Investor Deliverables" has the meaning set forth in Section 2.2(b).

        "Investor Party" has the meaning set forth in Section 4.11.

        "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

        "Losses" has the meaning set forth in Section 4.11.

        "Machinery and Equipment" means all machinery, equipment, furniture and fixtures (including, by way of example, all dies, jigs, and tooling), owned, used or held for use or planned to be used or held for use in connection with the design, development, manufacture, operation, sale or use of any Product.

        "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document.

        "MDRs" shall mean medical device reports of adverse events required to be filed by medical device manufacturers and user facilities pursuant to Regulatory Laws of jurisdictions in which human clinical studies have been conducted (including observational studies) or other clinical use has occurred.

        "Note" means the 8% secured convertible promissory note, in the Form of Exhibit A, due, subject to the terms therein, on the two year anniversary of the Initial Closing Date, issued by the Company and WHI to the Investor hereunder.

        "Outside Date" means December 20, 2007.

        "PBGC" means the Pension Benefit Guarantee Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Permitted Indebtedness" has the meaning set forth in Section 6.4.

        "Permitted Liens" means: (a) liens for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary; (b) liens arising out of deposits in connection with workers' compensation, unemployment insurance, old age pensions or other social security or retirement benefits legislation; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business of the Company or a Subsidiary; (d) liens imposed by law, such as mechanics', workers', materialmens', carriers' or other like liens arising in the ordinary course of business of the Company or a Subsidiary which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary; (e) purchase money security interests or liens for the purchase of fixed assets to be used in the business of the Company or a Subsidiary, securing solely the fixed assets so purchased and the proceeds thereof; (f) capitalized leases which do not violate any provision of this Agreement; (g) liens of commercial depository institutions, arising in the ordinary course of business, constituting a statutory or common law right of setoff against amounts on deposit with such institution; (h) rights of way, zoning restrictions, easements and similar encumbrances affecting the Company's real property which do not materially interfere with the use of such property; and (i) liens on any asset existing at the time of acquisition of such asset by the Company or WHI.

        "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        "PIPE" means a private placement transaction in which the Company sells up to 12 million shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar event with respect to the Common Stock) and may also include warrants to purchase additional shares of Common Stock subject to Section 6.1.

        "Plan" means at any time an employee pension plan benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Products" shall mean all items manufactured by or for, sold or distributed by, or under development by, the Company or any Subsidiary on or before the date of this Agreement.

        "Purchase Money Financing" has the meaning set forth in Section 6.4.

        "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Initial Closing Date, by and between the Company and the Investor, in the form of Exhibit B hereto.

        "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investor of the Underlying Shares and Warrant Shares.

        "Regulated Product" shall mean any Product or component, including any medical device, that is required to bear a CE Mark under applicable EU law and related national legislation respectively or that is required to be cleared or approved by the FDA, and that is studied, used, held or offered for sale for human use, including for human research or investigation or clinical use.

        "Regulatory Law" shall mean any statute, regulation or judicial interpretation applicable to any Regulated Product, including, without limitation: (i) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., the Food and Drug Administration Modernization Act of 1997, Stand Alone Provisions, Pub. L. No. 105-115, 111 Stat. 2295 (1997), the Public Health Service Act, 42 U.S.C. § 201 et seq., all regulations promulgated under such statutes, including 21 C.F.R. § 820; (ii) EU Directives 90/385/EEC of June 20, 1990 on the Approximation of the Laws of the Member States Relating to Active Implantable Medical Devices, and 93/42/EEC of June 14, 1993 concerning medical devices, and any laws, rules or regulations promulgated by any Governmental Authority of any EU member state in furtherance of these Directives; and (iii) equivalent statutes and regulations adopted by other countries, international bodies and jurisdictions outside the United States and EU, in which the Company has facilities, does business, or directly or through others, sells or offers for sale any Regulated Product.

        "Reincorporation Plan" means any recapitalization, restructuring, subsidiary spin-off or other reorganization transaction solely for the purposes of the Company's reincorporation in the United States, provided, that, as a result of such transaction: (a) the shareholders of and lenders to the Company, including the Investor, and their respective shareholdings, rights, economic interests and voting interests in the Company immediately prior to such transaction shall be substantially equivalent as their respective shareholdings, rights, economic interests and voting interests in the corporation surviving such transaction immediately following such transaction, and (b) the Company shall have taken all necessary steps to ensure that the Investor's security interest and economic and other rights provided for in the Transaction Documents shall be properly assigned to and enforceable against the surviving corporation.

        "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares or Warrant Shares issuable upon conversion or exercise in full of the Note and the Warrant, ignoring any conversion or exercise limits set forth therein.

        "Restricted Payment" means (a) any dividend, return of capital, distribution or any other payment or Sale of property for less than fair market value, whether direct or indirect and whether in cash, securities or other property, in each case on account of any stock or stock equivalent of any Borrower, in each case now or hereafter outstanding, including with respect to a claim for rescission of a Sale of such stock or stock equivalent, and (b) any redemption, retirement, termination, defeasance, cancellation, purchase or other acquisition for value, whether direct or indirect, of any stock or stock equivalent of either Borrower, now or hereafter outstanding, and any payment or other transfer setting aside funds for any such redemption, retirement, termination, cancellation, purchase or other acquisition, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Sale and Leaseback Transaction" means, with respect to any Person (the "obligor"), any contractual obligation or other arrangement with any other Person (the "counterparty") consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be Sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease.

        "Second Closing" means the additional closing pursuant to Article II, pursuant to which the Investor is to advance the remaining $4,000,000 of the principal amount of the Note.

        "Second Closing Date" means January 3, 2008 or such later date as of which all of the conditions set forth in Sections 5.3 and 5.4 hereof are first satisfied, or such other date as the parties may agree.

        "Securities" means the Note, the Underlying Shares, the Warrant and the Warrant Shares.

        "Security Agreements" has the meaning set forth in Section 2.2(a).

        "Sell" means, with respect to any property, to sell, convey, transfer, assign, license, lease or otherwise dispose of, any interest therein or to permit any Person to acquire any such interest, including, in each case, through a Sale and Leaseback Transaction or through a sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable. Conjugated forms thereof and the noun "Sale" have correlative meanings.

        "Subsidiary" means any subsidiary of the Company included in the Company Reports.

        "Support Services Agreement" has the meaning set forth in Section 2.2(a).

        "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), or (iv) in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        "Trading Market" means whichever one or more of the Toronto Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        "Transaction Documents" means this Agreement, the Note, the Registration Rights Agreement, the Warrant, the Security Agreements, the Support Services Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

        "TSX" means the Toronto Stock Exchange.

        "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Note, including the conversion of any interest under the Note.

        "Warrant" means the Common Stock purchase warrant issued to the Investor pursuant to the Support Services Agreement.

        "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrant.

ARTICLE II.
PURCHASE AND SALE

        2.1    Initial Closing.    Subject to the terms and conditions set forth in this Agreement, at the Initial Closing the Company and WHI shall issue and sell to the Investor, and the Investor shall purchase from the Company and WHI, the Note having a stated maximum amount of $5,000,000 (the "Investment Amount"). The Initial Closing shall take place at the offices of Foley Hoag LLP, counsel for the Investor, 155 Seaport Boulevard, Boston, Massachusetts on the Initial Closing Date or at such other location or date as the parties may agree.

        2.2    Initial Closing Deliveries.

          (a)   At or prior to the Initial Closing, the Company shall deliver or cause to be delivered to the Investor the following (the "Company Deliverables"):

              (i)  the Note in the aggregate principal amount of the Investment Amount, registered in the name of the Investor;

             (ii)  the legal opinion of McCarthy Tétrault LLP, in the form of Exhibit C, addressed to the Investor;

            (iii)  the legal opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, in the form of Exhibit D, addressed to the Investor;

            (iv)  the Registration Rights Agreement, duly executed by the Company;

             (v)  security agreements, duly executed by each of the Company and WHI, in the forms attached hereto as Exhibit E and Exhibit F, respectively (as amended, supplemented or otherwise modified from time to time, the "Security Agreements");

            (vi)  a clinical and marketing support services agreement, duly executed by the Company, in the form attached hereto as Exhibit G (as amended, supplemented or otherwise modified from time to time, the "Support Services Agreement");

           (vii)  appropriate Lien and record search reports as of the most recent practicable date, showing that there are no liens on the collateral security granted under the Security Agreements, other than Permitted Liens;

          (viii)  the Voting Agreements, duly executed by each of the Company's shareholders listed on Exhibit 2.2(a)(viii), in the form attached hereto as Exhibit H;

            (ix)  this Agreement duly executed by the Company and WHI; and

             (x)  any other documents reasonably requested by the Investor.

          (b)   At the Initial Closing, the Investor shall deliver or cause to be delivered to the Company the following (the "Investor Deliverables"):

              (i)  $1,000,000 of its Investment Amount in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

             (ii)  the Registration Rights Agreement, duly executed by the Investor;

            (iii)  the Security Agreements, duly executed by the Investor;

            (iv)  the Support Services Agreement, duly executed by the Investor; and

             (v)  this Agreement, duly executed by the Investor.

        2.3    Second Closing.    Subject to the terms and conditions set forth in this Agreement, including the conditions to the Second Closing set forth in Sections 5.3 and 5.4, at the Second Closing, the Investor shall deliver or cause to be delivered to the Company the remaining $4,000,000 of the Investment Amount. The Second Closing shall take place at the offices of Foley Hoag LLP, counsel for the Investor, 155 Seaport Boulevard, Boston, Massachusetts on the Second Closing Date or at such other location or date as the parties may agree.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    The Company hereby makes the following representations and warranties to the Investor:

          (a)    Subsidiaries.    The Company has no direct or indirect Subsidiaries other than as specified on Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b)    Organization and Qualification.    The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (c)    Authorization; Enforcement.    The Company and WHI have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out their obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and WHI and the consummation by them of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and WHI and, subject to shareholder approval as required for compliance with Nasdaq Marketplace Rule 4350(i) and any applicable rule of the TSX solely for the purpose of removing the limitations set forth in the Note and Warrant with respect to the issuance of more than 19.9% of the outstanding shares of the Company's Common Stock, no further action is required by the Company or WHI in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company or WHI, as applicable, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company and WHI enforceable against the Company and WHI in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (d)    No Conflicts.    Except as disclosed in Schedule 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and WHI and the consummation by the Company and WHI of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Payments of cash on account of principal of or interest under the Note, upon any Event of Default under the Note, or as a result of liquidated damages under any Transaction Document will not require the consent of, any payment to, or the springing of any Lien in favor of any lender to or creditor of the Company or any Subsidiary (under a credit facility, loan agreement or otherwise) and will not result in a default under any such credit facilities, loans or other agreements.

          (e)    Filings, Consents and Approvals.    Except as disclosed in Schedule 3.1(e), the Company and WHI are not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company and WHI of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act (iv) the filings required in accordance with Section 4.10, (v) those that have been made or obtained prior to the date of this Agreement, and (vi) any filings required in connection with the security interests granted pursuant to the Security Agreements.

          (f)    Issuance of the Securities.    The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock issuable upon conversion of the Note and upon exercise of the Warrant which number of reserved shares is not less than the Required Minimum calculated as of the date hereof.

          (g)    Capitalization.    The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in Schedule 3.1(g). Except as specified in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Schedule 3.1(g) sets forth the name, address, and number of shares of Common Stock held by each shareholder of the Company holding ten percent or more of the outstanding shares of Common Stock.

          (h)    Company Reports; Financial Statements.    The Company has filed all documents, reports and information required to be filed by it under the Securities Act, the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, Canadian Securities Laws and with the TSX for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "Company Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis. As of their respective dates, the Company Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and Canadian Securities Laws and none of the Company Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Reports comply in all material respects with applicable accounting requirements, the rules and regulations of the Commission and Canadian Securities Laws with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i)    Material Changes.    Except as set forth in Schedule 3.1(i), since the date of the latest audited financial statements included within the Company Reports, except as specifically disclosed in the Company Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and other equity compensation arrangements. The Company does not have pending before the Commission any request for confidential treatment of information.

          (j)    Litigation.    Except as disclosed in Schedule 3.1(j), to the knowledge of the Company, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the Company Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws, Canadian Securities Laws, or a claim of breach of fiduciary duty, except as specifically disclosed in the Company Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)    Labor Relations.    No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary.

          (l)    Compliance.    Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Company Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

          (n)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and valid title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (o)    Matters Relating to the Assets.

              (i)  In the Security Agreements the Company and WHI have disclosed to the Investor all locations at which the inventory and equipment in excess of $25,000 (other than inventory and equipment in-transit) of the Company and Subsidiaries are located, and the Company's inventory and equipment that is kept at other locations (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) does not have a value in the aggregate in excess of $150,000; and

             (ii)  Other than WHI, no other Subsidiaries of the Company own any material assets.

          (p)    Intellectual Property Rights.

              (i)  The Company and the Subsidiaries own, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Company Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Schedule 3.1(p) sets forth, for the Company's owned and licensed Intellectual Property Rights, a complete and accurate list of all United States, international and foreign patent, copyright, trademark, service mark, trade dress, and domain name registrations and current applications, indicating, where applicable, for each applicable jurisdiction, the registration number (or application number) and date issued or filed.

             (ii)  Neither the Company or any Subsidiary, nor to the knowledge of the Company, any employee, officer, director or consultant to the Company or its Subsidiaries, has intentionally misappropriated any patent, invention, process, method, compound, design, formula or other proprietary or intellectual property rights of any third Person. To the knowledge of the Company, the practice of the Intellectual Property Rights, as practiced by the Company and the Subsidiaries prior to the Initial Closing, does not infringe or otherwise violate any proprietary rights of any third Person and except as set forth in Schedule 3.1(p), the Company and the Subsidiaries have not received any written notice alleging any such infringement prior to the Initial Closing Date. The consummation of the transactions contemplated by this Agreement and the Transaction Documents and, to the Company's knowledge, the use by the Company and the Subsidiaries immediately after the Initial Closing of the Intellectual Property Rights will not infringe or otherwise violate any proprietary rights of any third Person. To the knowledge of the Company, there are no rights owned by any third party which would prevent the development, manufacture, operation, sale or use by the Company or any Affiliate of the Company of any Product or that would materially impede the ongoing operation of the business. The Company and the Subsidiaries have received no written notice from a third Person that threatens legal proceedings against the Company or a Subsidiary if the Company or Subsidiary does not execute a license with such third Person, to use such third Person's intellectual property rights that such third Person claims apply to any Product.

            (iii)  The Company and the Subsidiaries have taken all reasonable steps to protect the confidentiality of all Intellectual Property Rights, including entering into appropriate forms of confidentiality and assignment agreements with all employees and consultants having access to confidential information requiring them not to disclose such information or to use the same for their own benefit or for the benefit of any other Person. To the knowledge of the Company, no Person is in breach of any such Confidentiality and Assignment Agreement in any respect that could adversely affect the Intellectual Property Rights or the Company's rights therein.

          (q)    Accounts Receivable.    The Company and WHI have provided to Investor a true, correct and complete list, including aging information, of all of the Company's and WHI's accounts receivable as of September 30, 2007.

          (r)    Conduct of Business in Compliance with Regulatory Requirements.

            (i)    Compliance.    The Company is in compliance with all applicable Regulatory Laws in each jurisdiction in which the Company has facilities or does business. Except as set forth in Schedule 3.1(r), since January 1, 2005, the Company has not been required by any Governmental Authority to make, nor has voluntarily undertaken, any Product recall, nor has the Company been prevented from carrying out the research and development, manufacture, clinical testing, production, marketing, advertising, distribution, use, offer for sale or sale of any Product as a result of any specific action of, or notification from, any Governmental Authority, and, to the knowledge of the Company, there is no action or proceeding threatened by any European Union, United States (including FDA) or other Governmental Authority or multinational organization against the Company, other than regulatory actions and proceedings commenced prior to the date of this Agreement generally known to the public affecting the medical device industry generally (and not solely relating to the Company or its business).

            (ii)    No Notices.    Except as set forth in Schedule 3.1(r), since January 1, 2005, the Company has not received written notice of and, to the knowledge of the Company, is not subject to, any adverse inspection, finding of deficiency, finding of non-compliance, compelled or voluntary recall, investigation, penalty, fine, sanction, assessment, request for corrective or remedial action, audit, or other compliance or enforcement action, relating to any Product or to the facilities in which any Product is manufactured or handled, by any Governmental Authority.

            (iii)    All Necessary Approvals.    Except as set forth in Schedule 3.1(r), the Company has obtained or, prior to the Initial Closing, will obtain (unless such condition is waived by the Investor prior to the Initial Closing) all necessary approvals, certifications, registrations and authorizations from, has made or will make all necessary and appropriate applications and other submissions to, and has prepared and maintained or will prepare and maintain all records, studies and other documentation needed to satisfy and demonstrate compliance with the requirements of all applicable Governmental Authorities for its current and past business activities and for the sale of any Product within the European Union and the United States, including any necessary CE Marking certifications, 510(k)s, FDA pre-market approvals ("PMAs"), investigational device exemptions ("IDEs"), Consents from Ethics Committees, line extension letters relating any Product to existing 510(k)s, studies of safety and efficacy, design and engineering specifications and modifications, device history records, certificates of export, and MDRs.

            (iv)    No False Statements.    Except as set forth in Schedule 3.1(r), the Company has not made any material false statement in, or material omission from, the applications, approvals, reports, or other submissions to the FDA or other Governmental Authorities or in or from any other records and documentation prepared or maintained to comply with the requirements of the FDA or other Governmental Authorities relating to any Product, including any CE Marking certifications, 510(k)s, PMAs, IDEs, Consents from Ethics Committees, vigilance reports, line extension letters, documentation of safety and efficacy, studies or documentation of equivalency, Product labeling, device history records, certificates of export, or MDRs.

            (v)    Third Person Actions.    Except as set forth in Schedule 3.1(r), since January 1, 2005, to the knowledge of the Company, no third Person, contractor, investigator, or researcher, employed or retained by the Company or otherwise acting on behalf of the Company, has made any material false statement in, or material omission from, any report, study or other documentation prepared in conjunction with the applications, approvals, reports, or records submitted to or prepared for the FDA or other Governmental Authorities relating to any Product, nor to the knowledge of the Company, has any such third Person, contractor, investigator or researcher failed to substantially comply with any testing requirements, study protocols or requirements to obtain any Consent from Ethics Committees in connection with work performed on behalf of the Company or work otherwise relied upon by the Company in its submissions and documentation for the FDA or other Governmental Authorities.

            (vi)    No Gratuities.    Neither the Company nor, to the knowledge of the Company, any third Person or agent for the Company has made or offered any payment, gratuity, or other thing of value that is prohibited by any law or regulation to personnel of any Governmental Authorities.

            (vii)    No Notification.    Except as set forth in Schedule 3.1(r), since January 1, 2005, the Company has not received any written notification, which remains unresolved, from any Governmental Authorities indicating that any Product is unsafe or ineffective for its intended use, or that any Product labeling fails to disclose its intended use, provide adequate directions for use, or contains any false or misleading representation.

            (viii)    General.    The Company, and the conduct and operations of its business, are in compliance in all material respects with each applicable law (including rules and regulations thereunder) of any Governmental Authority, and the Company has not received written notice of any material violations of any of the above.

          (s)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Assuming the Closing occurs, the Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

          (t)    Transactions With Affiliates and Employees.    Except as set forth in the Company Reports or disclosed in Schedule 3.1(t), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (u)    Internal Accounting Controls.    The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal controls that would be required to be disclosed pursuant to Item 308(c) of Regulation S-K under the Exchange Act or, to the Company's knowledge, in other factors that could reasonably be expected to have a Material Adverse Effect on the Company's internal controls.

          (v)    Certain Fees.    Except as specified in Schedule 3.1(v), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (w)    Certain Registration Matters.    Assuming the accuracy of the Investor's representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Note by the Company to the Investor under the Transaction Documents. The Company is eligible to register its Common Stock for resale by the Investor under Form SB-2 promulgated under the Securities Act. Except as disclosed in Schedule 3.1(w), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (x)    Listing and Maintenance Requirements.    Except as set forth in Schedule 3.1(x), the Company has not received written notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof that has not been resolved to the satisfaction of such Trading Market as of the date hereof. Except as set forth in Schedule 3.1(x), the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Markets on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Markets on which the Common Stock is currently listed or quoted, and, except as set forth on Schedule 3.1(x), no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investor the Securities contemplated by the Transaction Documents.

          (y)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately following the Initial Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (z)    Application of Takeover Protections.    The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's articles of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investor's ownership of the Securities.

          (aa)    No Additional Agreements.    Except as disclosed in Schedule 3.1(aa), the Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

          (bb)    Disclosure.    The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and, taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (cc)    Compliance with ERISA.

              (i)  Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or "multiemployer plan" (as such term is defined in Section 3(37) of ERISA) or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

             (ii)  The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

            (iii)  No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

          (dd)    Taxes.    All Canadian and United States federal, state, provisional, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.

          (ee)    Absence of Any Undisclosed Liabilities.    Except for litigation described in the Company Reports, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the Company's financial statements and (ii) other undisclosed liabilities which, individually or in the aggregate, could not have, or reasonably be expected to result in, a Material Adverse Effect.

          (ff)    Secured Indebtedness.    As of the Initial Closing Date the Company has no material Debt that is secured by any Lien.

        3.2    Representations and Warranties of the Investor.    The Investor represents and warrants to the Company as follows:

          (a)    Organization; Authority.    The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Investor. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (b)    Investment Intent.    The Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c)    Investor Status.    At the time the Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrant or converts the Note it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

          (d)    General Solicitation.    The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (e)    Access to Information.    The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (f)    Independent Investment Decision.    The Investor has independently evaluated the merits of its decision to purchase the Note pursuant to this Agreement.

          (g)    Purchasing as Principal.    The Investor is purchasing the Note as principal for its own account, and not for the benefit of any other person and for investment only and not with a view to resale or distribution.

          (h)    Acknowledgement.    The Investor hereby acknowledges, agrees and consents to

            (a)   the disclosure of Personal Information to each of the Company, the Ontario Securities Commission (the "OSC") and the TSX;

            (b)   the collection, use and disclosure of Personal Information by the TSX for the purposes identified by the TSX, from time to time; and

            (c)   the collection, use and disclosure of Personal Information by the Company for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Company's business.

If the Investor is resident in or otherwise subject to the securities laws of the Province of Ontario, the Investor acknowledges and agrees that the Investor has been notified by the Company (i) of the delivery to the OSC of Personal Information pertaining to the Investor, including, without limitation, the full name, residential address and telephone number of the Investor, the number and type of securities purchased and the purchase price, (ii) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation, (iii) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and (iv) that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC's indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252, and (v) the Investor hereby authorizes the indirect collection of the information by the OSC. For the purposes of this paragraph Personal Information means any information about a person (whether an individual or otherwise) and includes personal information about the Investor contained in this Agreement and the Exhibits;

        The Company and WHI acknowledge and agree that (i) the Investor has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 and (ii) the representations and warranties made in this Section 3.2 will not affect the ability of the Investor to rely on the Company's and WHI's representations and warranties.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        The parties hereby agree that, from and after the date hereof until the date that the Note has either been repaid in its entirety (other than inchoate indemnity obligations) and/or converted entirely into Common Stock or for such other period of time as specified below, the parties shall comply with each of the following covenants unless any such covenant shall have been expressly waived in writing by the other party:

        4.1    Transfer Restrictions.

          (a)   The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of the Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Company agrees to use its reasonable best efforts to cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Securities to be delivered to the transferee.

          (b)   Certificates evidencing the Securities shall bear the following legends, until such time as they are not required under Section 4.1(c):

      (i)
      The Note evidencing the Securities shall bear the following legend:

    NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWERS.

    UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 12, 2008.

             (ii)  The Warrant evidencing the Securities shall bear the following legend:

    UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE APRIL 12, 2008.

    THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUED UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT.

    THE WARRANT EVIDENCED HEREBY IS EXERCISABLE AS SET FORTH HEREIN UNTIL ON OR BEFORE 5:00 P.M. (OTTAWA TIME) ON DECEMBER 11, 2012 OR SUCH EARLIER TIME AS SET FORTH HEREIN, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE VOID AND OF NO FURTHER FORCE OR EFFECT.

The Company acknowledges and agrees that the Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

          (c)   Certificates evidencing Underlying Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (ii) while such Securities are eligible for sale under Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. The Company agrees that it shall, within three Trading Days following such time as restrictive legends would not then be required under this Section 4.1(c), issue and deliver to the Investor certificates that are free of restrictive legends representing Underlying Shares or Warrant Shares in replacement of Underlying Shares or Warrant Shares previously issued with restrictive legends.

        4.2    Furnishing of Information.    As long as the Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all documents, reports and information required to be filed by the Company after the date hereof pursuant to the Exchange Act and Canadian Securities Laws. As long as the Investor owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Underlying Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Underlying Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

        4.3    Board/Observer Rights.

          (a)   From and after the Initial Closing until such time as the Note is repaid in full or the Investor no longer owns any Securities and subject to Section 7.5, the Investor shall have the right, but not the obligation, to designate one (1) member to the Company's Board of Directors (the "Investor Director"). The Company shall use its reasonable best efforts to cause the Investor Director to be elected to the Company's Board of Directors, subject to compliance with applicable laws and the rules of the Company's Trading Market. The Investor shall have the right to remove or replace the Investor Director by giving notice to such Investor Director and the Company, and the Company shall use its reasonable best efforts to effect the removal or replacement of any such

  Investor Director. Subject to any limitations imposed by applicable law, the Investor Director shall be entitled to the same perquisites, including stock options, reimbursement of expenses and other similar rights in connection with such person's membership on the Board of Directors of the Company, as every other non-employee member of the Board of Directors of the Company.

          (b)   Subject to Section 7.5, at any time that there is not an Investor Director on the Board of Directors of the Company, the Investor shall have the right to designate one (1) observer (the "Investor Observer") to attend all meetings of the Company's Board of Directors and committees thereof (other than the portion of meetings from which the Investor or the Investor Observer is excluded by virtue of being "interested" or otherwise involved in matters subject to the Board of Directors' or the committee's deliberations, as determined in good faith by the Board of Directors), and to receive all information made available to all members of the Board or committees thereof (other than such information relating to the portion of meetings from which the Investor or the Investor Observer is excluded by virtue of being "interested" or otherwise involved in matters subject to the Board of Directors' or the committee's deliberations, as determined in good faith by the Board of Directors or such committee, as applicable). The Investor Observer shall have the same rights as those who customarily attend such position.

        4.4    Distribution Rights.    Subject to Section 7.5, the Company hereby grants to the Investor a right of first refusal to act as the exclusive distributor in any or all territories in which the Company proposes to sell, for all of the Company's current and future products, including, without limitation, the Levacor Rotary VAD (each a "New Product"), other than those products currently being sold by the Company on the date of this Agreement to the extent the Company continues to sell them on a continuous basis following the date of this Agreement. The procedure for exercising this right of first refusal shall be as follows:

          (a)   Sufficiently in advance of the Company's anticipated launch of a New Product (such advance timing to be determined by the Company in its sole discretion, but by way of example, promptly following the FDA's acceptance of a PMA submission for filing in the US in connection with a New Product), the Company shall submit a written offer (an "Offer") to the Investor (i) stating that the Company desires to distribute a New Product in a territory or territories, (ii) setting forth a complete technical description of the New Product to be distributed and (iii) stating the distribution terms and conditions that the Company proposes for the New Product (the "Offered Terms").

          (b)   From and after the date of any Offer, the Company shall provide to the Investor such additional data and information about the New Product as the Investor shall reasonably request. The Investor shall have 20 Business Days from the date of the Offer, to assess the Company's proposed distribution terms, following which the Investor shall inform the Company whether it wishes to act as the exclusive distributor in the relevant territory or territories, of the New Product by delivery of a notice (a "Distribution Election") to the Company. Upon receipt by the Company of a Distribution Election, the parties agree to negotiate in good faith, the terms (including without limitation, the exclusive distribution territory or territories and the final distribution terms and conditions, which may be different than the Offered Terms) of a definitive and binding distribution agreement, in form and substance satisfactory to both parties and their counsel. If after a period of 90 calendar days from the date of the Distribution Election, the parties are unable to agree upon the terms of a distribution arrangement, then the Company shall have the right to: (i) distribute the New Products itself in any or all territories covered by the Offer; and/or (ii) engage another distributor or distributors, to distribute the New Products in any or all territories covered by the Offer, in each case under clause (ii), on terms and conditions substantially similar to (and in no event more favorable than) the Offered Terms. In the event that the Company wishes to engage another distributor or distributors on terms more favorable than the Offered Terms, the Investor shall have 20 Business Days after the date on which such more favorable terms are provided by the Company to the Investor, to exercise its right to match such more favorable distribution terms and become the exclusive distributor for such New Product in the relevant territory or territories; provided however, that if after 30 calendar days following the date on which such more favorable terms are provided by the Company to Investor, the parties are unable to agree upon the terms of a definitive and binding distribution agreement, then the Company shall have the right to: (i) distribute the New Products itself in any or all of the relevant territory or territories; and/or (ii) engage another distributor or distributors, to distribute the New Products in any or all of the relevant territory or territories on such more favorable terms.

          (c)   All information provided by one of the parties to the other pursuant to this Section 4.4 (other than the terms of a definitive distribution agreement executed by the Company and the Investor which shall be subject to the confidentiality provisions contained in such agreement), shall constitute the confidential information of such disclosing party and shall not be disclosed by the other party to any third Person without the disclosing party's prior written consent, which consent may be granted or withheld by the disclosing party in its sole discretion.

        4.5    Special Shareholder Meeting.

          (a)   Promptly after the date hereof, the Company will take all action necessary in accordance with applicable law and its articles of incorporation and bylaws to convene a special shareholder meeting to be held as promptly as practicable, and in any event (to the extent permissible under applicable law), for the purpose of voting to authorize the issuance of the Securities to the Investor as required by Nasdaq Marketplace Rule 4350(i) and any other applicable Nasdaq Marketplace Rule (collectively, the "Nasdaq Rules") and the rules of the TSX (the "Shareholder Meeting"); provided, however, that if the definitive documents are executed in connection with the PIPE prior to February 29, 2008, the Company will only be required to hold one such Shareholder Meeting and will solicit the approval of the issuance and sale of the Securities and the PIPE simultaneously. In such case, the Company will hold such combined Shareholder Meeting promptly but in no event later than two months after February 29, 2008. Notwithstanding the foregoing, the Investor may, in its sole discretion, insist that the Company immediately set the record date and hold the Shareholder Meeting for the purposes of approval of the issuance of the Securities in advance of any PIPE transaction approval in the event that the Investor has received notice pursuant to the Voting Agreements that one of the shareholders on Exhibit 2.2(a)(viii) has sold any of the Common Stock held by such shareholder. The Company will use its reasonable best efforts to secure the vote or consent of its shareholders required by the Nasdaq Rules and the rules of the TSX. The Company may adjourn or postpone the Shareholder Meeting to the extent necessary to ensure that any necessary supplement or amendment to the proxy statement/prospectus is provided to the Company's shareholders in advance of a vote on the issuance of the Securities or, if as of the time for which the Shareholder Meeting is originally scheduled (as set forth in the proxy statement/prospectus) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Shareholder Meeting. The Company shall ensure that the Shareholder Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Shareholder Meeting are solicited, in compliance with applicable law, its articles of incorporation and bylaws, the applicable rules of the Nasdaq Stock Market and the TSX and all other applicable legal requirements.

          (b)   (i) The Board of Directors of the Company shall recommend that the Company's shareholders vote in favor of and adopt and approve the issuance of the Securities to the Investor as required by the Nasdaq Rules and the rules of the TSX; (ii) the proxy statement/prospectus shall include a statement to the effect that the Board of Directors of the Company has recommended that the Company's shareholders vote in favor of and adopt and approve the issuance of the Securities to the Investor; and (iii) neither the Board of Directors of Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify the recommendation of the Board of Directors of the Company that the Company's shareholders vote in favor of and adopt and approve the issuance of the Securities to the Investor.

        4.6    Acknowledgment of Dilution.    The Company acknowledges that the issuance of Underlying Shares upon conversion of the Note and Warrant Shares upon exercise of the Warrant will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Company further acknowledges that its obligation to honor conversions under the Note is unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Investor.

        4.7    Integration.    The Company and WHI shall not, and shall use their reasonable best efforts to ensure that no Affiliate of the Company or WHI shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Note in a manner that would require the registration under the Securities Act or Canadian Securities Laws of the sale of the Note to the Investor.

        4.8    Reservation of Shares.    The Company shall allot, reserve and keep available out of its duly authorized shares of Common Stock solely for the purpose of issuing upon the conversion of the Note and the exercise of the Warrant, such number of shares of Common Stock equal to or greater than the Required Minimum. Upon the conversion of the Note or the exercise of the Warrant, the Underlying Shares or the Warrant Shares, as the case may be, shall be issued as fully paid and non-assessable shares of Common Stock.

        4.9    Conversion and Exercise Procedures.    The form of Conversion Notice included in and as defined in the Note and the form of Exercise Notice included in and as defined in the Warrant set forth the totality of the procedures required by the Investor in order to convert the Note or exercise the Warrant, as the case may be. The Company shall honor conversions of the Note and exercises of the Warrant and shall deliver the Underlying Shares and Warrant Shares, as the case may be, in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

        4.10    Securities Laws Disclosure; Publicity.    Unless otherwise agreed by the Company and the Investor, on or before 9:00 a.m., Boston time, on the first Business Day following the date of this Agreement, the Company shall issue a press release, which shall have been reviewed and approved by the Investor, announcing the transactions contemplated by the Transaction Documents (the "Press Release"). In addition, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). In addition, the Company will make such other filings and notices in the manner and time required by the Commission, Canadian Securities Laws and each Trading Market on which the Common Stock is listed.

        4.11    Indemnification of Investor.    In addition to the indemnity provided in the Registration Rights Agreement, the Company and WHI shall, jointly and severally, indemnify and hold the Investor and their directors, officers, shareholders, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document other than any Loss resulting from Investor's gross negligence or willful misconduct. In addition to the indemnity contained herein, the Company and WHI shall reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

        4.12    Listing of Securities.    The Company agrees, (i) if the Company applies to have the Common Stock traded on any Trading Market other than those on which it is currently listed, it will include in such application the Underlying Shares and Warrant Shares, and will take such other action as is necessary to cause the Underlying Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market and (iii) and will take all steps necessary to ensure that the Underlying Shares (including, without limitation, shares of Common Stock issuable upon the conversion of interest under the Note) and the Warrant Shares will be listed and posted for trading in each Trading Market. Notwithstanding the foregoing, nothing in this Agreement will require the Company to continue to list its shares of Common Stock on the TSX.

        4.13    Issuances of New Securities.    The Company agrees that, unless otherwise waived in writing by the Investor, in the event that the Company issues any class or series of its capital stock (such as preferred stock) other than its currently outstanding Common Stock (the "New Securities"), it shall amend the Investor's Note and/or Warrant such that the Note and/or Warrant (i) are convertible and/or exercisable into that number of shares of the New Securities equal to the Investor's pro rata percentage ownership of the Company (assuming the conversion or exercise in full of all the securities) such that the Investor's pro rata percentage ownership of the Company remains the same following such issuance and (ii) have the same rights and privileges upon conversion or exercise, as applicable.

        4.14    Use of Proceeds.    The Company and WHI will use the net proceeds from the sale of the Note hereunder for working capital purposes and not to redeem any Common Stock or Common Stock Equivalents.

        4.15    Payment of Cash Dividend.    The Company agrees, so long as the Note is outstanding, not to declare, pay or make any provision for any cash dividend or cash distribution with respect to the Common Stock, without first obtaining the approval of the Investor.

        4.16    Existence; Conduct of Business.    For so long as the Note or the Warrant are outstanding, the Company will, and will cause each of the Subsidiaries to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided, that the foregoing shall not prohibit (a) any sale, lease, transfer or other disposition permitted by this Agreement, (b) any merger of (i) any domestic Subsidiary with any other domestic Subsidiary, (ii) any domestic Subsidiary with and into the Company, or (iii) any foreign Subsidiary with any other foreign Subsidiary (provided that for each of clauses (i), (ii) and (iii), each Subsidiary is wholly owned by the Company at the time of the applicable merger) or (c) the Reincorporation Plan.

        4.17    Price Modification.    The Company shall not reset, amend or modify any purchase price, conversion price or exercise price in connection with any equity or equity-linked securities without the consent of the Investor, whether the issuance of such securities occurred prior to or after the date hereof: (a) prior to the record date for determining shareholders entitled to vote at the Shareholder Meeting, and (b) to a purchase price, conversion price or exercise price less than the then current fair market value of the underlying equity or equity-linked securities.

        4.18    Pledge of Securities.    In the event the Securities are eligible to be pledged, the Company agrees to use its commercially reasonable best efforts to assist the Investor in pledging the Securities in a manner consistent with the Securities Act.

        4.19    Compliance with Laws.    The Company and WHI will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all Governmental Authorities.

        4.20    Payment of Taxes.    The Company shall (and shall cause its Subsidiaries to) pay all taxes which become due pursuant to any Canadian and United States federal, state, provincial, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary.

        4.21    Monetization Plan.    The Investor acknowledges that the Company is contemplating a monetization plan, which may or may not be included as part of a reincorporation of the Company into the United States, pursuant to which the Company would try to monetize certain Canadian tax losses for the benefit of the Company and its shareholders (a "Monetization Plan"). The Company agrees not to engage in a Monetization Plan without the express written consent of the Investor, which consent shall not be unreasonably withheld so long as the Investor is satisfied, in its reasonable discretion, that such Monetization Plan preserves the Investor's economic and other rights in the Company and does not discriminate against or treat unfairly any shareholders of or lenders to the Company, including the Investor.

ARTICLE V.
CONDITIONS PRECEDENT TO INITIAL CLOSING AND SECOND CLOSING

        5.1    Conditions Precedent to the Obligations of the Investor to Purchase the Note.    The obligation of the Investor to purchase the Note at the Initial Closing is subject to the satisfaction or waiver by the Investor, at or before the Initial Closing, of each of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of the Company contained herein shall be true and correct as of the date when made and true and correct in all material respects as of the Initial Closing as though made on and as of such date (or to the extent such representations and warranties relate to an earlier date, such representations and warranties were true and correct in all material respects on and as of such earlier date); provided that, if a representation and warranty, covenant or condition is qualified as to materiality, the applicable materiality qualifier set forth in this Section 5.1(a) shall be disregarded with respect to such representation and warranty, covenant or condition for purposes of this condition;

          (b)    Performance.    The Company and WHI shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Company and WHI at or prior to the Initial Closing;

          (c)    Officer's Certificate.    A certificate shall be delivered to the Investor executed by a duly authorized officer of the Company certifying that all representations and warranties made by the Company and information furnished by the Company in any schedules to this Agreement, are true and correct in all material respects as of the Initial Closing Date (or to the extent such representations and warranties relate to an earlier date, such representations and warranties were true and correct in all material respects on and as of such earlier date), and all covenants, agreements and obligations required by this Agreement to be performed or complied with by the Company and WHI, prior to or at the Initial Closing, have been performed or complied with by Company and WHI at or prior to the Initial Closing;

          (d)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (e)    No Suspensions of Trading in Common Stock; Listing.    Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company);

          (f)    Company Deliverables.    The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a);

          (g)    Adverse Changes.    No event or series of events shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect; and

          (h)    TSX Approval.    The consent of the TSX to the transactions contemplated by the Transaction Documents shall have been obtained on terms and conditions satisfactory to the Investor and, subject only to the approval of a majority of the holders of Common Stock, the Underlying Shares and Warrant Shares to be issued on the conversion of the Note and the exercise of the Warrant, respectively, shall have been accepted for listing by the TSX, and will, as soon as possible following their issuance be posted for trading on the TSX.

        5.2    Conditions Precedent to the Obligations of the Company to sell the Note.    The obligation of the Company and WHI to sell the Note at the Initial Closing is subject to the satisfaction or waiver by the Company and WHI, at or before the Initial Closing, of each of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of the Investor contained herein shall be true and correct as of the date when made and as of the Initial Closing Date as though made on and as of such date;

          (b)    Performance.    The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Initial Closing;

          (c)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

          (d)    Investor Deliverables.    The Investor shall have delivered its Investor Deliverables in accordance with Section 2.2(b).

        5.3    Conditions Precedent to the Obligation of the Investor to Conduct the Second Closing.    The obligation of the Investor to conduct the Second Closing and deliver or cause to be delivered to the Company the remaining $4,000,000 of the Investment Amount, is subject to the satisfaction or waiver by the Investor, at or before the Second Closing, of the following conditions:

          (a)    No Event of Default.    There shall not exist an Event of Default under the Note;

          (b)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

          (c)    Lien Reports.    The Company shall have supplied the Investor with Lien record search reports of the applicable U.S. and Canadian filing offices, showing no liens filed against the collateral security granted under the Security Agreements other than Permitted Liens.

        5.4    Conditions Precedent to the Obligation of the Company and WHI to Conduct the Second Closing.    The obligation of the Company and WHI to conduct the Second Closing is subject to the satisfaction or waiver by the Company and WHI, at or before the Second Closing, of the condition that no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI.
NEGATIVE COVENANTS OF THE COMPANY

        The Company and WHI hereby agree that, from and after the date hereof until the date that the Note has either been repaid in its entirety (other than inchoate indemnity obligations) and/or converted entirely into Common Stock or for such other period of time as specified below, the Company and WHI shall be bound according to the restrictions set forth in each of the following negative covenants unless any such restriction shall have been expressly waived in writing by the Investor:

        6.1    Subsequent Equity Issuances.    For a period of one (1) year after the Initial Closing, without the prior written consent of the Investor, the Company shall not issue more than 12 million shares of Common Stock or Common Stock Equivalents (which amount shall include any shares issued in connection with the PIPE but shall not include (i) any warrants to purchase common stock issued in the PIPE at or above the price at which shares of Common Stock are sold in the PIPE, and (ii) any equity incentive awards issued to employees, officers, directors or consultants pursuant to any benefits plan approved by the Board of Directors of the Company), subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar event with respect to the Common Stock.

        6.2    Mergers with Affiliated Parties.    Prior to the Maturity Date (as such term is defined in the Note), the Company and WHI will not (i) enter into any transaction to sell, transfer, lease or otherwise convey or dispose of all or substantially all of the assets of the Company to any Affiliated Party, or (ii) merge, consolidate or enter into a similar business combination transaction with any Affiliated Party, in each case, without the prior written consent of the Investor; provided, however, that nothing herein shall require Investor's consent in connection with the Reincorporation Plan or otherwise prohibit the Reincorporation Plan. For purposes of this Section 6.2, "Affiliated Party" means any Person of which any of the Company's shareholders individually or in the aggregate directly or indirectly control or beneficially own 20% or more of such Person.

        6.3    Shareholder Meeting.    Prior to the record date for determining shareholders entitled to vote at the Shareholder Meeting, the Company will not close the PIPE transaction or issue any additional shares of capital stock of the Company so that the Proxies represent less than a majority of the Common Stock of the Company.

        6.4    Debt.    Neither the Company nor any Subsidiary shall create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt, except (a) trade payables incurred and paid in the ordinary course of business, (b) Debt incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, capital lease obligation or otherwise) in an aggregate principal amount not to exceed five-hundred thousand dollars ($500,000) at any time outstanding, provided that such Debt is incurred simultaneously with such acquisition (the "Purchase Money Financing"), (c) intercompany Debt, and (d) Debt not to exceed $50,000 in any fiscal year (collectively (a) through (d) shall be referred to as the "Permitted Indebtedness").

        6.5    Liens.    Neither the Company nor WHI shall create or suffer to exist any Lien upon any of its properties, except (a) Liens created by the Security Agreements and (b) Permitted Liens. Except as provided in this Section 6.5, neither the Company nor WHI shall hereafter agree with any Person (other than the Investor) to grant a Lien on any of its assets or to permit the pledge of any of its equity interests.

        6.6    Amendment of Organizational Documents.    Neither the Company nor WHI shall permit any amendment to its articles of incorporation (or similar charter documents) so as to adversely affect the rights or privileges granted under the Note or the Warrant; provided, however, that each of the Company and WHI may amend its articles of incorporation (or similar charter documents) in order to implement the Reincorporation Plan.

        6.7    Transactions with Affiliates.    Neither the Company nor WHI shall, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, (i) on terms no less favorable than terms that could be obtained by the Company or WHI from a Person that is not an Affiliate of the Company or WHI upon negotiation at arms' length, as determined in good faith by the Board; provided that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business, (ii) as set forth on Schedule 3.1(t) hereto, or (iii) transactions with affiliates directly related to a Monetization Plan approved by the Investor pursuant to Section 4.21.

        6.8    Limitation on Restrictions.    Neither the Company nor WHI shall enter into, or suffer to exist, any agreement with any Person which prohibits or limits the ability of the Borrowers to pay Debt owed to the Investor, except as expressly permitted by the Security Agreements.

        6.9    Investments.    Neither the Company nor any Subsidiary shall make or maintain, directly or indirectly, any Investment except for Investments of the Company (i) in WHI, (ii) in cash and cash equivalents, (iii) in domestic subsidiaries; provided the Company shall have provided the Investor within 30 days of the acquisition of such subsidiary, a perfected first priority security interest in such subsidiary, (iv) in World Heart B.V. and any new foreign subsidiaries; provided no such foreign subsidiary shall own assets having a value in excess of $25,000 and all such foreign subsidiaries shall not in the aggregate own assets having a value in excess of $50,000, (v) Investments directly related to a Monetization Plan approved by the Investor pursuant to Section 4.21, and (vi) Debt permitted under Section 6.4.

        6.10    Asset Sales.    Neither the Company nor any Subsidiary shall Sell any of its property (other than cash and cash equivalents) except for (i) sales of inventory in the ordinary course of business, (ii) sales of property that has become obsolete or worn out, (iii) non-exclusive licenses of Intellectual Property in the ordinary course of business, (iv) a sales of assets directly related to a Monetization Plan approved by the Investor pursuant to Section 4.21, and (v) intercompany sales of property.

        6.11    Restricted Payments.    Neither the Company nor any Subsidiary shall directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for (a) any Restricted Payment from one Borrower to the other, (b) any Restricted Payment made by any Subsidiary to either Borrower, (c) any Restricted Payment directly related to a Monetization Plan approved by the Investor pursuant to Section 4.21, or (d) Restricted Payments by WHI or any Subsidiary to the Company to the extent necessary to repurchase Common Stock of terminated employees or former consultants.

ARTICLE VII.
MISCELLANEOUS

        7.1    Fees and Expenses.    Except as set forth in Section 4.11, each party shall pay the fees and expenses of its advisers, counsel, consultants, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Note.

        7.2    Entire Agreement.    The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        7.3    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email (provided the sender receives a machine-generated confirmation of successful transmission or confirming email) at the facsimile number or email address specified in this Section prior to 6:00 p.m. (Boston time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:00 p.m. (Boston time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by a U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	World Heart Corporation 7799 Pardee Lane Oakland, California, USA Facsimile: (510) 563-4800 Attention: Chief Financial Officer Email: David.Pellone@worldheart.com
With a copy to:
Howard Rice Nemerovski Canady Falk & Rabkin,
A Professional Corporation
Three Embarcadero Center, Seventh Floor
San Francisco, CA 94111-4024
Attention: Julia Vax
Facsimile: (415) 217-5910
Email: jvax@howardrice.com
and
McCarthy Tétrault LLP Suite 1400, The Chambers 40 Elgin Street Ottawa ON K1P 5K6 Canada Attention: Virginia K. Schweitzer Facsimile: (416) 868-0673 Email: vschweitzer@mccarthy.ca
If to the Investor:	ABIOMED, Inc. 22 Cherry Hill Drive Danvers, MA 01923 Facsimile: (978) 777-8411 Attention: General Counsel Email: smcevoy@abiomed.com
With a copy to:	Foley Hoag LLP 155 Seaport Boulevard Boston, Massachusetts 02210 Facsimile: (617) 832-7000 Attention: Peter M. Rosenblum, Esq. Email: pmr@foleyhoag.com or such other address as may be designated in writing hereafter, in the same manner, by such Person.

        7.4    Amendments; Waivers; No Additional Consideration.    No provision of this Agreement may be waived or amended except in a written instrument signed by the Company, WHI and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

        7.5    Termination.

          (a)    This Agreement may be terminated prior to the Initial Closing:

              (i)  by written agreement of the Investor and the Company; and

             (ii)  by the Company or the Investor upon written notice to the other, if the Initial Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 7.5(a)(ii) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Initial Closing to occur on or before such time.

          (b)    Failure to Fund Second Closing.    If the Investor fails to fund the remaining $4,000,000 of the Investment Amount on the Second Closing Date (or within 5 Business Days thereafter in the event of any force majeure), assuming all conditions have been met under Section 5.3, then (a) the Warrant shall terminate immediately and be of no further force and effect, (b) the Support Services Agreement shall terminate immediately and be of no further force and effect, (c) the rights to a Investor Director and Investor Observer set forth in Section 4.3 and the distribution rights set forth in Section 4.4 shall terminate immediately and be of no further force and effect, and (d) at the option of Company and WHI, notwithstanding anything to the contrary herein or in the Note (including, without limitation, Section 11 of the Note), Company and WHI may elect to prepay in whole or in part the principal balance of the Note plus any accrued interest upon 5 Business Days written notice to the Investor and without premium or penalty. Notwithstanding anything to the contrary in this Agreement or the other Transaction Documents, the provisions of this Section 7.5(b) shall be the exclusive remedy of WHC and WHI with respect to any failure of the Investor to fund the remaining $4,000,000 of the Investment Amount on the Second Closing Date.

        7.6    Construction.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

        7.7    Successors and Assigns.    This Agreement shall be binding upon, and inure to the benefit of, the parties and their legal representatives, successors and permitted assigns. Each of the Company and WHI may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor; provided, however, that no consent is required in the event of an acquisition of the Company by any other Person whether by merger or through a sale of substantially all of the Company's assets. The Investor may assign any or all of its rights under this Agreement whether to any Person to whom the Investor assigns or transfers the Note or otherwise.

        7.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

        7.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

        7.10    Survival.    The representations, warranties, agreements and covenants contained herein shall survive the Initial Closing and the delivery of the Note.

        7.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or PDF signature page were an original thereof.

        7.12    Severability.    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        7.13    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

        7.14    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        7.15    Payment Set Aside.    To the extent that the Company makes a payment or payments to the Investor pursuant to any Transaction Document or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        7.16    Limitation of Liability.    Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that no trustee, officer, director, other investment vehicle or any other Affiliate of the Investor or any investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

        7.17    Reincorporation Plan.    Notwithstanding anything to the contrary herein or in any of the Transaction Documents, Investor's consent shall not be required in connection with the Reincorporation Plan, nor shall the Transaction Documents otherwise prohibit the Reincorporation Plan.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WORLD HEART CORPORATION
By:	/s/ JAL S. JASSAWALLA Name: Title:
WORLD HEART INC.
By:	/s/ JAL S. JASSAWALLA Name: Title:
ABIOMED, INC.
By:	/s/ MICHAEL R. MINOGUE Name: Micahael Minogue Title: CEO, Chairman

EXHIBIT A

FORM OF NOTE

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF MCCARTHY TÉTRAULT OPINION

EXHIBIT D

FORM OF HOWARD RICE OPINION

EXHIBIT E

COMPANY SECURITY AGREEMENT

EXHIBIT F

WHI SECURITY AGREEMENT

EXHIBIT G

CLINICAL AND MARKETING SUPPORT SERVICES AGREEMENT

EXHIBIT H

FORM OF VOTING AGREEMENT

EXHIBIT 2.2(a)(viii)

LIST OF COMPANY'S SHAREHOLDERS DELIVERING VOTING AGREEMENTS

Special Situations Funds III QP, L.P.

Special Situations Funds III, L.P.

Special Situations Cayman Fund, L.P.

Special Situations Private Equity Fund, L.P.

Maverick Venture Management LLC

Appendix B

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWERS.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 12, 2008.

No. SCN-1	Up to $5,000,000 Original Issue Date: December 11, 2007

WORLD HEART CORPORATION
WORLD HEART INC.
8% SECURED CONVERTIBLE PROMISSORY NOTE

        FOR VALUE RECEIVED, World Heart Corporation, a Canadian corporation (the "Company"), and World Heart Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("WHI"), as co-borrowers (each referred to herein as a "Borrower" and together the "Borrowers"), jointly and severally, promise to pay to the order of ABIOMED, Inc., a Delaware corporation, or its registered assigns (the "Investor"), the principal amount outstanding on this note from time to time, up to a maximum principal amount of $5,000,000, on the earliest of (a) the date on or after the Maturity Date (as defined below) on which demand for payment is made by the Investor; (b) the date on which this 8% Secured Convertible Promissory Note (this "Note") is required to be repaid as provided hereunder; or (c) the Final Maturity Date (as defined below) (such earliest date of payment, the "Required Payment Date"), and to pay interest to the Investor on the principal amount of this Note outstanding from time to time in accordance with the provisions hereof. The principal amount outstanding under this Note on the date hereof is $1,000,000 and upon the Second Closing, (as defined in the Purchase Agreement (as defined below)) an additional $4,000,000 of principal shall be advanced by Investor to Borrowers. In the event that the Second Closing does not occur for any reason, for all purposes of this Note, including without limitation the conversion provisions, the principal amount of the Note shall be no greater than $1,000,000. Any amounts on this Note which are not paid when due shall bear interest at the rate equal to the lower of 15% per annum and the maximum lawful rate authorized under applicable law (the "Maximum Rate") from the due date thereof until the same is paid. This Note is subject to the following additional provisions:

        1.    Definitions.    In addition to the terms defined elsewhere in this Note: (a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Note Purchase Agreement, dated as of December 11, 2007, among the Company, WHI and the Investor (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), and (b) the following terms have the meanings indicated below:

        "Adjusted Conversion Price" shall have the meaning set forth in Section 9(d).

        "Bankruptcy Event" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 75 days after commencement; (c) the Company or any Subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 75 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, states that it is unable to pay or is unable to pay, its debts generally as they become due; or (g) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

        "Change of Control" means the occurrence of any of the following in one or a series of related transactions: (i) any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, recapitalization, reorganization, share exchange, merger or consolidation) resulting in the holders of the voting securities of the Company outstanding immediately prior thereto, as a result of shares of the Company held by such holders prior thereto, holding less than fifty percent (50%) of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction or series of transactions, other than any stock sale or convertible debt issuance for capital raising purposes so long as (a) no single investor or group of affiliated investors, except for Special Situations Funds, gains control of fifty percent (50%) or more of the total voting power of the Company as a result of such financing and (b) none of the following competitors of Abiomed (Thoratec Corporation, Levatronix, Datascope, Arrow International, CardiacAssist, Inc., JarvikHeart, Syncardia Systems, MicroMed Technology and Ventracor), together with any affiliates, gains control of more than 20% of the Company or the surviving corporation as a result of such financing (a "Sale Transaction"), (ii) a Fundamental Transaction (as defined in Section 9(c)); (iii) the sale, without the consent of Investor, of all or a material portion of the Company's or any Subsidiary's assets in one or a series of related transactions, including, without limitation, the sale of any of the following product lines: Novacor I, Novacor II, Levacor and MiVAD (an "Asset Sale Transaction"); (iv) any transaction resulting in the Company owning less than 100% of the outstanding equity of WHI (a "WHI Sale"); (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events. Notwithstanding anything to the contrary in any of the Transaction Documents, neither the Reincorporation Plan, nor a Monetization Plan approved by the Investor pursuant to the Purchase Agreement, shall be considered to be a "Change of Control," "Sale Transaction", "Asset Sale Transaction", or "WHI Sale".

        "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date if no trading on such date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted (based on the Eligible Market with the highest trading volume); (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date if no trading on such date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Investor.

        "Conversion Date" means the date a Conversion Notice together with the Conversion Schedule is delivered to the Company in accordance with Section4(a).

        "Conversion Notice" means a written notice in the form attached hereto as Exhibit A.

        "Conversion Price" means the lesser of the Initial Conversion Price or Adjusted Conversion Price.

        "dollars" or "$" shall mean lawful money of the United States.

        "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

        "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board.

        "Equity Conditions Are Satisfied" means, as of any date of determination, that each of the following conditions is (or would be) satisfied on such date, if the Company were to issue on such date all of the Underlying Shares then issuable upon conversion in full of the outstanding principal amount of this Note and all accrued and unpaid interest under this Note, assuming Investor elects to convert all interest pursuant to Section 2(b): (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance, (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing on such Eligible Market upon issuance, (iii) such Common Stock is registered for resale under the Registration Statement and the prospectus under such Registration Statement is available for the sale of all Registrable Securities held by the Investor or all of the Underlying Shares are eligible for resale pursuant to Rule 144 without time or volume limitations, or (iv) no public announcement by the Company of a pending or proposed Change of Control transaction has occurred that has not been consummated.

        "Event of Default" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (i)  any default in the payment (free of any claim of subordination), when the same becomes due and payable (whether on the Payment Date, the Required Payment Date or by acceleration or otherwise), of principal or interest in respect of this Note within 5 Trading Days of demand by the Investor;

           (ii)  the Company or any Subsidiary (1) fails to pay when due any monetary obligation (regardless of amount) to any third party under any currently existing or hereafter arising debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Debt or under any long term leasing or factoring arrangement, if the aggregate amount of the obligations and liabilities of the Company and the Subsidiaries thereunder exceed $100,000 (each of the foregoing a "Material Debt Agreement"), or (2) fails to observe or perform any other material obligation under any Material Debt Agreement, and such failure results in the obligations thereunder becoming or being declared due and payable prior to the date on which they would otherwise become due and payable;

          (iii)  either Borrower (a) shall fail to observe or perform any material covenant, condition or agreement contained in any Loan Document (other than the Registration Rights Agreement and those specified in clause (i) above or clause (v), (vii), (viii), (ix), (x) or (xi) below), and (b) such failure shall to continue unremedied for a period of twenty Trading Days after the date on which written notice of such default is first given to the Borrowers by the Investor (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within seven Trading Days);

          (iv)  either Borrower's representations and warranties set forth in the Purchase Agreement shall be incorrect in any material respect as of the Original Issue Date;

           (v)  the occurrence of a Bankruptcy Event;

          (vi)  any Loan Document shall cease, for any reason, except as provided therein, to be in full force and effect in all material respects;

         (vii)  either Borrower shall assert in writing that any Loan Document has ceased, for any reason, to be in full force and effect or shall disavow any of its obligations thereunder;

        (viii)  the Common Stock shall not be listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days within a one year period (which need not be consecutive Trading Days);

          (ix)  the Company fails to deliver a stock certificate evidencing Underlying Shares to an Investor within five Trading Days after a Conversion Date or in the case of exercises under the Warrant, within five Trading Days after the date the Warrant is exercised, or the conversion or exercise rights of the Investor pursuant to the terms hereof or the terms of the Warrant is otherwise suspended for any reason (other than as a result of the limitations set forth in Section 4(b) hereof or the limitations set forth in the Warrant, respectively, and except as a result of the effects of Section 7.5(b) of the Purchase Agreement);

           (x)  the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue the Underlying Shares upon any conversion of this Note or upon any exercise of the Warrant; or

          (xi)  either Borrower effects or publicly announces its intention to effect a Sale Transaction, an Asset Sale Transaction, or a WHI Sale.

        "Final Maturity Date" means December 11, 2017.

        "Initial Conversion Price" means $1.748948, subject to adjustment from time to time pursuant to Section 9.

        "Loan Documents" means the Note, the Warrant, the Purchase Agreement, the Registration Rights Agreement and the Security Agreements.

        "Maturity Date" means December 11, 2009.

        "Original Issue Date" has the meaning set forth on the face of this Note.

        "Payment Date" has the meaning set forth in Section 11 of this Note.

        "Payment Notice" has the meaning set forth in Section 11 of this Note.

        "Special Situations Funds" means the group consisting of Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P., Special Situations Private Equity Fund, L.P. MGP Advisors Limited, AWM Investment Company, Inc., the Special Situations Technology Fund, L.P., the Special Situations Technology Fund II, L.P., the Special Situations Private Equity Fund, L.P. and the Special Situations Life Sciences Fund, L.P.

        2.    Interest.    (a) The Borrowers shall pay interest to the Investor on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8% per annum. Such interest shall accrue from the Original Issue Date of this Note, but shall not become payable until the earlier of the Required Payment Date or the date that this Note has been paid or converted in full, at which time all interest then having accrued (including interest accrued on principal previously converted) shall become payable. Interest payments hereunder may be made in cash or, subject to the conditions of Section 2(b), in shares of Common Stock. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall accrue daily commencing on the Original Issue Date.

          (b)   Subject to the conditions and limitations set forth below, in lieu of paying interest in cash the Company shall, at the Investor's option, convert accrued interest on this Note by delivering on the applicable payment date, a number of shares of Common Stock equal to the quotient obtained by dividing the amount of such interest by the average Closing Price for the ten Trading Days immediately preceding (but not including) the date Investor provides written notice of its election to convert accrued interest. The Investor must deliver written notice to the Company indicating the manner in which it intends to receive interest at least five (5) Trading Days prior to the applicable payment date. Failure to timely provide such written notice shall be deemed an irrevocable election by the Investor to receive such interest in cash. All interest payable in respect of this Note on the payment date must be paid in the same manner.

          (c)   Solely for purposes of the Interest Act (Canada), (i) as interest is to be computed or expressed at a rate (the "Specified Rate") on the basis of a year of 360 days hereunder, the annual rate of interest to which the Specified Rate is equal is the Specified Rate multiplied by a fraction, the numerator of which is the actual number of days in the relevant year and the denominator of which is 360; (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder; and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

        3.    Registration of Transfers and Exchanges.    Subject to compliance with applicable federal, state, provincial and foreign securities laws, the Investor may transfer all or any portion of this Note and the Borrowers shall register the transfer of any portion of this Note upon surrender of this Note to the Borrowers at the address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new debenture, a "New Note"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Investor. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. The Borrowers agree that their prior consent is not required for the transfer of any portion of this Note; provided, however, that the Borrowers shall be entitled to reasonable assurance that such transfer complies with applicable federal, state and foreign securities laws. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

        4.    Conversion.

          (a)   At the Option of the Investor.    All or any portion of the principal amount of this Note then outstanding together with any accrued and unpaid interest hereunder shall be convertible into shares of Common Stock at the Conversion Price (subject to limitations set forth in Section 4(b)), at the option of the Investor, at any time and from time to time from and after the Original Issue Date. The Investor may effect conversions under this Section 4(a), by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 1 attached hereto (the "Conversion Schedule"). If the Investor is converting less than all of the principal amount and accrued and unpaid interest represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 4(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Investor a Conversion Schedule indicating the principal amount and accrued and unpaid interest which has not been converted.

          (b)   Certain Conversion Restrictions.    Notwithstanding anything to the contrary contained herein, to the extent applicable, until such time as the issuance of shares of Common Stock under this Note and the Warrant have been approved by the Company's stockholders in accordance with Nasdaq Marketplace Rule 4350(i) and any applicable Nasdaq Marketplace Rule, the number of shares of Common Stock that may be acquired by the Investor upon conversion of this Note (or otherwise in respect hereof) and upon exercise of the Warrant, together, shall be limited to no greater than 19.9% of the total number of shares of Common Stock outstanding on the Original Issue Date (the "Initial Cap"). For the avoidance of doubt, in implementing the foregoing restriction, the Investor shall be free to exercise the Warrant for the full amount of the Initial Cap to the extent that the Investor has not converted the Note into shares of Common Stock and any cash payments made to the Investor under this Note shall not be counted in any way towards the Initial Cap. Notwithstanding the foregoing, to the extent that the limitation set forth in this Section 4(b) prevents the issuance of shares on conversion, the Investor is nonetheless entitled to payment of any and all principal and interest provided for hereunder in accordance with the terms of this Note.

        5.    Mechanics of Conversion.

          (a)   The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, divided by the Conversion Price on the Conversion Date, plus (if indicated in the applicable Conversion Notice) the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.

          (b)   The Company shall, by the third Trading Day following each Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Investor and in such name or names as the Investor may designate a certificate for the Underlying Shares issuable upon such conversion. The Investor, or any Person so designated by the Investor to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date.

          (c)   The Investor shall not be required to deliver the original Note to the Company in order to effect a conversion hereunder except in connection with a conversion that brings the outstanding principal amount plus all accrued and unpaid interest balance to zero. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of this Note and issuance of a New Note representing the remaining outstanding principal amount.

          (d)   The Company's obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Investor to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Investor or any other Person of any obligation to the Borrowers or any violation or alleged violation of law by the Investor or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrowers to the Investor in connection with the issuance of such Underlying Shares.

          (e)   If by the third Trading Day after a Conversion Date the Company fails to deliver to the Investor such Underlying Shares in such amounts and in the manner required pursuant to Section 4, then the Investor will have the right to rescind the Conversion Notice pertaining thereto by giving written notice to the Company prior to the Investor's receipt of such Underlying Shares.

        6.    Consequences of Events of Default.

          (a)   At any time or times following the occurrence and during the continuance of an Event of Default, the Investor may elect, by written notice to the Borrowers (an "Event Notice"), to require the Borrowers to purchase all or any portion of the outstanding principal amount of this Note, as indicated in such Event Notice, for a purchase price in dollars in cash equal to 100% of such outstanding principal amount plus all accrued but unpaid interest thereon and other amounts then owing to the Investor under the Loan Documents, through the date of purchase. The aggregate amount payable pursuant to the preceding sentence is referred to as the "Event Price." The Borrowers shall jointly and severally pay the Event Price to the Investor (free of any claim of subordination) no later than the 5th Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Investor shall deliver the original Note so repurchased to the Borrowers.

          (b)   Upon the occurrence of any Bankruptcy Event with respect to the Company or WHI, all outstanding principal and accrued but unpaid interest on this Note and other amounts then owing under the Loan Documents shall immediately become due and payable in full in dollars in cash (free of any claim of subordination), without any action by the Investor.

          (c)   In connection with any Event of Default, the Investor need not provide and the Borrowers hereby waive any presentment, demand, protest or other notice of any kind (other than the Event Notice), and the Investor may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Investor at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

        7.    Charges, Taxes and Expenses.

          (a)   Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Investor for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Borrowers; provided, however, that the Borrowers shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Investor.

          (b)   Except as provided in Section 7(c), any and all payments by either Borrower to or for the account of the Investor under any Transaction Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding taxes imposed on or measured by the Investor's net income, and franchise (and similar) taxes imposed on it in lieu of net income taxes, by the jurisdiction (or any political subdivision thereof) under the laws of which the Investor is organized, and all liabilities (including additions to tax, penalties and interest) with respect thereto (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter collectively referred to as "Taxes").

          (c)   If either Borrower shall be required by any laws to deduct any Taxes from or in respect of any sum payable under any Transaction Document to the Investor, (i) the sum payable shall be increased as necessary so that, after making all required deductions, the Investor receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), such Borrower shall furnish to the Investor the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Investor. If either Borrower fails to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Investor the required receipts or other required documentary evidence, the Borrowers shall jointly and severally indemnify the Investor for any incremental taxes, interest or penalties that may become payable by the Investor arising out of such failure.

        8.    Reservation of Underlying Shares.    The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 9 and interest thereon), free from preemptive rights or any other contingent purchase rights of persons other than the Investor. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

        9.    Certain Adjustments.    The Conversion Price is subject to adjustment from time to time as set forth in this Section 9.

          (a)   Stock Dividends and Splits.    If the Company, at any time while this Note is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (b)   Pro Rata Distributions.    If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of the Investor delivered before the 90th day after the later of the record date fixed for determination of shareholders entitled to receive such distribution and the date the Company gives the Investor notice of such record date, the Company will deliver to the Investor, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Investor would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to such record date. If such Distributed Property is not delivered to the Investor pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Investor shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Investor would have been entitled to receive in respect of such number of Underlying Shares had the Investor been the record holder of such Underlying Shares immediately prior to such record date. Notwithstanding the foregoing, this Section 9(b) shall not apply to any distribution of rights or securities in respect of adoption by the Company of a shareholder rights plan, which events shall be covered by Section 9(a).

          (c)   Fundamental Transactions.    If, at any time while this Note is outstanding, (i) the Company effects any amalgamation, merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity or the Company's shareholders own less than fifty percent (50%) of the outstanding voting share of the resulting person in which the Company is not the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any take-over bid, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Investor shall have the right to (x) receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration") or (y) require the surviving entity to issue to the Investor an instrument identical to this Note (with appropriate adjustments to the conversion price and equity terms so that the Investor has the same economic rights). Notwithstanding anything to the contrary in any of the Transaction Documents, neither the Reincorporation Plan, nor a Monetization Plan approved by the Investor pursuant to the Purchase Agreement, shall be a "Fundamental Transaction". For purposes of any such conversion, the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Investor shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction (or, if different, the ultimate parent of such successor or entity or the entity issuing the Alternate Consideration) shall issue to the Investor a new note consistent with the foregoing provisions and evidencing the Investor's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d)   Subsequent Equity Sales.    If the Company or any Subsidiary thereof, as applicable, at any time while this Note is outstanding, shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock (an "Adjustment Event"), at a price per share less than the Initial Conversion Price as in effect immediately prior to the Adjustment Event (if the holder of the Common Stock or Common Stock Equivalent so issued may, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, become entitled to receive shares of Common Stock at a price less than the Initial Conversion Price, but such price is not fixed at the time of issuance, such issuance shall be deemed to occur (i) in the case of purchase price adjustments and reset provisions, at the time, if any, that such adjustment or reset occurs, or (ii) in the case of conversion, exercise or exchange prices, the date of such conversion, exercise or exchange) (the "Adjustment Shares"), then, the "Adjusted Conversion Price" shall be determined as follows:

A	–	I *	CS CS + (0.2485*AS)(P/5,000,000)
Where:
A	–	Adjusted Conversion Price.
AS	=	Number of Adjustment Shares issued at any time after the Original Issue Date up to and including the Adjustment Shares issued in the Adjustment Event.
I	=	Initial Conversion Price, as in effect immediately prior to the Adjustment Event.
P	=	The principal amount of this Note outstanding immediately prior to the Adjustment Event.
CS	=
Shares issuable upon conversion of the principal amount of this Note outstanding immediately prior to the Adjustment Event based on the Initial Conversion Price in effect immediately prior to the Adjustment Event.

  Notwithstanding anything to the contrary set forth herein, the Adjusted Conversion Price shall never be increased as a result of the issuance of Adjustment Shares. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued; provided, however, that no adjustment shall be made pursuant to this Section 9(d) as a result of (i) the exercise of the Warrant or the conversion, in whole or in part, of this Note, (ii) the grant of equity incentive awards issued to employees, officers, directors or consultants, representing no more than an aggregate of 1,000,000 shares of Common Stock and issued at no less than $0.80 and no more than the Initial Conversion Price, pursuant to any benefits plan approved by the Board of Directors of the Company (for the avoidance of doubt, no such equity grants issued above the Initial Conversion Price shall result in any adjustment pursuant to the terms hereof) and (iii) the exercise of any such equity incentive awards outstanding under the Company's benefit plans on the date hereof. The Company shall notify the Investor in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section 9, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms. At any time that the Initial Conversion Price is adjusted under this Note, whether pursuant to Section 9(a) or otherwise, the Adjusted Conversion Price shall be recalculated using the Initial Conversion Price as so adjusted that is then in effect. This Section 9(d) is used solely to calculate the Adjusted Conversion Price as of any given time and does not modify the Initial Conversion Price.

          (e)   Reclassifications; Share Exchanges.    In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Investor shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Investor shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

          (f)    Calculations.    All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (g)   Notice of Adjustments.    Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based, and promptly deliver a copy of each such certificate to the Investor.

          (h)   Notice of Corporate Events.    If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits shareholder approval for any Change of Control or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Investor a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Investor is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

        10.    Fractional Shares.    The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note or payment of interest hereon, the number of Underlying Shares to be issued will be rounded down to the nearest whole share and Investor shall receive a cash payment in-lieu of such fractional share based on the average Closing Price for the ten Trading Days immediately preceding any applicable Conversion Notice.

        11.    Payment at Option of Borrowers.    Subject to the provisions of this Section and upon at least thirty (30) days' notice prior to any planned Payment Date, the Borrowers may deliver a written notice (such notice, a "Payment Notice") to the Investor stating their irrevocable undertaking to prepay, at any time on or after the Maturity Date, all or part of the outstanding principal amount of this Note, together with accrued and unpaid interest on such outstanding principal amount and other amounts then owing (other than interest and principal) under the Transaction Documents, provided however, that the Equity Conditions Are Satisfied as to all Underlying Shares, and provided further, that if an Event of Default exists at such time, the Borrowers shall pay the Investor an additional amount equal to 5% of the outstanding principal amount being paid. If the conditions for delivery of a Payment Notice set forth above are satisfied during the period from the date of the Payment Notice through and including the Payment Date, then the Borrowers shall deliver to the Investor the full applicable payment amount in cash on the 31st day following the date of the Payment Notice (such date, the "Payment Date"), subject to (i) reduction for principal and interest of this Note that shall have been converted between the date of the Payment Notice and the Payment Date and (ii) the right of the Investor to nullify such Payment Notice if any of such conditions shall not have been met from the date of the Payment Notice through the Payment Date or if the Borrowers shall during such period fail to honor any Conversion Notice as contemplated in the immediately following sentence. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Payment Notice through 6:00 p.m. (Boston time) on the Trading Day prior to the Payment Date. In addition, if any portion of the amount to be paid pursuant to the Payment Notice remains unpaid after the Payment Date, the Investor may elect by written notice to the Borrowers to invalidate ab initio the Payment Notice with respect to the unpaid amount, notwithstanding anything herein contained to the contrary. If the Investor makes such an election, Investor shall return such payment to Borrowers, this Note shall be reinstated with respect to such unpaid amount and the Borrowers shall no longer have any payment rights under this Section. Notwithstanding anything to the contrary herein, Company and WHI may elect to prepay the Note as set forth in Section 7.5(b) of the Purchase Agreement. This Section 11 shall not apply to Company's and WHI's obligations to pay on the Required Payment Date (for the avoidance of doubt, other than on the Payment Date).

        12.    Notices.    Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) to or upon Abiomed, WHC or WHI hereunder shall be effected in the manner provided for in Section 7.3 of the Purchase Agreement.

        13.    Miscellaneous.

          (a)   This Note shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.

          (b)   Subject to Section 13(a), above, nothing in this Note shall be construed to give to any person or corporation other than the Borrowers and the Investor any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Borrowers and the Investor.

          (c)   All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. THE PARTIES HERETO WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS NOTE AND EACH REPRESENT THAT ITS COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          (d)   The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

          (e)   In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

          (f)    No provision of this Note may be waived or amended except (i) in accordance with the requirements set forth in the Purchase Agreement, and (ii) in a written instrument signed, in the case of an amendment, by the Company, WHI and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

          (g)   To the extent it may lawfully do so, the Borrowers hereby agree not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by the Investor in order to enforce any right or remedy under this Note. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Borrowers under this Note for payments in the nature of interest shall not exceed the Maximum Rate, and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Borrowers may be obligated to pay under this Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable law. Except as provided in Section 13(h) below, if under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Borrowers to the Investor with respect to indebtedness evidenced by this Note, such excess shall be applied by the Investor to the unpaid principal balance of any such indebtedness or be refunded to the Borrowers, the manner of handling such excess to be at the Investor's election.

          (h)   Without limiting Section 13(g), in no event shall the aggregate "interest" (as defined in Section 347 (the "Criminal Code Section") of the Criminal Code (Canada)), payable to the Investor by the Company under this Note or any other Transaction Document exceed the effective annual rate of interest lawfully permitted under the Criminal Code Section on the "credit advanced" (as defined in such section) under this Note or any other Transaction Document. Further, if any payment, collection or demand pursuant to this Note or any other Transaction Document in respect of such "interest" is determined to be contrary to the provisions of the Criminal Code Section, such payment, collection, or demand shall be deemed to have been made by mutual mistake of the Investor and the Company and such "interest" shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Criminal Code Section so as to result in a receipt by the Investor of interest at a rate not in contravention of the Criminal Code Section, such adjustment to be effected, to the extent necessary, as follows:

             (1)  first, by reducing the amounts or rates of interest required to be paid to the Investor; and

             (2)  then, by reducing any fees, charges, expenses and other amounts required to be paid to the Investor that would constitute "interest".

        Notwithstanding the above, and after giving effect to all such adjustments, if the Investor shall have received an amount in excess of the maximum permitted by the Criminal Code Section, then the Company shall be entitled, by notice in writing to the Investor, to obtain reimbursement from the Investor in an amount equal to such excess.

              (i)  The obligations under this Note are secured pursuant to the Security Agreements.

        IN WITNESS WHEREOF, the Company and WHI have caused this Note to be duly executed by their duly authorized officers as of the date first above indicated.

WORLD HEART CORPORATION
By:	/s/ JAL S. JASSAWALLA Name: Title:
WORLD HEART INC.
By:	/s/ JAL S. JASSAWALLA Name: Title:

EXHIBIT A

CONVERSION NOTICE

(To be Executed by the Registered Investor
in order to convert Note)

        The undersigned hereby elects to convert the principal amount of the Note indicated below and the accrued but unpaid interest indicated below, into shares of Common Stock of World Heart Corporation, as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in this Note.

Conversion calculations:
Date to Effect Conversion
Principal amount of Note owned prior to conversion
Principal amount of Note to be Converted
Accrued but Unpaid Interest to be Converted
Principal amount of Note remaining after Conversion
Accrued but Unpaid Interest Remaining after Conversion
DTC Account
Number of shares of Common Stock to be Issued
Applicable Conversion Price
Name of Investor
By:
Name: Title:

Schedule 1

World Heart Corporation
World Heart Inc.
8% Secured Convertible Promissory Note

CONVERSION SCHEDULE

        This Conversion Schedule reflects conversions made under the above referenced Note.

Dated:

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion	Applicable Conversion Price

Appendix C

CANADIAN SECURITY AGREEMENT

CANADIAN SECURITY AGREEMENT

WORLD HEART CORPORATION

TO:	ABIOMED, Inc., at its offices at 22 Cherry Hill Drive, Danvers, MA 01923 (the "Investor"), and its successors and permitted assigns
DATED:	As of December 11, 2007

        1.     In this Agreement, unless otherwise defined herein or the context otherwise requires, capitalized terms used herein, including in the preamble and recitals, have the meanings defined in the Purchase Agreement (as defined below) or the Note and:

  (a)
  "Company" means World Heart Corporation, a corporation continued under the laws of Canada;

  (b)
  "Control Agreement" means:

  (i)
  with respect to any uncertificated securities included in the Collateral, an agreement between the issuer of such uncertificated securities and another person whereby such issuer agrees to comply with instructions that are originated by such person in respect of such uncertificated securities, without the further consent of the Company; and

  (ii)
  with respect to any securities accounts or security entitlements included in the Collateral, an agreement between the securities intermediary in respect of such securities accounts or security entitlements and another person to comply with any entitlement orders with respect to such securities accounts or security entitlements that are originated by such person, without the further consent of the Company;

  (c)
  "Copyrights" means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations thereof and all applications therefor;

  (d)
  "Foreign Subsidiary" means any Subsidiary of the Company that is not incorporated under the laws of the United States of America, any state thereof or in the District of Columbia or under the laws of Canada or any province of territory thereof;

  (e)
  "Intellectual Property" means all rights, title and interests in or relating to intellectual property and industrial property arising under any requirement of law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet domain names, Trade Secrets and IP Licenses;

  (f)
  "IP Ancillary Rights" means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right;

  (g)
  "IP License" means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in, or relating to, any Intellectual Property except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Company's products or services;

  (h)
  "Loan Party" means the Company, WHI (as defined below) and any other borrower that may be added to the Purchase Agreement;

  (i)
  "Material Intellectual Property" means any item of Intellectual Property that is owned by or licensed to the Company (other than any item of Intellectual Property which has an aggregate value of less than $25,000);

  (j)
  "Obligations" means all amounts, obligations and liabilities of every type and description owing by the Company to the Investor arising out of, under, or in connection with the Note, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising, and including, without duplication, (a) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (b) all other fees, expenses (including reasonable fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to the Investor pursuant to the Note;

  (k)
  "Patents" means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to patents and applications therefor;

  (l)
  "PPSA" has the meaning defined in Section 3;

  (m)
  "Purchase Agreement" means the note purchase agreement dated as of December 11, 2007 (as the same may be modified from time to time) among the Company and WHI, as co-borrowers, and the Investor;

  (n)
  "Software" means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing;

  (o)
  "STA" has the meaning defined in Section 3;

  (p)
  "Trademarks" means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations thereof and all applications therefor;

  (q)
  "Trade Secrets" means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to trade secrets;

  (r)
  "WHI" means World Heart Inc., a Delaware corporation; and

  (s)
  "WHI Shares" means all of the issued and outstanding shares in the capital stock of WHI owned by the Company from time to time, as such shares may be replaced, supplemented or exchanged from time to time.

        2.     The rules of construction specified in Sections 1.2 and 7.6 of the Purchase Agreement also apply to this Agreement and, unless the contrary intention appears:

  (a)
  other grammatical forms of defined words or expressions have corresponding meanings;

  (b)
  a reference to a party to this Agreement includes that party's successors and permitted assigns;

  (c)
  a reference to "this Agreement" includes all schedules attached hereto as amended, supplemented, restated, amended and restated or replaced from time-to time;

  (d)
  a reference to any thing includes the whole or any part of that thing and a reference to a group of things or persons includes each thing or person in that group;

  (e)
  words implying natural persons include partnerships, bodies corporate, associations, trusts, governments and governmental and local authorities and agencies;

  (f)
  the division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

  (g)
  a reference to any agreement includes such agreement, as amended, supplemented, restated, amended and restated or replaced from time to time;

  (h)
  a reference to any legislation or statutory instrument or regulation includes all amendments thereto and all replacements and re-enactments thereof; and

  (i)
  any reference to "$" refers to lawful money of the United States of America.

        3.     For valuable consideration, the Company hereby grants, assigns, transfers, sets over, mortgages and charges to the Investor, as and by way of a fixed and specific mortgage and charge and grants to the Investor a security interest (such mortgages, charges and security interests are collectively referred to herein as the "Security Interests") in all of the present and after-acquired undertaking, property and assets (other than consumer goods) of the Company including, without limiting the foregoing, all right, title, interest and benefit which the Company now has or may hereafter have in all property of the kinds hereinafter described provided, however, that consumer goods are excluded from each of the kinds of property described below (collectively, the "Collateral"):

  (a)
  all goods comprising the inventory of the Company including but not limited to goods held for sale or lease or that have been leased or consigned to or by the Company or furnished or to be furnished under a contract of service or that are raw materials, work in process or materials used or consumed in a business or profession or finished goods;

  (b)
  all other goods which are not included in (a) above, including but not limited to furniture, fixtures, equipment, machinery, plant, tools, vehicles and other tangible personal property;

  (c)
  all accounts, including deposit accounts in banks, credit unions, trust companies and similar institutions, debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Company, all other rights and benefits which now or may be hereafter be vested in the Company in respect of or as security for any of the said debts, demands, choses in action and claims and all claims of any kind which the Company now has or may hereafter have including but not limited to claims against the Crown and claims under insurance policies and all intercompany receivables owing to the Company by any Subsidiary or Affiliate of the Company;

  (d)
  all chattel paper;

  (e)
  all warehouse receipts, bills of lading and other documents of title, whether negotiable or not;

  (f)
  all instruments, lien notes, shares, stock, warrants, bonds, debentures, debenture stock or other securities, money, letters of credit, advances of credit and cheques and all other investment property, including, without limitation, the WHI Shares, but excluding any shares issued by a Foreign Subsidiary, together with any replacements thereof and substitutions therefor, and all certificates and instruments evidencing or representing the WHI Shares, all dividends, whether in cash, kind or stock, receivable upon or in respect of any of the WHI Shares and all monies or other property payable or paid on account of any return or repayment of capital in respect of any of the WHI Shares or otherwise distributed in respect thereof or which shall in any way be charged to, or payable or paid out of, the capital of the Company on account of the WHI Shares save and except for dividends paid with the prior written consent and knowledge of the Investor;

  (g)
  all intangibles including but not limited to contracts, agreements, options, permits, licences, consents, approvals, authorizations, orders, judgments, certificates, rulings, insurance policies, agricultural and other quotas, subsidies, franchises, immunities, privileges, and benefits and all goodwill and Intellectual Property;

  (h)
  with respect to the personal property described in paragraphs (a) to (g) inclusive, all books, accounts, invoices, letters, papers, documents, disks, and other records in any form, electronic or otherwise, evidencing or relating thereto; and all contracts, securities, instruments and other rights and benefits in respect thereof;

  (i)
  with respect to the personal property described in paragraphs (a) to (h) inclusive, all parts, components, renewals, substitutions and replacements thereof and all attachments, accessories and increases, additions and accessions thereto; and

  (j)
  with respect to the personal property described in paragraphs (a) to (i) inclusive, all proceeds therefrom, including personal property in any form or fixtures derived directly or indirectly from any dealing with such property or proceeds therefrom, and any insurance or other payment as indemnity or compensation for loss of or damage to such property or any right to such payment, and any payment made in total or partial discharge or redemption of an intangible, chattel paper, instrument or security;

provided that the said mortgages, charges and security interests shall not extend or apply to the last day of the term of any lease or sublease or any agreement therefor now held or hereafter acquired by the Company in respect of real property, but should such mortgages, charges and security interests become enforceable the Company shall thereafter stand possessed of such last day and shall hold it in trust for the Investor to assign the same to any person acquiring such term or the part thereof mortgaged and charged in the course of any enforcement of the said mortgages, charges and security interests or any realization of the subject matter thereof. In this Agreement, (i) the words "goods", "consumer goods", "account", "inventory", "crops", "equipment", "fixtures", "chattel paper", "document of title", "instrument", "investment property", "money", "security", "securities", "intangible", "receiver", "proceeds" and "accessions" shall have the same meanings as their defined meanings where such words are defined in the Personal Property Security Act (Ontario) (the "PPSA"), and (ii) the words "certificated security"; "entitlement holder", "entitlement order", "financial asset", "limited liability company" "security", "security certificate", "securities account", "security entitlement", "securities intermediary" and "uncertificated security" shall have the same meanings as their defined meanings where such words are defined in the Securities Transfer Act (Ontario) (the "STA"); provided that, when used herein, the terms "certificated security" and "uncertificated security" shall be understood to mean a certificated security or uncertificated security, as the case may be, that is held directly by and registered in the name of or endorsed to the Company or the Investor or their respective nominees, as applicable, and not a certificated security or uncertificated security to which the Company or the Investor, as applicable, has a security entitlement.

        4.     If any lease, agreement, account, claim, demand, chose in action or other property or assets (collectively, "Assigned Rights") may not be assigned, transferred, subleased, charged or encumbered without the consent or approval of another person, then the security granted hereunder shall only apply to such Assigned Right upon such consent or approval being obtained; provided that, in such event, (a) upon the reasonable request of the Investor, the Company shall use commercially reasonable efforts to obtain such consent or approval and (b) the Company shall, to the extent it may do so at law or pursuant to the provisions of the contract or interest in question, be deemed to hold in trust, as bare trustee, on behalf of the Investor, such Assigned Right and all of the right, title and interest of the Company in and to such Assigned Right and any warranties, guarantees and other rights which the Company may have in relation to such Assigned Right, together with all benefits, advantages and obligations to be derived therefrom, until such necessary consent or approval is obtained or until such time as such consent or approval is no longer required, whichever is earlier, at which time such Assigned Right shall automatically be assigned, transferred, subleased, charged and encumbered to and in favour of the Investor in accordance with the terms hereof; and if any requisite consent or approval to the assignment, transfer, sublease, charge or encumbering of any Assigned Right cannot be obtained, the Company and the Investor shall cooperate with each other in order to provide the Investor, with the benefit of any Assigned Right that has not been assigned, transferred, subleased, charged or encumbered and that is held by the Company pursuant hereto; and the Company acknowledges that it shall not have any discretion to deal with any such Assigned Right, except to the extent that the Company may be authorized to do so by the Investor or if otherwise permitted to do so under the Purchase Agreement.

        5.     The Company shall deliver, or cause to be delivered, to the Investor, contemporaneously with execution and delivery of this Agreement or thereafter, as applicable, the following:

  (a)
  certificates representing the WHI Shares duly registered in the name of the Company and endorsed in blank for transfer; and

  (b)
  an irrevocable stock transfer power of attorney with respect to the WHI Shares duly executed by the Company.

        6.

  (a)
  The Investor shall have the right to have any uncertificated securities or certificated securities included in the Collateral registered in its name or in the name of its nominee; and for such purpose the Company shall comply with Section 11(a) or Section 11(b), as applicable, upon the request of the Investor.

  (b)
  The Investor shall have the right to become or have its nominee become the entitlement holder with respect to any security entitlements or investment property included in the Collateral; and for such purpose the Company shall comply with Section 11(a) upon the request of the Investor.

  (c)
  As the registered holder of any uncertificated securities or certificated securities or the entitlement holder with respect to any investment property included in the Collateral, the Investor shall be entitled but not bound or required to exercise any of the rights that any holder of such securities or such entitlement holder may at any time have. The Investor will not be responsible for any loss occasioned by its exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

        7.     Notwithstanding any other term of this Agreement, and subject to the terms of the Purchase Agreement, until the occurrence of an Event of Default which is continuing and subject to the terms of this Agreement, the Company is entitled to receive dividends or other distributions, vote any securities or securities entitlements and give consents, waivers and ratifications in respect of any financial assets, security entitlements and securities accounts.

        8.     The Security Interests created under this Agreement secure payment and performance to the Investor of the Obligations.

        9.     The Company hereby represents and warrants to the Investor that:

  (a)
  none of the Collateral consists of consumer goods;

  (b)
  when executed and delivered, this Agreement will be effective to create in favour of the Investor, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity;

  (c)
  as of the date hereof, the Company's inventory and equipment having a value in excess of $25,000 and its business operations and its records are all located at the locations specified in Schedule 1 attached hereto;

  (d)
  on the date hereof, the Company's inventory and equipment having a value in excess of $25,000 (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) and books and records concerning the Collateral are kept at the locations listed on Schedule 1; provided, however, that Company's inventory and equipment that is kept at other locations (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) does not have a value in the aggregate in excess of $150,000 (the Company's inventory and equipment not required to be kept at such locations is referred to herein as "Immaterial Goods").

  (e)
  when financing statements in appropriate form are filed in the offices specified in Schedule 2 attached hereto, with respect to the Company, this Agreement will be effective to create a perfected Lien on and security interest in all right, title and interest of the Company in the Collateral of the Company and the proceeds thereof to the extent that a security interest may be perfected by the filing of such financing statements, prior to the rights of any other Person, except for rights secured by Permitted Liens;

  (f)
  none of the Collateral that is an interest in a partnership or a limited liability company and is subject to the STA:

  (i)
  is dealt in or traded on any securities exchange or in any securities market;

  (ii)
  expressly provides by its terms that it is a "security" for the purposes of the STA or any other similar provincial legislation; or

  (iii)
  is held in a securities account;

    except for any such Collateral of which the Investor or its nominee has "control" within the meaning of Section 1(2) of the PPSA; and

  (g)
  as of the date hereof, Schedule 3 attached hereto sets forth a true and complete list of the following Intellectual Property the Company owns, licenses from another Person or otherwise has the right to use:

  (i)
  Intellectual Property that is registered or subject to applications for registration;

  (ii)
  Internet domain names; and

  (iii)
  material Intellectual Property and material Software, separately identifying that which is owned by the Company and that which is licensed to the Company by another Person and including for each of the foregoing items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or in which an application for registration has been filed, or in which such Intellectual Property otherwise arises, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by the Company to any third

      Person with respect thereto, except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Company's products or services.

  10.
  The Company hereby agrees that:

  (a)
  it shall duly observe and conform to all material requirements of any Governmental Authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held, except in each case for such matters as would not reasonably be expected to result in a Material Adverse Effect;

  (b)
  it shall promptly notify the Investor in writing of any change (i) in its corporate or organization name, (ii) in its type of organization or corporate structure, (iii) in its organizational identification number or (iv) in its jurisdiction of organization. The Company agrees promptly to provide the Investor with certified copies of organizational documents reflecting any of the changes described in the immediately preceding sentence. The Company agrees not to effect or permit any change referred to in the first sentence of this paragraph (b) unless all filings have been made, or will have been made within any applicable statutory period, under the PPSA or otherwise that are required in order for the Investor to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral, in which a security interest may be perfected by filing, for the benefit of the Investor. The Company agrees promptly to notify the Investor if any material portion of the Collateral owned or held by such Company is damaged or destroyed;

  (c)
  within 45 days after the end of any fiscal quarter, the Company shall notify the Investor in writing of any change of location of its inventory or equipment, other than Immaterial Goods, to a location other than that set out in Schedule 1. The Company agrees not to effect or permit any change referred to in the first sentence of this paragraph (c) unless: (i) all filings have been made, or will have been made within any applicable statutory period, under the relevant Personal Property Security Act or otherwise that are required in order for the Investor to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral, in which a security interest may be perfected by filing, for the benefit of the Investor; and (ii) all other documents including landlord or warehouseman waivers that are reasonably requested by the Investor in order to maintain its valid, legal and perfected first priority security interest in all the Collateral are delivered,

  (d)
  it shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Investor may from time to time reasonably request to better preserve, protect, defend and perfect the Security Interests and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interests and the filing of any financing statements or other documents in connection herewith or therewith or, upon and during the continuance of an Event of Default, for the collection, disposition, realization or enforcement of the Collateral or the Security Interests; and upon and during the continuance of an Event of Default the Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, with full power of substitution, to do any of the foregoing in the name of the Company whenever and wherever the Investor may consider it to be necessary or desirable in accordance with the terms of the Purchase Agreement, all in accordance with the terms hereof. If any indebtedness payable under or in connection with any of the Collateral that is in excess of $10,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Investor, duly endorsed in a manner reasonably satisfactory to the Investor; and

  (e)
  it shall, subject to the rights of the Company under the Transaction Documents to dispose of Collateral, at its own expense, use commercially reasonable efforts to defend title to the Collateral against all persons and to defend the Security Interests of the Investor in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

        11.

  (a)
  To enable the Investor to better perfect and protect its security interest in the investment property included in the Collateral, promptly upon request from time to time by the Investor, acting reasonably, the Company shall:

  (i)
  deliver (or use its best efforts to cause to be delivered) to the Investor, endorsed to the Investor or such nominee as it may direct and/or accompanied by such instruments of assignment and transfer in such form and substance as the Investor may reasonably request, any and all instruments, certificated securities, letters of credit, documents of title and chattel paper included in or relating to the Collateral as the Investor may specify in its request, to be held by the Investor subject to the terms of this Agreement;

  (ii)
  direct the issuer of any and all certificated securities included in or relating to the Collateral as the Investor may specify in its request to register the applicable security certificates in the name of the Investor or such nominee as it may direct;

  (iii)
  direct the issuer of any and all uncertificated securities included in or relating to the Collateral, as the Investor may specify in its request, to register the Investor or such nominee as it may direct as the registered owner of such uncertificated securities; and

  (iv)
  direct the securities intermediary for any security entitlements or securities accounts included in or relating to the Collateral, as the Investor may specify in its request, to transfer any or all of the financial assets to which such security entitlements or securities accounts relate to such securities account or securities accounts as the Investor may specify such that the Investor shall become the entitlement holder with respect to such financial assets or the person entitled to exercise all rights with respect to such securities account.

  (b)
  Promptly upon request from time to time by the Investor, acting reasonably, the Company shall give its consent in writing to:

  (i)
  the entering into by any issuer of any uncertificated securities included in or relating to the Collateral, as the Investor may specify in its request, of a Control Agreement with the Investor in respect of such uncertificated securities, which consent may be incorporated into an agreement to which such issuer, the Investor and the Company are parties; and

  (ii)
  the entering into by any securities intermediary for any securities accounts or security entitlements included in or relating to the Collateral, as the Investor may specify in its request, of a Control Agreement with the Investor in respect of such securities accounts or security entitlements, which consent may be incorporated into an agreement to which such securities intermediary, the Investor and the Company are parties.

  (c)
  The Company covenants that it will not consent to, and represents and warrants to the Investor that it has not heretofore consented to:

  (i)
  the entering into by any issuer of any uncertificated securities included in or relating to the Collateral of a Control Agreement in respect of such uncertificated securities with any person other than the Investor or such nominee or agent as it may direct; or

  (ii)
  the entering into by any securities intermediary for any securities accounts or security entitlements included in or relating to the Collateral of a Control Agreement with respect to such securities accounts or security entitlements with any person other than the Investor or such nominee or agent as it may direct.

  (d)
  The Company shall not enter into any agreement with any securities intermediary that governs any securities account included in or relating to any Collateral that specifies any such securities intermediary's jurisdiction to be a jurisdiction other than the Province of Ontario for the purposes of the STA or which is governed by the laws of a jurisdiction other than the Province of Ontario or consent to any amendment to any such agreement that would change such securities intermediary's jurisdiction to a jurisdiction other than the Province of Ontario for the purposes of the STA or its governing law to a jurisdiction other than the Province of Ontario unless it has given the Investor at least 45 days notice of any such agreement or amendment.

        12.   The Company agrees that:

  (a)
  within 45 days after the end of any fiscal quarter, the Company shall provide notification to Investor of any material change to Schedule 3 for the Company, during such fiscal quarter, and following the request of Investor, the Company shall provide the Investor the Notice of Security Interest in Intellectual Property and assignments as described in this Section 12 and other documents that the Investor reasonably requests with respect thereto.

  (b)
  the Company shall use commercially reasonable efforts (and shall use commercially reasonable efforts to cause all its licensees to):

  (i)
  (1) to continue to use each material Trademark in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) to use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (3) not to intentionally adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Investor shall obtain a perfected security interest in such other Trademark pursuant to this Agreement; and

  (ii)
  not to intentionally or recklessly do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) is reasonably likely to become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property is reasonably likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Intellectual Property is reasonably likely to become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Intellectual Property is reasonably likely to become publicly available or otherwise unprotectable; in each case.

    Nothing in this Section 12(b) is intended to prevent the Company from abandoning, forfeiting, or ceasing to maintain any Trademark, Patent, Copyright or Trade Secret that does not constitute Material Intellectual Property, if (y) the Company reasonably believes in good faith, the preservation of such Trademark, Patent, Copyright or Trade Secret is no longer in the best interest of the Company (for example, the cost of preservation outweighs the utility or value of such item of Intellectual Property); and (z) the failure to preserve such Trademark, Patent, Copyright or Trade Secret has no material impact on the value and scope of the Material Intellectual Property; provided that the Investor shall have consented to any intentional failure by the Company to preserve such Trademark, Patent, Copyright or Trade Secret upon at least 10 day's prior written notice from the Company, such consent not to be unreasonably withheld.

  (c)
  the Company shall notify the Investor promptly if it knows that any application or registration relating to any Intellectual Property is likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any materially adverse determination or development regarding the validity or enforceability or the Company's ownership of, interest in, right to use, register, own or maintain any such Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Canadian Intellectual Property Office). The Company shall take all commercially reasonable actions that are necessary or reasonably requested by the Investor to maintain and pursue each material application (and to obtain the relevant registration or recordation) and subject to the last sentence of Section 10(b), to maintain each material registration and recordation provided however, that if the Company reasonably determines in good faith that any application or registration of any item of Intellectual Property is more than likely to fail and that incurring additional expense in connection with such application or registration is not in the Company's best interest, the Company may abandon such application or registration; provided, however, that the Company shall give the Investor at least 10 days' prior written notice prior to any intentional abandonment of such application or registration and shall take any action requested by the Investor at Investor's expense.

  (d)
  the Company shall not knowingly do any act or omit to do any act to infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property of any other Person. In the event that any Intellectual Property of the Company is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, the Company shall take such action as it reasonably deems appropriate under the circumstances in response thereto, which may include, bringing suit and recovering all damages therefore, if the Company reasonably determines that bringing such suit is in the best interest of protecting the Company's Intellectual Property, taking into account the nature and extent of the infringements or impairment in question.

  (e)
  upon the request of the Investor, the Company shall execute and deliver to the Investor

  (i)
  in form and substance reasonably acceptable to the Investor and suitable for filing in the Canadian Intellectual Property Office, the Notice of Security Interest in Intellectual Property in the form attached hereto as Schedule 4-A; and

  (ii)
  in form and substance reasonably acceptable to the Investor and suitable for filing in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, the Intellectual Property Security Agreement in the form attached hereto as Schedule 4-B.

        13.   Upon the occurrence and during the continuance of an Event of Default, (a) (i) the Investor shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting account debtors or the third person possessing such Collateral for the purpose of making such a verification, and shall have the right to share any information it gains from such inspection or verification with the Investor, and (ii) the Investor may give notice to any or all account debtors of the Company and to any or all persons liable to the Company under an instrument to make all further payments to the Investor; (b) the Investor may take control of all proceeds of the Collateral and may apply such proceeds to the satisfaction of the Obligations secured hereby; and (c) the Investor may hold as additional security any increase or profits received from any Collateral in the Investor's possession, and may apply any money received from such Collateral to reduce the Obligations secured hereby. Upon the occurrence and during the continuation of an Event of Default, any payments or other proceeds of the Collateral received by the Company from account debtors or from any persons liable to the Company under an instrument shall be held by the Company in trust for the Investor and, subject to the terms of the Purchase Agreement, paid over to the Investor upon request. The Investor will not be obligated to keep any Collateral separate or identifiable. In the case of any instrument, security or chattel paper comprising part of the Collateral, the Investor will not be obligated to take any necessary or other steps to preserve rights against other persons.

        14.   Upon the occurrence and during the continuance of an Event of Default, the Investor (a) may have any Collateral comprising instruments, shares, stock, warrants, bonds, debentures, debenture stock or other investment property registered in its name or in the name of its nominee; and (b) shall be entitled but not bound or required to vote in respect of such Collateral at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of such Collateral may at any time have. Notwithstanding paragraphs (a) and (b) of this Section 14, the Investor shall not be responsible for any loss occasioned by the exercise of any of the rights described therein or by failure to exercise the same within the time limited for the exercise thereof except for those losses resulting from the negligence or wilful misconduct of the Investor or its employees or agents.

        15.   At its option, the Investor may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Collateral to the extent the Company fails to do so as required by the Purchase Agreement or this Agreement, and the Company agrees to reimburse the Investor on demand for any reasonable payment made or any reasonable expense incurred by the Investor pursuant to the foregoing authorization; provided that nothing in this Section 15 shall be interpreted as excusing the Company from the performance of, or imposing any obligation on the Investor to cure or perform, any covenants or other promises of the Company with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Transaction Documents.

        16.   The Company (rather than the Investor) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral and the Company agrees to indemnify and hold harmless the Investor from and against any and all liability for such performance.

        17.   Upon the Company's failure to perform any of its duties hereunder, upon reasonable notice to the Company, the Investor may, but shall not be obligated to, perform any or all of such duties, without waiving any rights to enforce this Agreement, and the Company shall pay to the Investor, forthwith upon written demand therefor, an amount equal to the costs, expenses and reasonable fees incurred by the Investor in so doing plus interest thereon from the date such costs, expenses and reasonable fees are incurred until paid at the rate of interest applicable to the Obligations (or the applicable rates of interest if different rates of interest apply to different parts of the Obligations, as determined in accordance with the Purchase Agreement) as at the date of such demand and shall be payable by the Company upon demand and shall constitute and be included in Obligations secured under this Agreement.

        18.   The Company shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by the Purchase Agreement. The Company shall not make or permit to be made any transfer of the Collateral and the Company shall remain at all times in possession of the Collateral owned by it, except as permitted by the Purchase Agreement.

        19.   The Company will not, without the Investor's prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business or consistent with prudent business practices.

        20.   The Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, upon delivery of notice to the Company, with full power of substitution, to do any of the foregoing in the name of the Company whenever and wherever the Investor may consider it to be necessary or desirable for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Investor may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest. Upon the occurrence and during the continuance of an Event of Default, the Investor shall have the right, with full power of substitution either in the Investor's name or in the name of such Company, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Company on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any account debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Investor were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Investor to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Investor, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Investor shall be accountable only for amounts actually received as a result of the exercise of the powers granted to the Investor herein, and neither the Investor nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own negligence or willful misconduct.

        21.   The Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, with full power of substitution, to do any of the foregoing in the name of the Company, upon delivery of notice to the Company, whenever and wherever the Investor may consider it to be necessary or desirable for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Company on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Company at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Investor may, without waiving or releasing any obligation or liability of the Company hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Investor reasonably deems advisable. All sums disbursed by the Investor in connection with this Section 21, including reasonable fees of counsel, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Company to the Investor and shall be additional Obligations secured hereby.

        22.   If an Event of Default has occurred and is continuing, (a) the Investor may declare that all or any portion of the Obligations are immediately due and payable, at which time the Obligations shall, without prejudice to the other rights of the Investor and without presentment, demand or protest of any nature or kind, be due and payable in full and the Investor may proceed to enforce payment of the Obligations; (b) the Investor shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a secured party under the PPSA and other applicable legislation together with those remedies provided by this Agreement; (c) the Investor may take possession of the Collateral, enter upon any premises of the Company, otherwise enforce this Agreement and enforce any rights of the Company in respect of the Collateral by any manner permitted by law; (d) may use the Collateral in the manner and to the extent that the Investor may consider appropriate; (e) may hold, insure, repair, process, maintain, protect, preserve, prepare for disposition and dispose of the same; and (f) may require the Company to assemble the Collateral and deliver or make the Collateral available to the Investor at a reasonably convenient place designated by the Investor.

        23.   Upon the occurrence and during the continuance of an Event of Default, the Investor may (a) take proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver and manager) of the Collateral; or (b) may by appointment in writing appoint any person to be a receiver of the Collateral and may remove any receiver so appointed by the Investor and appoint another in its stead; and any such receiver appointed by instrument in writing shall, to the extent permitted by applicable law, have all of the rights, benefits and powers of the Investor hereunder or under the PPSA or otherwise and without limitation have the power (i) to take possession of the Collateral, (ii) to carry on all or any part or parts of the business of the Company, (iii) to borrow money required for the seizure, retaking, repossession, holding, insurance, repairing, processing, maintaining, protecting, preserving, preparing for disposition, disposition of the Collateral or for any other enforcement of this Agreement or for the carrying on of the business of the Company on the security of the Collateral in priority to the Security Interests created under this Agreement, and (iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, lease or other disposition either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that, if any such disposition involves deferred payment the Investor will not be accountable for and the Company will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received; and further provided that any such receiver shall be deemed the agent of the Company, and the Investor shall not be in any way responsible for any misconduct or negligence of any such receiver.

        24.   For the purpose of enabling the Investor to exercise rights and remedies hereunder (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell or grant options to purchase any Collateral) at such time as the Investor shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and only during the continuance of an Event of Default, the Company hereby grants to the Investor, (i) a nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to the Company), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by the Company and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) a license (without payment of rent or other compensation to the Company) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by the Company.

        25.   The Investor shall apply the cash proceeds of any action taken by it pursuant to this Agreement, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Investor hereunder, including reasonable fees and disbursements of legal counsel, to the payment in whole or in part of the Obligations, as set forth in the Purchase Agreement, and only after such application and after the payment by the Investor of any other amount required by any requirement of law, need the Investor account for the surplus, if any, to the Company All such expenses and all amounts borrowed on the security of the Collateral under Section 23(b)(iii) above shall bear interest at the rate of interest applicable to the Obligations (or the applicable rates of interest if different rates of interest apply to different parts of the Obligations, as determined in accordance with the Purchase Agreement) as at the date of such demand and shall be added to the Obligations secured under this Agreement. If the proceeds from the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the expenses incurred by the Investor or any other person in relation to the enforcement hereof, the Company shall be liable to pay any deficiency to the Investor on demand.

        26.

  (a)
  The Company covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Loan Party), fees, charges, expenses, fees of counsel and any other sum, obligation or liability owing by any other Loan Party to the Company, including any intercompany trade payables or royalty or licensing fees (collectively, the "Intercompany Obligations"), is subordinated, to the extent and in the manner provided in this Section 26, to the prior payment in full of all Secured Obligations (as defined under the security agreement dated December 11, 2007 between WHI and Investor) of such other Loan Party to the Investor (other than contingent indemnification obligations as to which no claim has been asserted) (the "Senior Obligations") and that the subordination is for the benefit of Investor, and Investor may enforce such provisions directly. Unless an Event of Default shall have occurred and be continuing, the Company may receive payments from any other Loan Party with respect to Intercompany Obligations.

  (b)
  The Company hereby (i) authorizes Investor to demand specific performance of the terms of this Section 26 at any time when the Company shall have failed to comply with any provisions of this Section 26 and (ii) irrevocably waives (to the maximum extent permitted by requirement of law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

  (c)
  Upon any distribution of assets of any Loan Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

  (i)
  Investor shall first be entitled to receive payment in full in cash of the Senior Obligations from one or more of the Loan Parties before the Company is entitled to receive any payment on account of the Intercompany Obligations.

  (ii)
  Any payment or distribution of assets of any other Loan Party of any kind or character, whether in cash, property or securities, to which the Company would be entitled except for the provisions of this Section 26(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Investor, to the extent reasonably necessary to make payment in full of all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefore to Investor.

  (iii)
  In the event that, notwithstanding the foregoing provisions of this Section 26(c), the Company receives any payment or distribution of assets of any other Loan Party of any kind or character, whether in cash, property or securities, on account of the Intercompany Obligations before all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Investor for application to the payment of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) until all of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to Investor.

  (d)
  No right of Investor or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

        27.   The Company agrees that:

  (a)
  the Investor may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Company and, upon an Event of Default that is continuing, debtors of the Company, sureties and others, and with the Collateral or other security as the Investor may see fit without prejudice to the liability of the Company and the rights of the Investor under this Agreement;

  (b)
  if the Company amalgamates with one or more corporations, the Obligations secured by this Agreement and the Security Interests shall continue and shall extend to the present and future undertaking, property and assets of the amalgamated corporation, as if the amalgamated corporation had executed this Agreement as the Company;

  (c)
  this Agreement and all security interests granted hereby shall terminate when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds;

  (d)
  nothing in this Agreement shall obligate the Investor to extend the time for payment or satisfaction of the Obligations;

  (e)
  if any Obligation is not paid when due, or upon any Event of Default, the Investor may, at its sole election, proceed directly and at once, without notice, against the Company and any Collateral to collect and recover the full amount of any Obligation then due, without first proceeding against any other Loan Party or any other Collateral and without first joining any other Loan Party in any proceeding;

  (f)
  any failure by the Investor to exercise any right, power or remedy in this Agreement shall not constitute a waiver thereof and no single or partial exercise by the Investor of any right, power or remedy shall preclude any other or further exercise thereof or of another right, power or remedy for the enforcement of this Agreement or the payment in full of the Obligations secured by this Agreement;

  (g)
  no amendment or waiver of or supplement to any provision of this Agreement shall in any event be effective unless it is in writing and signed by the Company and the Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

  (h)
  no waiver or act or omission of the Investor shall extend to or be taken in any manner whatsoever to affect any subsequent breach by the Company or the rights resulting therefrom;

  (i)
  all rights of the Investor under this Agreement shall be assignable in accordance with the Purchase Agreement and in any action brought by an assignee to enforce such rights, the

    Company shall not assert against the assignee any claim or defence which the Company now has or may hereafter have against the Investor;

  (j)
  all rights of the Investor under this Agreement shall enure to the benefit of their respective successors and assigns and all obligations of the Company under this Agreement shall bind the Company, its successors and permitted assigns;

  (k)
  this Agreement shall be governed in all respects by the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereby irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario in any suit, action or proceeding relating to this Agreement;

  (l)
  all notices required or permitted to be given under this Agreement shall be in writing and made and be deemed to have been received once given to the Company in accordance with the provisions of the Purchase Agreement;

  (m)
  value has been given by the Investor and that the Security Interests are intended to attach (a) with respect to the Collateral which is in existence as of the date hereof, upon execution of this Agreement, and (b) with respect to the Collateral which comes into existence after the date hereof, upon the Company acquiring any rights therein and in each case the parties do not intend to postpone the attachment of any Security Interest created by this Agreement;

  (n)
  any provision of this Agreement which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction;

  (o)
  in the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms of this Agreement, the provisions of the Purchase Agreement shall govern to the extent necessary to remove the conflict or inconsistency except for provisions in the Purchase Agreement which explicitly provide that in such cases the applicable provisions of the other Transaction Documents shall prevail in such cases, in which case the applicable provisions of this Agreement shall govern; and

  (p)
  the remedies under this Agreement may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights however created.

        28.   All rights of the Investor hereunder, the Security Interest in the Collateral and all obligations of the Company hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations or this Agreement (other than a defense of payment or performance).

        29.   In connection with any termination or release pursuant to Section 27(c) above, the Investor shall promptly execute and deliver to the Company all PPSA discharge statements and similar documents that the Company shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 29 shall be without recourse to or representation or warranty by the Investor. The Company shall reimburse the Investor upon demand for all reasonable costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 29.

        30.   Time shall be of the essence of this Agreement.

        31.   The Company acknowledges receipt of a copy of this Agreement.

        32.   This Agreement may be signed in counterparts (including counterparts signed by facsimile transmission or by electronic transmission in portable document format (PDF)) and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[signature page follows]

DATED as of the date first set forth above.

WORLD HEART CORPORATION
Per:	/s/ JAL S. JASSAWALLA Name: Title:
I have authority to bind the Company

SCHEDULE 1-A
NOTICE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY (CANADA)

        WHEREAS World Heart Corporation (the "Company") is the owner of the registered trade-marks and patents set forth in Exhibit A attached hereto (collectively, the "Intellectual Property");

        WHEREAS ABIOMED, Inc. (the "Investor") entered into a Canadian Security Agreement with the Company dated as of December 11, 2007 (the "Canadian Security Agreement") by which the Company granted to the Investor a security interest and lien in all of its property, including the Intellectual Property;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms and obligations set forth in the Canadian Security Agreement, the Company hereby confirms the granting of a security interest and lien in the Intellectual Property to the Investor.

        DATED:                                                           ,

WORLD HEART CORPORATION
Per:
Name: Title:
I/We have authority to bind the Company

SCHEDULE 4-B
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

        THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of                                    ,    ,         , is made by World Heart Corporation ("Company"), in favor of ABIOMED, Inc. (the "Investor").

W I T N E S S E T H:

        WHEREAS, pursuant to the Purchase Agreement, dated as of December 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among the Company, WHI and the Investor, the Investor has agreed to make a loan to the Company upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Company has agreed, pursuant to a Security Agreement dated as of December 11, 2007 herewith in favor of the Investor (the "Security Agreement"), to grant a security interest in all assets to the Investor to secure payment of the Obligations of the Company;

        NOW, THEREFORE, in consideration of the premises and to induce the Investor to enter into the Purchase Agreement and to make a loan to the Company thereunder, the Company hereby agrees with the Investor as follows:

        1.    Defined Terms.    Capitalized terms used herein without definition are used as defined in the Security Agreement.

        2.    Grant of Security Interest in Intellectual Property Collateral.    The Company, as collateral security for the prompt and complete payment and performance when due under the terms of the Note, of the Obligations, hereby mortgages, pledges and hypothecates to the Investor and grants to the Investor a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of the Company (the "Intellectual Property Collateral"):

          (a)    Copyrights.

              (i)  all of its Copyrights and all IP Licenses providing for the grant by or to the Company of any right under any Copyright, including, without limitation, those referred to on Schedule 1A hereto;

             (ii)  all renewals, reversions and extensions of the foregoing;

            (iii)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

          (b)    Patents.

              (i)  all of its Patents and all IP Licenses providing for the grant by or to the Company of any right under any Patent, including, without limitation, those referred to on Schedule 1B hereto;

             (ii)  all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

            (iii)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

          (c)    Trademarks.

              (i)  all of its Trademarks and all IP Licenses providing for the grant by or to the Company of any right under any Trademark, including, without limitation, those referred to on Schedule 1C hereto;

             (ii)  all renewals and extensions of the foregoing;

            (iii)  all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

            (iv)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in each case, with respect to Excluded Property.

        3.    Security Agreement.    The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the Investor pursuant to the Security Agreement and the Company hereby acknowledges and agrees that the rights and remedies of the Investor with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        4.    Company Remains Liable.    The Company hereby agrees that, anything herein to the contrary notwithstanding, the Company shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably necessary or desirable actions in connection with their Intellectual Property Collateral and IP Licenses subject to a security interest hereunder.

        5.    Counterparts.    This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

        6.    Governing Law.    This Intellectual Property Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

S-4-B-2

        IN WITNESS WHEREOF, the Company has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

WORLD HEART CORPORATION
By:
Name: Title:
ACCEPTED AND AGREED as of the date first above written:
ABIOMED, INC.
By:
Name: Title:

S-4-B-

Appendix D

SECURITY AGREEMENT
Dated as of December 11, 2007
between
WORLD HEART INC.
as Borrower,
and
ABIOMED, INC.

D-i

ARTICLE VI MISCELLANEOUS		D-17
Section 6.1	Reinstatement	D-17
Section 6.2	Release of Collateral	D-17
Section 6.3	Independent Obligations	D-17
Section 6.4	No Waiver by Course of Conduct	D-17
Section 6.5	Amendments in Writing	D-18
Section 6.6	Additional Pledged Collateral	D-18
Section 6.7	Notices	D-18
Section 6.8	Successors and Assigns	D-18
Section 6.9	Counterparts	D-18
Section 6.10	Severability	D-18
Section 6.11	Governing Law	D-18
Section 6.12	Jurisdiction.	D-18
Section 6.13	Waiver of Jury Trial	D-19
Section 6.14	Subordination	D-19
ANNEXES AND SCHEDULES
Annex 1	Form of Pledge Amendment
Annex 2	Form of Intellectual Property Security Agreement
Schedule 1	Filings
Schedule 2	Jurisdiction of Organization; Chief Executive Office
Schedule 3	Location of Inventory and Equipment
Schedule 4	Pledged Collateral
Schedule 5	Commercial Tort Claims
Schedule 6	Intellectual Property
Schedule 7	Governmental Licenses

D-ii

        THIS SECURITY AGREEMENT, dated as of December 11, 2007, by and between World Heart Inc., a Delaware corporation (the "Borrower"), and ABIOMED, Inc., a Delaware corporation (the "Lender"),

W I T N E S S E T H:

        WHEREAS, pursuant to the Note Purchase Agreement dated as of December 11, 2007 (as the same may be modified from time to time, the "Purchase Agreement"), among the Borrower, World Heart Corporation, a Canadian corporation (the "Parent"), and the Lender, the Lender has agreed to make a loan to the Borrower upon the terms and subject to the conditions set forth therein;

        WHEREAS, it is a condition precedent to the obligation of the Lender to make extensions of credit to the Borrower under the Purchase Agreement that the Borrower shall have executed and delivered this Agreement to the Lender;

        NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Purchase Agreement and to induce the Lender to make a loan to the Borrower thereunder, the Borrower hereby agrees with the Lender as follows:

ARTICLE I
DEFINED TERMS

        Section 1.1    Definitions.    (a) Capital terms used herein without definition are used as defined in the Purchase Agreement or the Note.

          (b)   The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): "account", "account debtor", "as-extracted collateral", "certificated security", "chattel paper", "commercial tort claim", "commodity contract", "deposit account", "electronic chattel paper", "equipment", "farm products", "fixture", "general intangible", "goods", "health-care-insurance receivable", "instruments", "inventory", "investment property", "letter-of-credit right", "proceeds", "record", "securities account", "security", "supporting obligation" and "tangible chattel paper".

  (c)
  The following terms shall have the following meanings:

          "Agreement" means this Security Agreement.

          "Applicable IP Office" means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

          "Capital Lease" means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any property (whether real, personal or mixed) by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

          "Cash Collateral Account" means a deposit account or securities account in the name of and under the sole control (as defined in the applicable UCC) of the Lender and (a) in the case of a deposit account, from which the Borrower may not make withdrawals during the occurrence and the continuation of an Event of Default except as permitted by the Lender and (b) in the case of a securities account, with respect to which the Lender shall be the entitlement holder and the only Person authorized to give entitlement orders with respect thereto.

          "Collateral" has the meaning specified in Section 2.1.

          "Constituent Documents" means, with respect to any Person, collectively and, in each case, together with any modification of any term thereof, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation of such Person, (b) the bylaws, operating agreement or joint venture agreement of such Person, (c) any other constitutive, organizational or governing document of such Person, whether or not equivalent, and (d) any other document setting forth the manner of election or duties of the directors, officers or managing members of such Person or the designation, amount or relative rights, limitations and preferences of any Stock of such Person.

          "Contractual Obligation" means, with respect to any Person, any provision of any Security issued by such Person or of any document or undertaking (other than a Transaction Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

          "Control Agreement" means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Lender, among the Lender, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Borrower, effective to grant "control" (as defined under the applicable UCC) over such account, entitlement or contract, to the Lender.

          "Controlled Securities Account" means each securities account or commodity account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets) that is the subject of an effective Control Agreement and that is maintained by the Borrower with a securities intermediary or commodity intermediary approved by the Lender (such approval not to be unreasonably withheld).

          "Copyrights" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations thereof and all applications therefor.

          "Excluded Property" means, collectively, (i) any permit or license of, or any Contractual Obligation, including without limitation, an IP License, entered into by, the Borrower (A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by the Borrower of a Lien on any right, title or interest in such permit, license or Contractual Obligation or any Stock or Stock Equivalent related thereto or (B) to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law or required consent is not obtained (and immediately upon the lapse, termination, unenforceability or ineffectiveness of any such prohibition or grant of such required consent, the Collateral shall include, and the Borrower shall be deemed to have automatically granted a security interest in, all such permits, licenses, Contractual Obligations or Stock or Stock Equivalents no longer subject to such prohibition or required consent), (iii) fixed or capital assets owned by the Borrower that is subject to a purchase money Lien or a Capital Lease if the Contractual Obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such equipment; (iv) any "intent to use" Trademark applications for which a statement of use has not been filed (but only until such statement is filed), (v) any Stock issued by a Foreign Subsidiary; provided, however, "Excluded Property" shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

          "Foreign Subsidiary" means any Subsidiary of Borrower that is not incorporated or organized under the laws of the United States of America, any state thereof or in the District of Columbia.

          "Intellectual Property" means all rights, title and interests in or relating to intellectual property and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses.

          "IP Ancillary Rights" means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

          "IP License" means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in, or relating to, any Intellectual Property except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Borrower's products or services.

          "Loan Party" means the Borrower, the Parent and any other borrower that may be added to the Purchase Agreement.

          "Material Intellectual Property" means any item of Intellectual Property that is owned by or licensed to the Borrower (other than any item of Intellectual Property which has an aggregate value of less than $25,000).

          "Obligations" means, with respect to the Borrower, all amounts, obligations, liabilities of every type and description owing by the Borrower to the Lender arising out of, under, or in connection with, the Note, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising, and including, without duplication, (a) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (b) all other fees, expenses (including reasonable fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to the Lender pursuant to the Note.

          "Patents" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to patents and applications therefor.

          "Permit" means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations in the nature of any of the foregoing with, any Governmental Authority, in each case whether or not having the force of law, and applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Pledged Certificated Stock" means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by the Borrower, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Stock and Stock Equivalents listed on Schedule 4. Pledged Certificated Stock excludes any Excluded Property.

          "Pledged Collateral" means, collectively, the Pledged Stock and the Pledged Debt Instruments.

          "Pledged Debt Instruments" means all right, title and interest of the Borrower in instruments evidencing any Debt owed to the Borrower or other obligations, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Debt described on Schedule 4 issued by the obligors named therein.

          "Pledged Investment Property" means any investment property of the Borrower, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments.

          "Pledged Stock" means all Pledged Certificated Stock and all Pledged Uncertificated Stock.

          "Pledged Uncertificated Stock" means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of the Borrower as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of the Borrower in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 4, to the extent such interests are not certificated. Pledged Uncertificated Stock excludes any Excluded Property.

          "Requirements of Law" means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each which have the force of law, and that are binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Sale and Leaseback Transaction" means, with respect to any Person (the "obligor"), any Contractual Obligation or other arrangement with any other Person (the "counterparty") consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be Sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease.

          "Software" means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

          "Stock" means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

          "Stock Equivalents" means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

          "Trademarks" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations thereof and all applications therefor.

          "Trade Secrets" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trade secrets.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Requirement of Law, any of the attachment, perfection or priority of the Lender's security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

          "Vehicles" means all vehicles covered by a certificate of title law of any state.

        Section 1.2    Certain Other Terms.    (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The terms "herein", "hereof" and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement. Where the context requires, provisions relating to any Collateral when used in relation to the Borrower shall refer to the Borrower's Collateral or any relevant part thereof.

          (b)   The term "payment in full" or "paid in full" with respect to the Secured Obligations means upon (A) payment and satisfaction in full of the Note and all other Obligations of the Borrower that are then due and payable and (B) deposit of cash collateral with respect to all contingent Obligations of the Borrower (in each case, other than contingent indemnification obligations as to which no claim has been asserted).

ARTICLE II
GRANT OF SECURITY INTEREST

        Section 2.1    Collateral.    For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

          (a)   all accounts, chattel paper, deposit accounts, documents (as defined in the UCC), equipment, general intangibles, instruments, inventory, investment property and any supporting obligations related thereto (including any Pledged Collateral);

          (b)   the commercial tort claims described on Schedule 5 and on any supplement thereto received by the Lender pursuant to Section 4.9;

          (c)   all books and records pertaining to the other property described in this Section 2.1;

          (d)   all property of the Borrower held by the Lender, including all property of every description, in the custody of or in transit to the Lender for any purpose, including safekeeping, collection or pledge, for the account of the Borrower or as to which the Borrower may have any right or power, including but not limited to cash;

          (e)   all other goods (including but not limited to fixtures) and personal property of the Borrower, whether tangible or intangible and wherever located; and

          (f)    to the extent not otherwise included, all proceeds of the foregoing; provided, however, that "Collateral" shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall automatically be deemed at all times from and after the date hereof to constitute Collateral.

        Section 2.2    Grant of Security Interest in Collateral.    The Borrower, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of the Borrower (the "Secured Obligations"), hereby mortgages, pledges and hypothecates to the Lender and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Borrower.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        To induce the Lender to enter into the Note, the Borrower hereby represents and warrants each of the following to the Lender as of the Closing Date:

        Section 3.1    Title; No Other Liens.    Except for the Lien granted to the Lender pursuant to this Agreement and other Permitted Liens, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. The Borrower (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien, other than Permitted Liens.

        Section 3.2    Perfection and Priority.    The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Lender in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 1 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Lender in completed and duly authorized form), (ii) with respect to any deposit account, the execution of Control Agreements, (iii) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a Contractual Obligation granting control to the Lender over such letter-of-credit rights, (v) in the case of electronic chattel paper, the completion of all steps reasonably necessary to grant control to the Lender over such electronic chattel paper and (vi) in the case of Vehicles, the actions required under Section 4.1(e). Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over the Lender's Lien by operation of law or unless otherwise permitted by any Transaction Document upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the Lender of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Lender or in blank, (ii) in the case of all Pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to the Lender of such instruments and tangible chattel paper. Except as set forth in this Section 3.2, all actions reasonably requested by Lender of the Borrower that are reasonably necessary or desirable to perfect the Lien granted hereunder on the Collateral have been duly taken.

        Section 3.3    Jurisdiction of Organization; Chief Executive Office.    The Borrower's (a) jurisdiction of organization or formation, (b) exact legal name (as it appears in the Borrower's Constituent Documents), (c) organizational identification number, if any, issued by the jurisdiction of organization or formation, (d) type of organization, (e) Federal Taxpayer Identification Number, (f) (g) location of its chief executive office or sole place of business, (h) legal name, jurisdiction of organization or formation, location of chief executive office, or organizational structure (including by merger or consolidation with any other Person) if different than otherwise provided in this Section 3.3 within the prior five (5)-year period, and (i) assets acquired from any other Person (other than Inventory and Equipment in the ordinary course from persons in the business of selling such goods), in each case as of the date hereof, is specified on Schedule 2.

        Section 3.4    Locations of Inventory, Equipment and Books and Records.    On the date hereof, the Borrower's inventory and equipment having a value in excess of $25,000 (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) and books and records concerning the Collateral are kept at the locations listed on Schedule 3; provided, however, that Borrower's inventory and equipment that is kept at other locations (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) does not have a value in the aggregate in excess of $150,000 (Borrower's inventory and equipment not required to be kept at such locations is referred to herein as "Immaterial Goods").

        Section 3.5    Pledged Collateral.    (a) The Pledged Stock pledged by the Borrower hereunder (a) is listed on Schedule 4 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 4, (b) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships) and (c) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles relating to enforceability.

          (b)   As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates, which are listed on Schedule 4, has been delivered to the Lender in accordance with Section 4.3(a).

          (c)   Upon the occurrence and during the continuance of an Event of Default, the Lender shall be entitled to exercise all of the rights of the Borrower in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as the Borrower and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of the Borrower, the Borrower shall, by operation of law, cease to be a holder of such Pledged Stock.

        Section 3.6    Instruments and Tangible Chattel Paper Formerly Accounts.    No amount payable to the Borrower under or in connection with any account is evidenced by any instrument or tangible chattel paper that has not been delivered to the Lender, properly endorsed for transfer, to the extent delivery is required by Section 4.6(a).

        Section 3.7    Intellectual Property.    Schedule 6 sets forth a true and complete list of the following Intellectual Property the Borrower owns, licenses from an other Person or otherwise has the right to use: (i) Intellectual Property that is registered or subject to applications for registration, (ii) Internet domain names and (iii) Material Intellectual Property and material Software, separately identifying that which is owned by the Borrower and that which is licensed to the Borrower by an other Person, and including for each of the foregoing, items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered, or in which an application for registration has been filed, or in which such Intellectual Property otherwise arises, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by the Borrower to any third Person with respect thereto, except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Borrower's products or services.

        Section 3.8    Commercial Tort Claims.    The only commercial tort claims of the Borrower existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such commercial tort claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 5, which sets forth such information separately for the Borrower.

        Section 3.9    Specific Collateral.    None of the Collateral is, or is proceeds or products of, farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

        Section 3.10    Enforcement.    No Permit, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Lender of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally or any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral.

        Section 3.11    Promissory Notes and Debt Securities.    Schedule 4 hereto sets forth a list of all promissory notes and debt securities payable or due to the Borrower by or from any other Person that will not be repaid on the Closing Date.

        Section 3.12    Governmental Licenses.    Schedule 7 hereto sets forth a description of each material license of the Borrower from a Governmental Authority which is reasonably necessary to the conduct of the business of the Borrower as conducted on the date hereof.

ARTICLE IV
COVENANTS

        The Borrower agrees with the Lender to the following, as long as any Obligation or Commitment remains outstanding:

        Section 4.1    Maintenance of Perfected Security Interest; Further Documentation and Consents.    (a) Generally. The Borrower shall (i) not use or permit any Collateral to be used unlawfully or in violation of any provision of any Transaction Document, any Requirement of Law or any policy of insurance covering the Collateral and (ii) not enter into any Contractual Obligation or undertaking restricting the right or ability of the Borrower or the Lender to Sell any Collateral.

          (b)   The Borrower shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

          (c)   The Borrower shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as the Lender may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Lender.

          (d)   At any time and from time to time after the date hereof, upon the written reasonable request of the Lender, the Borrower shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as the Lender may reasonably request, including (A) using its commercially reasonable efforts to secure all approvals reasonably necessary or appropriate for the assignment to or for the benefit of the Lender of any Contractual Obligation, including any IP License, held by the Borrower and to enforce the security interests granted hereunder, (B) executing and delivering any Control Agreements with respect to deposit accounts and securities accounts and (C) arranging for the Lender's first priority security interest to be noted on the certificate of title of each Vehicle and shall file any other necessary documentation in each jurisdiction that the Lender shall deem reasonably advisable to perfect its security interests in any Vehicle; provided that no additional action to perfect shall be required with respect to any Vehicle having a fair market value of less than $10,000.

          (e)   Within 45 days after the end of any fiscal quarter, Borrower shall provide notification to Lender of any change to the locations set forth on Schedule 3 during such fiscal quarter of its inventory and equipment other than Immaterial Goods.

        Section 4.2    Changes in Locations, Name, Etc.    Except upon 10 days' prior written notice to the Lender and delivery to the Lender of all documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein, the Borrower shall not do any of the following:

              (i)  change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3; or

             (ii)  change its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

        Section 4.3    Pledged Collateral.    (a) Delivery of Pledged Collateral. The Borrower shall (i) deliver to the Lender, in suitable form for transfer and in form and substance reasonably satisfactory to the Lender, (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments and (C) all certificates and instruments evidencing Pledged Investment Property and (ii) maintain all other Pledged Investment Property in a Controlled Securities Account.

          (b)    Event of Default.    During the continuance of an Event of Default, the Lender shall have the right, at any time in its discretion and without notice to the Borrower, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

          (c)    Cash Distributions with respect to Pledged Collateral.    Except as provided in Article V, the Borrower shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

          (d)    Voting Rights.    Except as provided in Article V, the Borrower shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by the Borrower that would impair the Collateral or be inconsistent with or result in any violation of any provision of any Transaction Document.

        Section 4.4    Accounts.    (a) The Borrower shall not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any account, (ii) compromise or settle any account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any account, (iv) allow any credit or discount on any account or (v) amend, supplement or modify any account in any manner that could adversely affect the value thereof.

          (b)   Upon the occurrence and during the continuation of an Event of Default, the Lender shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Lender may reasonably require in connection therewith. At any time and from time to time, upon the Lender's reasonable request, the Borrower shall cause independent public accountants or others reasonably satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the accounts.

        Section 4.5    Commodity Contracts    [Intentionally Omitted.]

        Section 4.6    Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.    (a) If any amount payable under or in connection with any Collateral owned by the Borrower shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 4.3(a) and in the possession of the Lender, the Borrower shall mark all such instruments and tangible chattel paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of ABIOMED, Inc." and, at the reasonable request of the Lender, shall immediately deliver such instrument or tangible chattel paper to the Lender, duly indorsed in a manner reasonably satisfactory to the Lender.

          (b)   The Borrower shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any investment property that constitutes Collateral to any Person other than the Lender.

          (c)   If the Borrower is or becomes the beneficiary of a letter of credit in excess of $10,000 that is not a supporting obligation of any Collateral, the Borrower shall promptly, and in any event within 10 Business Days after becoming a beneficiary, notify the Lender thereof and, upon the request of Lender, enter into a Contractual Obligation with the Lender, the issuer of such letter of credit or any nominated person with respect to the letter-of-credit rights under such letter of credit. Such Contractual Obligation shall assign such letter-of-credit rights to the Lender and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC). Such Contractual Obligation shall also direct all payments thereunder to a Cash Collateral Account. The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Lender.

          (d)   If any amount payable under or in connection with any Collateral owned by the Borrower shall be or become evidenced by electronic chattel paper, the Borrower shall take all steps reasonably necessary to grant the Lender control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

        Section 4.7    Intellectual Property.    (a) Within 45 days after the end of any fiscal quarter, Borrower shall provide notification to Lender of any material change to Schedule 6 for the Borrower during such fiscal quarter, and following the request of Lender, Borrower shall provide to Lender, the short-form intellectual property agreements and assignments as described in this Section 4.7 and other documents that the Lender reasonably requests with respect thereto.

          (b)   The Borrower shall use commercially reasonable efforts (and shall use commercially reasonable efforts to cause all its licensees (i) (1) to continue to use each material Trademark in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) to use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (3) not to intentionally adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such other Trademark pursuant to this Agreement and (ii) not to intentionally or recklessly do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) is reasonably likely to become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property is reasonably likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Intellectual Property is reasonably likely to become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is

  Intellectual Property is reasonably likely to become publicly available or otherwise unprotectable; in each case. Nothing in this Section 4.7(b) is intended to prevent the Borrower from abandoning, forfeiting, or ceasing to maintain any Trademark, Patent, Copyright or Trade Secret that does not constitute Material Intellectual Property, if: (i) the Borrower reasonably believes in good faith, that the preservation of such Trademark, Patent, Copyright or Trade Secret is no longer in the best interests of the Borrower (for example, the cost of preservation outweighs the utility or value of such item of Intellectual Property); and (ii) the failure to preserve such Trademark, Patent, Copyright or Trade Secret has no material impact on the value and scope of the Material Intellectual Property; provided that the Lender shall have consented to any intentional failure by Borrower to preserve such Trademark, Patent, Copyright or Trade Secret upon at least 10 day's prior written notice from the Borrower, such consent not to be unreasonably withheld.

          (c)   The Borrower shall notify the Lender promptly if it knows that any application or registration relating to any Intellectual Property is likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any materially adverse determination or development regarding the validity or enforceability or the Borrower's ownership of, interest in, right to use, register, own or maintain any such Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office). The Borrower shall take all commercially reasonable actions that are necessary or reasonably requested by the Lender to maintain and pursue each material application (and to obtain the relevant registration or recordation) and subject to the last sentence of Section 4.7(b), to maintain each material registration and recordation provided however, that if the Borrower reasonably determines in good faith that any application or registration of any item of Intellectual Property is more than likely to fail and that incurring additional expense in connection with such application or registration is not in the Borrower's best interest, the Borrower may abandon such application or registration; provided, however, that the Borrower shall give the Lender at least 10 days' prior written notice prior to any intentional abandonment of such application or registration and shall take any action requested by the Lender at Lender's expense.

          (d)   The Borrower shall not knowingly do any act or omit to do any act to infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property of any other Person. In the event that any Intellectual Property of the Borrower is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, the Borrower shall take such action as it reasonably deems appropriate under the circumstances in response thereto, which may include, bringing suit and recovering all damages therefor, if the Borrower reasonably determines that bringing such suit is in the best interest of protecting the Borrower's Intellectual Property, taking into account the nature and extent of the infringements or impairment in question.

          (e)   Upon request of Lender, the Borrower shall execute and deliver to the Lender in form and substance reasonably acceptable to the Lender and suitable for filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 2 for all Copyrights, Trademarks, Patents and IP Licenses of the Borrower.

        Section 4.8    Notices.    The Borrower shall promptly notify the Lender in writing of its acquisition of any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

        Section 4.9    Notice of Commercial Tort Claims.    The Borrower agrees that, if it shall acquire any interest in any commercial tort claim with an aggregate value in excess of $10,000 (whether from another Person or because such commercial tort claim shall have come into existence), (i) the Borrower shall, promptly upon such acquisition, deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 5 containing a specific description of such commercial tort claim,

(ii) Section 2.1 shall apply to such commercial tort claim and (iii) the Borrower shall execute and deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, any document, and take all other action, deemed by the Lender to be reasonably necessary or appropriate for the Lender to obtain a perfected security interest having at least the priority set forth in Section 3.2 in all such commercial tort claims. Any supplement to Schedule 5 delivered pursuant to this Section 4.9 shall, after the receipt thereof by the Lender, become part of Schedule 5 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

        Section 4.10    Maintenance of Property.    The Borrower shall maintain and preserve (a) in good working order and condition all of its property necessary in the conduct of its business and (b) all rights, permits, licenses, approvals and privileges (including all Permits and its registered Intellectual Property) necessary, used or useful in the conduct of its business (whether for the ownership, lease, sublease or other operation or occupation of property or otherwise), and shall make all necessary or appropriate filings with, and give all required notices to, Governmental Authorities; provided, however, that Borrower may dispose of obsolete, worn out or surplus property in the ordinary course of business and obsolete Intellectual Property as set forth in Section 4.7(b).

        Section 4.11    Maintenance of Insurance.    The Borrower shall (a) maintain or cause to be maintained in full force and effect all policies of insurance of any kind with respect to its property and business with recognized financial responsibility insurance companies or associations that are prudent and customary in the businesses in which Borrower and the Subsidiaries are engaged and (b) no later than January 15, 2008 cause all such insurance relating to any property or business of the Borrower to name the Lender as additional insured or loss payee, as appropriate (except in the case of director and officer liability policies, employee fidelity policies, workers compensation policies, employee health and welfare policies, kidnap and ransom policies, theft policies, terrorism or similar policies) and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 15 days' notice thereof to the Lender.

ARTICLE V
REMEDIAL PROVISIONS

        Section 5.1    Code and Other Remedies.    (a) UCC Remedies. During the existence and continuance of an Event of Default, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.

          (b)    Disposition of Collateral.    Without limiting the generality of the foregoing, the Lender may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the existence and continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving the Borrower or any other Person notice or opportunity for a hearing on the Lender's claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Sell, grant an option or options to purchase and deliver any Collateral (enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Requirements of Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Borrower, which right or equity is hereby waived and released.

          (c)    Management of the Collateral.    The Borrower further agrees, that, during the existence and continuance of any Event of Default, (i) at the Lender's request, it shall assemble the Collateral and make it available to the Lender at places that the Lender shall reasonably select, whether at the Borrower's premises or elsewhere, (ii) without limiting the foregoing, the Lender also has the right to require that the Borrower store and keep any Collateral pending further action by the Lender and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Lender is able to Sell any Collateral, the Lender shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Lender and (iv) the Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Lender's remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Lender shall not have any obligation to the Borrower to maintain or preserve the rights of the Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of the Lender.

          (d)    Application of Proceeds.    The Lender shall apply the cash proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Purchase Agreement, and only after such application and after the payment by the Lender of any other amount required by any Requirement of Law, need the Lender account for the surplus, if any, to the Borrower.

          (d)    (e)    Direct Obligation.    The Lender shall not be required to make any demand upon, or pursue or exhaust any right or remedy against, the Borrower or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Lender under any Transaction Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (f)    Commercially Reasonable.    To the extent that applicable Requirements of Law impose duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender to do any of the following:

              (i)  fail to incur significant costs, expenses or other liabilities reasonably deemed as such by the Lender to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

             (ii)  fail to obtain Permits, or other consents, for access to any Collateral to Sell or for the collection or Sale of any Collateral, or, if not required by other Requirements of Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

            (iii)  fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

            (iv)  advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring any such Collateral;

             (v)  exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Lender, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

            (vi)  dispose of assets in wholesale rather than retail markets;

           (vii)  disclaim disposition warranties, such as title, possession or quiet enjoyment; or

          (viii)  purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of any Collateral or to provide to the Lender a guaranteed return from the collection or disposition of any Collateral.

The Borrower acknowledges that the purpose of this Section 5.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 5.1. Without limitation upon the foregoing, nothing contained in this Section 5.1 shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section 5.1.

          (g)    IP Licenses and Real Property Licenses.    For the purpose of enabling the Lender to exercise rights and remedies under this Section 5.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, Sell or grant options to purchase any Collateral) at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and during the continuance of an Event of Default, the Borrower hereby grants to the Lender, (i) a nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to the Borrower), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by the Borrower and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) a license (without payment of rent or other compensation to the Borrower) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by the Borrower.

        Section 5.2    Accounts and Payments in Respect of General Intangibles.    (a) In addition to, and not in substitution for, any similar requirement in the Purchase Agreement, if required by the Lender at any time during the existence and continuance of a Default or an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by the Borrower, shall be promptly (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Lender, in a Cash Collateral Account, subject to withdrawal by the Lender as provided in Section 5.4. Until so turned over, such payment shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower. Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b)   At any time during the existence and continuance of an Event of Default:

              (i)  the Borrower shall, upon the Lender's request, deliver to the Lender all original and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Lender and that payments in respect thereof shall be made directly to the Lender; and

             (ii)  the Lender may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of the Borrower to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Lender's satisfaction the existence, amount and terms of any account or amounts due under any general intangible. In addition, the Lender may at any time enforce the Borrower's rights against such account debtors and obligors of general intangibles.

          (c)   Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall have no obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Transaction Document or the receipt by Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any obligation of the Borrower under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

        Section 5.3    Pledged Collateral.    (a) Voting Rights. During the existence and continuance of an Event of Default, upon notice by the Lender to the Borrower, the Lender or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it; provided, however, that the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b)    Proxies.    In order to permit the Lender to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) the Borrower shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, the Borrower hereby grants to the Lender an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c)    Authorization of Issuers.    The Borrower hereby expressly irrevocably authorizes and instructs, without any further instructions from the Borrower, each issuer of any Pledged Collateral pledged hereunder by the Borrower to (i) comply with any instruction received by it from the Lender in writing that states that an Event of Default exists and is continuing and is otherwise in accordance with the terms of this Agreement and the Borrower agrees that such issuer shall be fully protected from liability to the Borrower in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Lender.

        Section 5.4    Proceeds to be Turned over to and Held by Lender.    During the existence and continuance of an Event of Default and unless otherwise expressly provided in the Purchase Agreement, the Note or this Security Agreement, all proceeds of any Collateral received by the Borrower hereunder in cash or cash equivalents shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, promptly upon receipt by the Borrower, be turned over to the Lender in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by the Lender in cash or cash equivalents shall be held by the Lender in a Cash Collateral Account. All proceeds being held by the Lender in a Cash Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Purchase Agreement.

        Section 5.5    Registration Rights.    During the existence and continuance of an Event of Default (a) if, in the opinion of the Lender, it is reasonably necessary or advisable to Sell any portion of the Pledged Collateral by registering such Pledged Collateral under the provisions of the Securities Act of 1933 (the "Securities Act"), Borrower shall cause the issuer thereof to do or cause to be done all acts as may be, in the opinion of the Lender, reasonably necessary or advisable to register such Pledged Collateral or that portion thereof to be Sold under the provisions of the Securities Act, all as directed by the Lender in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and in compliance with the securities or "Blue Sky" laws of any jurisdiction that the Lender shall designate.

          (b)   The Borrower recognizes that the Lender may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

          (c)   The Borrower agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all applicable Requirements of Law. The Borrower further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Purchase Agreement.

        Section 5.6    Deficiency.    The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Lender to collect such deficiency.

ARTICLE VI
MISCELLANEOUS

        Section 6.1    Reinstatement.    The Borrower agrees that, if any payment made by the Borrower or any other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by the Lender to the Borrower, its estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any Lien or other Collateral securing the Borrower's liability hereunder shall have been released or terminated by virtue of the foregoing, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any the Borrower in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

        Section 6.2    Release of Collateral.    The Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and the Borrower hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower upon payment in full of the Note and all other Secured Obligations. The Borrower is hereby authorized to file UCC amendments at such time evidencing the termination of the Liens so released. At the request of the Borrower following any such termination, the Lender shall promptly deliver to the Borrower any Collateral of the Borrower held by the Lender hereunder and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

        Section 6.3    Independent Obligations.    Upon any Event of Default, the Lender may, at its sole election, proceed directly and at once, without notice, against the Borrower and any Collateral to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any other Loan Party or any other Collateral and without first joining any other Loan Party in any proceeding.

        Section 6.4    No Waiver by Course of Conduct.    The Lender shall not by any act (except by a written instrument pursuant to Section 6.5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.

No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Lender would otherwise have on any future occasion.

        Section 6.5    Amendments in Writing.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 7.4 of the Purchase Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments, in substantially the form of Annex 1, in each case duly executed by the Lender and the Borrower.

        Section 6.6    Additional Pledged Collateral.    To the extent any Pledged Collateral has not been delivered as of the Closing Date, the Borrower shall deliver a duly executed pledge amendment in substantially the form of Annex 1 (each, a "Pledge Amendment"). The Borrower authorizes the Lender to attach each Pledge Amendment to this Agreement.

        Section 6.7    Notices.    All notices, requests and demands to or upon the Lender or the Borrower hereunder shall be effected in the manner provided for in Section 7.3 of the Purchase Agreement; provided, however, that any such notice, request or demand to or upon the Borrower shall be addressed to the Borrower's notice address set forth in such Section 7.3 of the Purchase Agreement.

        Section 6.8    Successors and Assigns.    This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns; provided, however, that the Borrower may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender; provided, however, that no consent is required in the event of an acquisition of Borrower by another Person whether by merger or through a sale of substantially all of Borrower's assets.

        Section 6.9    Counterparts.    This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

        Section 6.10    Severability.    Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.

        Section 6.11    Governing Law.    This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        Section 6.12    Jurisdiction.

          (a)    Submission to Jurisdiction.    Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

          (b)    Service of Process.    The Borrower hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the Borrower specified in Section 7.3 of the Purchase Agreement (and shall be effective when such mailing shall be effective, as provided therein). The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c)    Non-Exclusive Jurisdiction.    Nothing contained in this Section 6.12 shall affect the right of the Lender or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

        Section 6.13    Waiver of Jury Trial.    Each party hereto hereby irrevocably waives trial by jury in any suit, action or proceeding with respect to, or directly or indirectly arising out of, under or in connection with, any Transaction Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (A) certifies that no other party and no Related Person of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into this agreement by the mutual waivers and certifications in this Section 6.13.

        Section 6.14    Subordination.

          (a)   The Borrower covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Loan Party), fees, charges, expenses, attorneys' fees and any other sum, obligation or liability owing by any other Loan Party to the Borrower, including any intercompany trade payables or royalty or licensing fees (collectively, the "Intercompany Obligations"), is subordinated, to the extent and in the manner provided in this Section 6.14, to the prior payment in full of all Obligations (as defined under the security agreement dated December 11, 2007 between Parent and Investor) of such other Loan Party to the Investor (other than contingent indemnification obligations as to which no claim has been asserted) (the "Senior Obligations") and that the subordination is for the benefit of Lender, and Lender may enforce such provisions directly. Unless an Event of Default shall have occurred and be continuing, each Loan Party may make payments with respect to Intercompany Obligations.

          (b)   The Borrower executing this Agreement hereby (i) authorizes Lender to demand specific performance of the terms of this Section 6.14, at any time when the Borrower shall have failed to comply with any provisions of this Section 6.14 which are applicable to it and (ii) irrevocably waives (to the maximum extent permitted by Requirement of Law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          (c)   Upon any distribution of assets of any Loan Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

              (i)  Lender shall first be entitled to receive payment in full in cash of the Senior Obligations from one or more of the Loan Parties before the Borrower is entitled to receive any payment on account of the Intercompany Obligations.

             (ii)  Any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which any other Loan Party would be entitled except for the provisions of this Section 8.14(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Lender, to the extent reasonably necessary to make payment in full of all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefore to Lender.

            (iii)  In the event that, notwithstanding the foregoing provisions of this Section 6.14(c), the Borrower receives any payment or distribution of assets of any other Loan Party of any kind or character, whether in cash, property or securities, shall be received by any other Loan Party on account of the Intercompany Obligations before all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Lender for application to the payment of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) until all of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to Lender.

          (d)   No right of Lender or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER
WORLD HEART INC.
By:	/s/ JAL S. JASSAWALLA Name: Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ACCEPTED AND AGREED as of the date first above written:
ABIOMED, INC.
By:	/s/ MICHAEL MINOGUE
Name: Michael Minogue Title: CEO

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX 1
TO
SECURITY AGREEMENT(1)

FORM OF PLEDGE AMENDMENT

        This PLEDGE AMENDMENT, dated as of                                    , 20        , is delivered pursuant to Section 6.6 of the Security Agreement, dated as of December 11, 2007, by World Heart Inc. (the "Borrower"), to ABIOMED, INC. (the "Lender") pursuant to the Security Agreement between the Borrower and the Lender (the "Security Agreement"). Capitalized terms used herein without definition are used as defined in the Security Agreement.

        The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all of the Obligations of the Borrower.

World Heart Inc.
By:	Name: Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

Annex 1-A

PLEDGED STOCK

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

PLEDGED DEBT INSTRUMENTS

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ACKNOWLEDGED AND AGREED as of the date first above written:
ABIOMED, INC.
By:
Name: Title:

        [SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX 2
TO
SECURITY AGREEMENT

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

        THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of                                    ,                         , is made by World Heart Inc.("Borrower"), in favor of ABIOMED, Inc. (the "Lender").

W I T N E S S E T H:

        WHEREAS, pursuant to the Purchase Agreement, dated as of December 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among the Borrower, the Parent and the Lender, the Lender has agreed to make a loan to the Borrower upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Borrower has agreed, pursuant to a Security Agreement dated as of December 11, 2007 herewith in favor of the Lender (the "Security Agreement"), to grant a security interest in all assets to the Lender to secure payment of the Obligations of the Borrower;

        NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Purchase Agreement and to make a loan to the Borrower thereunder, the Borrower hereby agrees with the Lender as follows:

        Section 1.    Defined Terms.    Capitalized terms used herein without definition are used as defined in the Security Agreement.

        Section 2.    Grant of Security Interest in Intellectual Property Collateral.    The Borrower, as collateral security for the prompt and complete payment and performance when due under the terms of the Note, of the Secured Obligations, hereby mortgages, pledges and hypothecates to the Lender and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of the Borrower (the "Intellectual Property Collateral"):

          (a)    Copyrights.

              (i)  all of its Copyrights and all IP Licenses providing for the grant by or to the Borrower of any right under any Copyright, including, without limitation, those referred to on Schedule 1A hereto;

             (ii)  all renewals, reversions and extensions of the foregoing;

            (iii)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in each case, with respect to Excluded Property.

          (b)    Patents.

              (i)  all of its Patents and all IP Licenses providing for the grant by or to the Borrower of any right under any Patent, including, without limitation, those referred to on Schedule 1B hereto;

             (ii)  all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

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            (iii)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in each case, with respect to Excluded Property.

          (c)    Trademarks.

              (i)  all of its Trademarks and all IP Licenses providing for the grant by or to the Borrower of any right under any Trademark, including, without limitation, those referred to on Schedule 1C hereto;

             (ii)  all renewals and extensions of the foregoing;

            (iii)  all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

            (iv)  all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in each case, with respect to Excluded Property.

        Section 3.    Security Agreement.    The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the Lender pursuant to the Security Agreement and the Borrower hereby acknowledges and agrees that the rights and remedies of the Lender with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        Section 4.    Borrower Remains Liable.    The Borrower hereby agrees that, anything herein to the contrary notwithstanding, the Borrower shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably necessary or desirable actions in connection with their Intellectual Property Collateral and IP Licenses subject to a security interest hereunder.

        Section 5.    Counterparts.    This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

        Section 6.    Governing Law.    This Intellectual Property Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        [SIGNATURE PAGES FOLLOW]

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        IN WITNESS WHEREOF, the Borrower has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

WORLD HEART INC.
By:	Name: Title:
ACCEPTED AND AGREED as of the date first above written:
ABIOMED, INC.
By:
Name: Title:

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Appendix E

CLINICAL AND MARKETING SUPPORT SERVICES AGREEMENT
CONFIDENTIAL

        This Clinical and Marketing Support Services Agreement (this "Agreement") is made and entered into as of this 11th day of December, 2007 (the "Effective Date") among ABIOMED, Inc., a Delaware corporation ("Abiomed"), World Heart Corporation, an Ontario corporation ("WHC") and World Heart Inc., a Delaware corporation ("WHI"). Abiomed, WHC and WHI shall each, at times, be referenced herein individually as a "Party" and together as the "Parties".

WITNESSETH:

        WHEREAS, simultaneously with the execution and delivery of this Agreement, WHC, WHI and Abiomed are entering into a Note Purchase Agreement (the "Purchase Agreement") through which Abiomed is purchasing an 8% secured convertible promissory note issued by WHC and WHI (the "Note") and a warrant to purchase shares of the common stock of WHC (the "Warrant"); and

        WHEREAS, in partial consideration for the Warrant, Abiomed wishes to make available and WHC wishes to have available, certain clinical and marketing support services to be provided by Abiomed to WHC and WHI;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
DEFINITIONS.

        1.1.    Definitions.    In addition to other terms specifically defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement and (b) the following terms shall have the meanings indicated in this Section 1.1:

        "Abiomed" has the meaning set forth in the preamble.

        "Abiomed Default" has the meaning set forth in Section 7.1(a).

        "Abiomed Services" means the Marketing Support Services and Clinical Support Services provided under this Agreement.

        "Affiliate" means any Person who, directly or indirectly controls, is under common control with, or is controlled by, another Person, whether directly or indirectly through one or more intermediaries. For the purposes of this definition, "control" and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

        "Agreement" has the meaning set forth in the preamble.

        "Assign" and "Assignment" have the meanings set forth in Section 9.2.

        "Clinical Statement of Work" has the meaning set forth in Section 3.2.

        "Clinical Support Services" has the meaning set forth in Section 3.2.

        "Confidential Information" shall mean all trade secrets and confidential or proprietary information owned, possessed or used by a Disclosing Party hereunder (whether in written, oral, graphical, machine-readable or other form) that is disclosed to a Receiving Party hereunder or to which the Receiving Party has access, including, without limitation, all such information concerning the Disclosing Party's applications, concepts, developments, devices, designs, disclosures, discoveries, formulae, ideas, improvements, inventions, know-how, materials formulations, methods, processes, products, research results, specifications, systems, technical data, any and all clinical or non-clinical documentation, memoranda, notebooks, photos, sketches, prints, drawings, research materials, charts, graphs, machinery, prototypes, tools, written material and plans, as well as a Disclosing Party's present or future business plans and strategies, financial models, cost estimates and analyses, operations, commercial activities, customers, suppliers and business partners, and all information of third parties that the Disclosing Party has an obligation to keep confidential. To the extent reasonably practicable, the Disclosing Party will prominently mark "Confidential" on the cover page of all written materials to be provided to Receiving Party hereunder.

        "Disclosing Party" shall mean the Party disclosing Confidential Information hereunder.

        "Governmental Authority" has the meaning set forth in the Purchase Agreement.

        "Marketing Statement of Work" has the meaning set forth in Section 3.3.

        "Marketing Support Services" has the meaning set forth in Section 3.3.

        "Note" has the meaning set forth in the preamble.

        "Persons" means any individual, corporation, partnership, company, joint venture, association, trust, unincorporated organization or Governmental Authority.

        "Receiving Party" shall mean the Party receiving Confidential Information hereunder.

        "Term" has the meaning set forth in Section 2.1.

        "Warrant" has the meaning set forth in the preamble.

        "WHC" has the meaning set forth in the preamble hereof.

        "WHI" has the meaning set forth in the preamble hereof.

        "WHC Default" has the meaning set forth in Section 7.2(a).

2.
TERM AND TERMINATION.

        2.1.    Term.    The term of this Agreement shall commence on the Effective Date hereof, and continue until the second anniversary thereof (the "Term"), unless terminated earlier pursuant to Section 7, or extended by mutual written agreement of all the Parties.

3.
DESCRIPTION OF ABIOMED SERVICES.

        3.1.    Abiomed Services.    During the Term, Abiomed, WHC and WHI shall use good faith efforts to explore opportunities where they can work efficiently together for the mutual benefit of the Parties, including areas where Abiomed can provide the Abiomed Services described below in a cost-effective manner by leveraging economies of scale and existing infrastructure.

        3.2.    Clinical Support Services.    During the Term, WHC and WHI may, from time to time, request that Abiomed perform certain clinical support services for WHC or WHI (the "Clinical Support Services"); provided, however, that WHC and WHI are under no obligation to request any Clinical Support Services, or to request any minimum amount of Clinical Support Services during the Term. If Abiomed agrees to perform such Clinical Support Services, the parties shall mutually agree on a written statement of work in the form of Exhibit B hereto ("Clinical Statement of Work"), provided, however, the Parties may mutually agree on variations to such form as required, on a case-by-case basis. Examples of the types of Clinical Support Services that may be provided, upon mutual agreement, include the following:

        Clinical Support (Clinical Field Specialist level):

    (a)
    On-site start-up and ongoing training of a clinical center's clinical staff responsible for the care and management of LVAS recipients or LVAS hardware.

    (b)
    On-site clinical support to clinical centers, including but not limited to direct support at implants. This would include from time-to-time, providing urgent clinical or technical on-site support.

    (c)
    Participation in a rotating schedule to provide 24-hour on-call clinical and technical support to clinical centers.

    (d)
    Documenting clinical experiences per WHC/WHI's internal business and regulatory processes.

        Clinical Trial Support (CRA I level):

    (e)
    Conducting study site initiations and close-out visits in compliance with WHC/WHI Clinical Affairs operating procedures and policies. Ensuring collection of required essential documents for study start-up and throughout conduct of study.

    (f)
    Conducting study site monitoring visits to ensure that conduct of a Clinical Trial is in compliance with the then-currently approved protocol/amendment(s), with GCP, and with applicable regulatory requirements. Conducting source data/document verification.

        3.3.    Marketing Support Services.    During the Term, WHC and WHI may, from time to time, request that Abiomed perform certain marketing support services for WHC and WHI (the "Marketing Support Services"); provided, however, that WHC and WHI are under no obligation to request any Marketing Support Services, or to request any minimum amount of Marketing Support Services during the Term. If Abiomed agrees to perform such Marketing Support Services, the parties shall mutually agree on a written statement of work in the form of Exhibit B hereto ("Marketing Statement of Work"), provided, however, the Parties may mutually agree on variations to such form as required, on a case-by-case basis. Examples of the types of Marketing Support Services that may be provided, upon mutual agreement, include the following:

    (a)
    Strategic marketing and or consulting services related to WHC, WHI or their products; and

    (b)
    Abiomed providing WHC access to floor space and other resources purchased by Abiomed at trade-shows in which Abiomed, in its sole discretion, has agreed to participate, in order to provide WHC and WHI the opportunity to market and promote their products.

        3.4.    Integration.    All executed Clinical Statements of Work and Marketing Statements of Work shall be attached as consecutively numbered exhibits to this Agreement, and each shall constitute an integral part of this Agreement.

4.
CONSIDERATION FOR ABIOMED SERVICES.

        4.1.    Warrant.    In consideration for the Abiomed Services, WHC shall issue the Warrant to Abiomed on the Effective Date of this Agreement.

        4.2.    Abiomed Fees.    In addition to the consideration provided in Section 4.1, WHI, WHC and Abiomed shall agree in any Clinical Statement of Work or Marketing Statement of Work on additional reasonable compensation paid by WHC and WHI to Abiomed for any Abiomed Services, which compensation shall be at a negotiated price that is for the benefit of all of the Parties ("Abiomed Fees"). The Parties agree to negotiate in good faith a level of Abiomed Fees that is mutually beneficial, with the intention of Abiomed providing the Abiomed Services in areas in which Abiomed can provide such services at cost savings to WHC or WHI. Subject to any caps set forth on any Clinical Statement of Work or Marketing Statement of Work, the Abiomed Fees shall include, at a minimum, reimbursement for all incremental expenses directly and reasonably incurred by Abiomed in connection with the performance of the Abiomed Services, including, without limitation, travel and lodging expenses, and the costs of equipment and supplies necessary to provide the Abiomed Services (the "Abiomed Expenses"). For the avoidance of doubt, the Abiomed Expenses shall include only those expenses that are not incurred in the ordinary course of Abiomed's business, including without limitation fixed costs related to real estate and personnel. WHC and WHI shall pay Abiomed the mutually agreed Abiomed Fees within thirty (30) calendar days following the receipt of a detailed statement of the Abiomed Fees, together with appropriate supporting documentation.

5.
WARRANTIES.

        5.1.    Warranties Relating to Agreement Validity.    In addition to any other representations and warranties contained in this Agreement, each Party represents and warrants to the other as of the Effective Date that:

    (a)
    it is duly organized and validly existing and in good standing in the jurisdiction of its organization;

    (b)
    it has the full right and authority to enter into, execute, deliver, and perform its obligations under this Agreement;

    (c)
    it has taken all requisite corporate or other action to approve the execution, delivery, and performance of this Agreement;

    (d)
    this Agreement constitutes its legal, valid and binding obligation enforceable against such Party in accordance with its terms;

    (e)
    to the best of its knowledge, there is no litigation, action, proceeding or investigation pending or threatened on any basis before any court or other Governmental Authority by, against, affecting or involving any of its business or assets that would affect its ability to carry out the transactions contemplated herein; and,

    (f)
    its execution of and performance under this Agreement does not violate any existing applicable law or any agreement to which it is a party.

        5.2.    Requisite Standards.    Abiomed represents and warrants that it has, or has access to, the requisite expertise and sufficient personnel and resources (including necessary supervision and support services) to deliver the Abiomed Services. Abiomed shall ensure that its employees have the requisite training to competently deliver the Abiomed Services.

        5.3.    EXCLUSION OF WARRANTIES.    EXCEPT AS SPECIFICALLY SET FORTH HEREIN, THE ABIOMED SERVICES PROVIDED BY ABIOMED TO WHC AND WHI PURSUANT TO THIS AGREEMENT SHALL BE "AS-IS." NO OTHER WARRANTY TO WHC, WHI OR ANY OTHER PERSON, WHETHER EXPRESS, IMPLIED OR STATUTORY, IS MADE, WHETHER AS TO THE INSTALLATION, DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS, USEFUL LIFE, FUTURE ECONOMIC VIABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY ABIOMED SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY ABIOMED.

6.
FORCE MAJEURE

        In the event that any Party shall be rendered wholly or partly unable to carry out its obligations under this Agreement, other than the obligation to pay money, by the occurrence of an event of force majeure, including fire, flood, earthquake, explosion, natural disaster, acts of God, riots, insurrection or other civil commotion, war, acts of terrorism, accidents, epidemics, reasonably unforeseen inability to obtain equipment or materials, reasonably unforeseen acts of government (other than acts of government directed exclusively at that Party, such as civil, criminal or regulatory action taken against the Party by name), then the performance of the obligations of the affected Party or Parties, other than the obligation to pay money, shall be excused for so long as such event of force majeure continues; provided, however, that the affected Party provides written notice to the other party of the occurrence of a force majeure event, makes reasonable efforts to remedy the disruption, and that, if such disruption due to force majeure continues for more than ninety (90) calendar days, then the party not affected by the force majeure event may terminate this Agreement by written notice which shall be effective upon receipt.

7.
DEFAULT.

        7.1.    Abiomed Defaults and WHI and WHC Remedies.

    (a)
    Abiomed Defaults.    The following events shall be defaults with respect to Abiomed (each, an "Abiomed Default"):

    (i)
    Abiomed (A) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property; (B) admits in writing its inability, or is generally unable, to pay its debts as such debts become due; (C) makes a general assignment for the benefit of its creditors; (D) commences a voluntary case under any bankruptcy law; (E) files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts; (F) fails to controvert in a timely and appropriate manner, or acquiesces in writing to, any petition filed against Abiomed in an involuntary case under any bankruptcy law; or (G) takes any corporate or other action for the purpose of effecting any of the foregoing;

    (ii)
    A proceeding or case is commenced without the application or consent of Abiomed in any court of competent jurisdiction seeking: (A) its liquidation, reorganization, dissolution or winding-up or the composition or readjustment of debts or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Abiomed under any bankruptcy law, and such proceeding or case shall continue undefended, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more calendar days;

    (iii)
    Abiomed breaches any material term of this Agreement (other than Section 11) and such breach remains uncured for thirty (30) calendar days after WHC's or WHI's notice to Abiomed of such breach, if curable within thirty (30) calendar days, or Abiomed fails to commence and pursue diligently a cure to such breach within thirty (30) calendar days of receiving such notice if a longer cure period is needed; and, in any event, fails to cure within thirty (30) calendar days of receiving such notice; and

    (iv)
    Abiomed is in material breach of the provisions of Section 11 hereof.

    (b)
    WHC and WHI's Remedies.    Upon the occurrence of any Abiomed Default, WHC and WHI may terminate this Agreement immediately upon a Abiomed Default pursuant to

      Section 7.1(a)(i) or (ii) and with at least fifteen (15) days' written notice upon a Abiomed Default pursuant to Section 7.1(a)(iii) or (iv). WHC and WHI shall reimburse Abiomed, pursuant to Section 4.2, for Abiomed Fees earned prior to the effective termination of this Agreement; except to the extent that the event giving rise to the termination has resulted in the non-performance or unsatisfactory performance (as reasonably determined by WHC and WHI in good faith) of the Abiomed Service. For the avoidance of doubt, the occurrence of any Abiomed Default shall have no effect on the enforceability of the Warrant, which shall remain effective in accordance with its terms.

        7.2.    WHC and WHI Defaults and Abiomed's Remedies.

    (a)
    WHC Default. The following events shall be defaults with respect to WHC and WHI (each, a "WHC Default"):

    (i)
    the occurrence of a Bankruptcy Event (as defined in the Note);

    (ii)
    WHC or WHI breaches any material term of this Agreement (other than Section 11) and such breach remains uncured for thirty (30) calendar days after Abiomed's notice to WHC and WHI of such breach, if curable within thirty (30) calendar days, or WHC or WHI fails to commence and pursue diligently a cure to such breach within thirty (30) calendar days of receiving such notice, if a longer cure period is needed, and, in any event, fails to cure within thirty (30) calendar days of receiving such notice;

    (iii)
    WHC or WHI fails to pay Abiomed any undisputed amount due Abiomed hereunder within fifteen (15) calendar days from the date due (i.e. forty five (45) calendar days after receipt of the relevant invoice);

    (iv)
    An Event of Default (as defined in the Note) occurs; and

    (v)
    WHC or WHI is in material breach of the provisions of Section 11 hereof.

    (b)
    Abiomed's Remedies.    Upon the occurrence of any WHC Default, Abiomed may terminate this Agreement immediately upon a WHC Default pursuant to Section 7.2(a)(i) or (iii)and within fifteen (15) days upon a WHC Default pursuant to Section 7.2(a)(ii), (iv) or (v).

8.
LIMITATION OF LIABILITY.

        NO PARTY SHALL BE LIABLE TO THE OTHER PARTIES OR ANY THIRD PARTY FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LOSSES OR DAMAGES FOR LOST REVENUE OR LOST PROFITS, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, EXCEPT FOR THE BREACH OF A PARTY'S OBLIGATIONS UNDER SECTION 11. EXCEPT FOR THE BREACH OF A PARTY'S OBLIGATIONS UNDER SECTION 11, ABIOMED'S MAXIMUM LIABILITY TO WHC AND WHI, IF ANY, AND WHC AND WHI'S MAXIMUM LIABILITY TO ABIOMED, IF ANY, IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED, IN THE AGGREGATE, TO THE CUMULATIVE AMOUNT OF THE ABIOMED FEES.

9.
ASSIGNMENT AND SUBCONTRACTING.

        9.1.    Successors and Assigns; Subcontracting.    This Agreement shall inure to the benefit of and shall be binding upon the Parties and their respective permitted successors and assigns; provided, that Abiomed may elect to use subcontractors in meeting its obligations hereunder. If Abiomed wishes to use subcontractors in providing any of the Abiomed Services hereunder: (i) Abiomed will notify WHC and WHI of the identity of such proposed subcontractors in advance; (ii) the use of the identified subcontractors will be subject to WHC and WHI's prior written consent, such consent not to be unreasonably withheld; and (iii) Abiomed shall ensure that such subcontrators are bound by obligations of confidentiality no less protective of WHC and WHI's Confidential Information than the terms of Section 11 of this Agreement.

        9.2.    Assignment by WHC and WHI.    WHC and WHI shall not sell, transfer, assign, pledge or cause to be assumed (together, "Assign"; and any such action, an "Assignment") this Agreement, in whole or in part (whether by contract, operation of law, or as the result of corporate merger, consolidation, divestiture, split up, split off, spin off or similar transaction by which a resulting Person, whether an Affiliate or otherwise, purports to be entitled to the benefits and to performance of the obligations of this Agreement), without the prior written consent of Abiomed; provided, however, that if Abiomed does not consent to the assignment of this Agreement in the event of an acquisition of WHC by any other Person whether by merger or through a sale of substantially all of WHC's assets, WHC may terminate this Agreement.

        9.3.    Assignment by Abiomed.    Abiomed shall not, without the prior written consent of WHC and WHI, Assign this Agreement, in whole or in part; provided, that without the prior consent of WHC and WHI, Abiomed may Assign this Agreement to an Affiliate of Abiomed (provided that such assignment shall not release Abiomed from its obligations hereunder without the consent of WHC and WHI, such consent not to be unreasonably withheld, conditioned or delayed), or in connection with the merger, consolidation or sale of all or substantially all of Abiomed's stock, interests or assets.

10.
NOTICES.

        Any and all notices or other communications required or permitted to be provided to or upon Abiomed, WHC or WHI hereunder shall be effected in the manner provided for in Section 7.3 of the Purchase Agreement.

11.
CONFIDENTIALITY.

        11.1.    Restrictions on Use.    If either Party provides Confidential Information to the other Party, or if in the course of performing under this Agreement a Party comes into possession of Confidential Information of the other Party, the Receiving Party shall use the Disclosing Party's Confidential Information only (a) for the purpose of performing under this Agreement, and (b) for such other purposes, if any, as the Disclosing Party may expressly authorize in writing prior to such use. In no event shall the Receiving Party use or exploit any such Confidential Information for its own benefit or the benefit of another without the prior written authorization of the Disclosing Party. The Receiving Party shall not copy any such Confidential Information except as necessary for a permitted use, and shall ensure that all such copies are marked in writing as proprietary or confidential information of the Disclosing Party.

        11.2.    Restrictions on Disclosure.    The Receiving Party shall not disclose any of the Disclosing Party's Confidential Information to any agent, contractor or other person not employed by the Receiving Party, except (a) to its directors, accountants and attorneys, (b) such other persons, if any, as to whom the Disclosing Party consents in advance in writing. The Receiving Party shall disclose the Disclosing Party's Confidential Information only to those of its employees, contractors and agents, in each case, need such Confidential Information to carry out a permitted use on behalf of the Receiving Party and who agree in writing or who are already under a duty to protect and observe the confidentiality and limitations on use of such Confidential Information, on terms no less restrictive than the terms of this Section 11. The Receiving Party shall take all measures reasonably necessary to protect the confidentiality of Confidential Information, including, without limitation, taking such precautions as the Receiving Party takes to protect the Receiving Party's own confidential and proprietary information; provided however, that such measures shall in no event be less than reasonable measures to protect the confidentiality of the Disclosing Party's Confidential Information.

Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information of the Disclosing Party as required by law or regulation, provided that, to the extent feasible, the Receiving Party gives the Disclosing Party prior written notice of such disclosure and cooperates reasonably, at Disclosing Party's sole expense, to obtain confidential treatment if available, and in any case, to restrict any such disclosure to the maximum extent permitted by applicable law.

        11.3.    Permitted Disclosures.    The obligations of confidentiality and restrictions on use set forth in Sections 11.1 and 11.2 hereof shall not apply to any Confidential Information that the Receiving Party can demonstrate: (a) was generally available to the public at the time of disclosure to the Receiving Party or subsequently became generally available to the public through no act or omission attributable to the Receiving Party; (b) was rightfully in the possession of the Receiving Party, without an obligation of confidentiality to the Disclosing Party, prior to disclosure by the Disclosing Party; (c) is received by the Receiving Party from a third party, which is not and was not bound by a confidentiality agreement with the Disclosing Party or which otherwise did not have a duty of confidentiality to the Disclosing Party covering such information; or (d) such Confidential Information is independently developed by Receiving Party or its representatives entirely without reference to the Confidential Information. For the purpose of this Section 11.3, Confidential Information received by any Party hereunder shall not be deemed to fall within any of the foregoing exceptions merely because it is embraced by general information within any such exceptions. In addition, any combination of features received as Confidential Information by the Receiving Party shall not be deemed to fall within any of the foregoing exceptions merely because individual features are separately embraced within any such exceptions but only if the combination itself, and its principles of operation, is within such exceptions.

        11.4.    Ownership of Confidential Information; No License; Disclaimer.    The Receiving Party agrees that, as between the Parties hereto, the Disclosing Party is and shall remain the exclusive owner of the Disclosing Party's Confidential Information, all intellectual property rights therein and all copies thereof. No license or conveyance to the Receiving Party of any rights under any patent, copyright, trade secret or other intellectual property right is granted or implied under this Agreement. All Confidential Information is disclosed "AS IS" and the Disclosing Party makes no representations or warranties, express, implied or statutory, with respect to Confidential Information.

        11.5.    Return of Materials.    Except for data retention requirements provided by law, upon the request of the Disclosing Party, the Receiving Party shall, at its option, deliver to the Disclosing Party or destroy all documents, disks, copies and other materials representing or containing the Disclosing Party's Confidential Information (or any part thereof), including erasing or destroying all such information stored or running in computer memory or in any other data storage device, except for a single copy of the Disclosing Party's Confidential Information which may be retained solely for archival purposes. Upon the request of the Disclosing Party, an officer of the Receiving Party shall certify to the Disclosing Party in writing that the Receiving Party has complied with the terms of this Section 11.5.

        11.6.    Notification and Further Action.    The Receiving Party shall promptly notify the Disclosing Party if it becomes aware of any unauthorized use or disclosure of any of the Disclosing Party's Confidential Information by Receiving Party, and, at the Disclosing Party's request, shall take such action as may be reasonably necessary and legally permissible to terminate or remedy any unauthorized use or disclosure that results from any act or omission of the Receiving Party or its employees, contractors or agents.

        11.7.    Enforcement of Confidentiality Obligation.    Each Party agrees that the provisions of this Section 11 are necessary for the protection of the business and goodwill of the Parties and are considered by the Parties to be reasonable for that purpose. The Receiving Party agrees that any breach of this Section 11 may cause the Disclosing Party substantial and irreparable damages and, therefore, in the event of any such breach or threatened breach, in addition to other remedies which may be available, the Disclosing Party shall have the right to seek specific performance, injunctive and other equitable relief.

        11.8.    Survival.    The obligations set forth in this Section 11 shall survive the expiration or termination of this Agreement for a period of three (3) years.

12.
MISCELLANEOUS.

        12.1.    Integration; Exhibits.    This Agreement and the other Transaction Documents (as defined in the Purchase Agreement), constitute the entire agreement and understanding between Abiomed, WHC and WHI with respect to the subject matter hereof and supersedes all prior agreements between them relating to the subject matter hereof, which are hereby of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference. In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibit shall be corrected accordingly, unless the Parties expressly state in an Exhibit that the terms of such Exhibit are intended to prevail over the terms of this Agreement.

        12.2.    Interpretation.    The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. The words "hereof", "herein", and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "include", "includes", and "including" mean include, includes, and including "without limitation". Except as the context otherwise indicates, all references to "Exhibits" and "Sections" refer to Exhibits and Sections of this Agreement.

        12.3.    Amendments.    This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of WHC, WHI and Abiomed.

        12.4.    Limited Effect of Waiver.    The failure of any of Abiomed, WHC or WHI to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, in any other instance or of any other provision in any instance.

        12.5.    Survival.    The provisions of Section 1 (Definitions), Section 5.3 (Exclusion of Warranties), Section 8 (Limitation of Liability), Section 9 (Assignment and Subcontracting), Section 10 (Notices), Section 11 (Confidentiality), and Section 12 (Miscellaneous) shall survive the expiration or termination of this Agreement for any reason; provided, that the survival of any particular provision or set of provisions shall be limited in duration if and to the extent such survival is explicitly limited herein or otherwise limited by applicable law.

        12.6.    Governing Law.    This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without reference to its principles of conflicts of laws.

        12.7.    Severability.    If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law and, if appropriate, such invalid or unenforceable provision shall be modified or replaced to give effect to the underlying intent of the Parties and to the intended economic benefits of the Parties.

        12.8.    Relation of the Parties.    The relationship between Abiomed on the one part, and WHC and WHI on the other part, shall not be that of partners, agents, or joint venturers, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Abiomed on the one part, and WHC and WHI on the other part, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk. WHI and WHC have no right to create an obligation for Abiomed, and Abiomed has no right to create any obligation for WHI or WHC.

        12.9.    Counterparts.    This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Facsimile transmission of executed copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

[signature page follows]

        IN WITNESS WHEREOF, the Parties have executed this Clinical and Marketing Support Services Agreement as an instrument under seal as of the Effective Date.

ABIOMED, INC.
By:	/s/ MICHAEL R. MINOGUE Name: Michael R. Minogue Title: CEO, Chairman
WORLD HEART CORPORATION
By:	/s/ JAL S. JASSAWALLA Name: Title:
WORLD HEART INC.
By:	/s/ JAL S. JASSAWALLA Name: Title:

EXHIBIT A

Form of Clinical Statement of Work

Date:

        This Clinical Statement of Work ("Statement of Work") is subject to the terms and conditions of the Clinical and Marketing Support Services Agreement effective December             , 2007 (the "Agreement") between ABIOMED, Inc., a Delaware corporation ("Abiomed"), World Heart Corporation, an Ontario corporation ("WHC") and World Heart Inc., a Delaware corporation ("WHI").

        This Statement of Work forms an integral part of the Agreement. This Statement of Work and the main body of this Agreement should be construed to the extent possible so as not to conflict. In the event of any unresolvable conflict between the terms of the main body of the Agreement and the terms of this Statement of Work, the terms of the Agreement will prevail unless expressly stated otherwise in this Statement of Work.

        Capitalized terms used in this Statement of Work but not defined herein, shall have the meaning set forth in the Agreement.

1.     Term of Statement of Work.

  Clinical Services Commencement Date: [                                    ].
  Clinical Services Termination Date: [                                    ].

2.     Scope of Clinical Services.

  [Specify the Clinical Services to be provided to WHC or WHI and any specific Clinical Service delivery dates or other milestones.]

        Abiomed will perform the Services at [location].[The locations will consist of clinical centers as identified by WHC/WHI, located in the United States, Canada and European Union.

3.     Abiomed Personnel.

        [List names.]

4.     WHC/WHI Responsibilities.

  [List any WHC/WHI obligations, e.g. supply of materials etc.]
  [For example:

  *
  WHC/WHI personnel will ensure and conduct proper training of Abiomed personnel regarding WHC/WHI products, operating procedures, study protocols.

  *
  WHC/WHI will provide Abiomed personnel with Operating Manuals, Study Protocols and other relevant material deemed necessary to provide the Clinical Support Services]

5.     Abiomed Fees.

  [Specify Abiomed Expenses to be reimbursed by WHC/WHI and any other Abiomed Fees]
  [Specify a cap on pre-approved reimbursable Abiomed Expenses]
  [Specify any particular Abiomed Expenses (other than those in excess of the cap) that require WHC/WHI pre-approval]

6.     Other.

        [Add any other terms as relevant.]

        IN WITNESS WHEREOF, the Parties have executed this Clinical Statement of Work as of the date first set forth above.

ABIOMED, INC.
By:	Name: Title:
WORLD HEART CORPORATION
By:	Name: Title:
WORLD HEART INC.
By:	Name: Title:

EXHIBIT B

Form of Marketing Statement of Work

Date:

        This Marketing Statement of Work ("Statement of Work") is subject to the terms and conditions of the Marketing and Marketing Support Services Agreement effective December             , 2007 (the "Agreement") between Abiomed, Inc., a Delaware corporation ("Abiomed"), World Heart Corporation, an Ontario corporation ("WHC") and World Heart Inc., a Delaware corporation ("WHI").

        This Statement of Work forms an integral part of the Agreement. This Statement of Work and the main body of this Agreement should be construed to the extent possible so as not to conflict. In the event of any unresolvable conflict between the terms of the main body of the Agreement and the terms of this Statement of Work, the terms of the Agreement will prevail unless expressly stated otherwise in this Statement of Work.

        Capitalized terms used in this Statement of Work but not defined herein, shall have the meaning set forth in the Agreement.

1.     Term of Statement of Work.

        Marketing Services Commencement Date: [                                    ].

        Marketing Services Termination Date: [                                    ].

2.     Scope of Marketing Services.

  [Specify the Marketing Services to be provided to WHC or WHI and any specific Marketing Service delivery dates or other milestones.]

        Abiomed will perform the Services at [specify location].

3.     Abiomed Personnel.

        [List names.]

4.     WHC/WHI Responsibilities.

        [List any WHC/WHI obligations, e.g. supply of materials etc.]

5.     Abiomed Fees.

  [Specify Abiomed Expenses to be reimbursed by WHC/WHI and any other Abiomed Fees]
  [Specify a cap on pre-approved reimbursable Abiomed Expenses]
  [Specify any particular Abiomed Expenses (other than those in excess of the cap) that require WHC/WHI pre-approval]

6.     Other.

        [Add any other terms as relevant.]

        IN WITNESS WHEREOF, the Parties have executed this Marketing Statement of Work as of the date first set forth above.

ABIOMED, INC.
By:	Name: Title:
WORLD HEART CORPORATION
By:	Name: Title:
WORLD HEART INC.
By:	Name: Title:

Appendix F

        UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE APRIL 12, 2008.

        THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUED UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT. THE WARRANT EVIDENCED HEREBY IS EXERCISABLE AS SET FORTH HEREIN UNTIL ON OR BEFORE 5:00 P.M. (OTTAWA TIME) ON DECEMBER 11, 2012 OR SUCH EARLIER TIME AS SET FORTH HEREIN, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE VOID AND OF NO FURTHER FORCE OR EFFECT.

3,400,000	Common Shares	Certificate No.	1

WARRANT CERTIFICATE
WORLD HEART CORPORATION
(continued under the laws of Canada)

        THIS IS TO CERTIFY THAT, for valuable consideration, including without limitation the offer to make available clinical and marketing service to World Heart Corporation (the "Corporation") as set forth in the Clinical and Marketing Support Services Agreement dated as of the date hereof, ABIOMED, Inc. (the "Subscriber") is entitled until prior to 5:00 p.m. (PT), on December 11, 2012 upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this "Warrant"), to exercise in whole or in part this Warrant for:

  (I)
  up to 680,000 common shares of the Corporation from the date hereof (subject to adjustment as provided in Schedule A hereto and those additional restrictions set forth herein), and

  (II)
  up to 2,720,000 common shares of the Corporation commencing on the Second Closing Date as such term is defined in the note purchase agreement dated December 11, 2007 between the Corporation, World Heart Inc. and the Subscriber (the "Purchase Agreement") (subject to adjustment as provided in Schedule A hereto and those additional restrictions set forth herein), by delivering to the Corporation at its registered office this Warrant, with the notice of exercise attached hereto as Schedule B duly completed and executed, together with a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of the United States, payable to or to the order of the Corporation, in an amount equal to the Exercise Price (as defined herein), subject to Section 3 of Schedule A, of the Common Shares so subscribed for.

        Notwithstanding anything to the contrary contained herein, to the extent applicable, until such time as the issuance of shares of Common Stock under this Warrant and the conversion of the secured convertible promissory note dated issued to the Subscriber on the date hereof (the "Note") have been approved by the Company's stockholders in accordance with Nasdaq Marketplace Rule 4350(i) and any applicable Nasdaq Marketplace Rule, the number of shares of Common Stock that may be acquired by the Investor upon exercise of this Warrant and upon conversion of the Note (or otherwise in respect thereof) shall be limited to no greater than 19.9% of the total number of shares of Common Stock outstanding on the Original Issue Date (the "Initial Cap"). For the avoidance of doubt, in implementing the foregoing restriction, the Subscriber shall be free to exercise this Warrant for the full amount of the Initial Cap so long as the Subscriber has not converted the Note into into shares of Common Stock and any cash payments made to the Subscriber under the Note shall not be counted in any way towards the Initial Cap.

        The purchase price payable for each Common Share subscribed for upon the exercise of this Warrant shall be $0.01, subject to adjustment in the events and in the manner set forth herein as provided in Schedule A hereto (the "Exercise Price").

        This Warrant shall become wholly void and the unexercised portion of the subscription rights evidenced hereby will expire and terminate at 5:00 p.m. (PT) on December 11, 2012 (the "Expiry Time") unless previously terminated in accordance with Section 7.5 of the Purchase Agreement.

        Surrender of this Warrant will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission, on actual receipt thereof by, the Corporation at the principal office of the Corporation at 7799 Pardee Lane, Oakland CA 94621 (the "Date of Delivery"). All Common Shares shall be issued upon the exercise of this Warrant shall be issued to the Subscriber, upon payment therefor of the Exercise Price and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares so subscribed for shall be deemed to be issued and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the date on which such transfer books are reopened and such Common Shares shall be issued at the Exercise Price in effect on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for in accordance with the terms of this Warrant.

        The Corporation will not be obligated to issue any fraction of a Common Share on the exercise of this Warrant. To the extent that the Subscriber would otherwise have been entitled to receive, on the exercise of this Warrant, a fraction of a Common Share, the number Common Shares which the Subscriber is entitled to receive shall be rounded down to the nearest whole number and the Subscriber shall receive a cash payment in-lieu of such fractional share based on the Current Market Price (as defined in Schedule A hereto).

        The Subscriber may purchase less than the number of Common Shares which the Subscriber is entitled to purchase hereunder on delivery of this Warrant, in which event a new Warrant, in form identical hereto, entitling the Subscriber to purchase the number of Common Shares not purchased, will be issued to the Subscriber.

        This Warrant does not entitle the Subscriber to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest except as expressly provided in this Warrant.

        If this Warrant or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new Warrant, in form identical hereto, evidencing any unexercised portion of the subscription rights evidenced hereby to replace the Warrant so stolen, lost, mutilated or destroyed.

        On presentation at the principal office of the Corporation subject to the provisions of the Warrant and on compliance with the reasonable requirements of the Corporation, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates of different denominations evidencing in the aggregate the same number of Common Shares as the Warrant Certificate being exchanged.

        All amounts of money referred to in this Warrant are expressed in lawful money of the United States.

        The Warrant evidenced by this certificate may only be transferred, upon compliance with the conditions set forth in this Warrant and schedules and appendices hereto, on the register of transfer to be kept at the principal office of the Corporation by the holder or the holder's executors, administrators or other legal representatives or the holder or the holder's attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation and subject to the compliance with certain other terms of the Warrant, and upon compliance with the requirements and such other reasonable requirements as the Corporation may prescribe, such transfer will be duly noted on such register of transfer by the Corporation. Notwithstanding the foregoing, the Corporation will be entitled to refuse to record any transfer of the Warrant on such register if such transfer would constitute a violation of applicable securities laws.

        This Warrant shall enure to the benefit of and shall be binding upon the Subscriber and the Corporation and their respective successors.

        This Warrant shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein, with out regard to its principles of conflict of laws.

        IN WITNESS WHEREOF the Corporation has caused this Warrant to be issued in its name by the signature of its duly authorized officer in that behalf.

        DATED as of the 11th day of December, 2007.

WORLD HEART CORPORATION
By:	/s/ DAVID PELLONE Name: David Pellone Title: Title: Chief Financial Officer

SCHEDULE A
Additional Terms and Conditions of the Warrant

1.
Common Shares Reserved for Issuance.    The Corporation covenants and agrees that so long as the within Warrant (hereinafter in this Schedule A referred to as the "Warrant") is outstanding, it will at all times reserve out of its unissued Common Shares against the exercise by the Subscriber of the Warrant, a sufficient number of Common Shares to enable the Subscriber to exercise in full its rights upon the basis and upon the terms and conditions provided for by the Warrant.

2.
Adjustments

        2.1   The rights of the holder of the Warrant, including the number of Common Shares issuable upon the exercise of such Warrant and the Exercise Price payable on exercise of such Warrant, shall be adjusted from time to time in the events and in the manner provided in, and in accordance with this Section 2 and for such purposes:

  (a)
  "Adjustment Period" means the period commencing on the date of original issuance of the Warrant and ending at the Expiry Time thereof;

  (b)
  "Current Market Price", on any date, means the average, during the period of 20 consecutive Trading Days ending on the second Trading Day before such date, of the average of the closing prices per share at which the Common Shares have traded on the principal stock exchange or quotation system on which the Common Shares are listed or, if the Common Shares have not been listed on a stock exchange or quotation system for such number of Trading Days, then such lesser number of Trading Days as the Common Shares have been so listed, or, if the Common Shares are not listed on any stock exchange or quotation system, then in the over-the-counter market as reported by, or as quoted by, the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, provided that if, on any such Trading Day, there are no such reported or quoted closing prices, the average of the closing prices per share for board lots of the Common Shares reported by such stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, for such Trading Day shall be utilized in computing such average, and provided further that if the Common Shares are not listed on any stock exchange or traded in any over-the-counter market, then the Current Market Price of the Common Shares shall be determined in good faith by the directors;

  (c)
  "Exchange Rate" means the rate at which Common Shares are issuable upon the exercise in full of the Warrant, which rate, subject to adjustment in accordance with this Section, is 3,400,000 Common Shares as of date hereof;

  (d)
  "Trading Day", with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market, and, otherwise, means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common Shares are listed (or, if the Common Shares are not listed on any stock exchange, then in the over-the-counter market).

2.2
(a)
The Exchange Rate in effect at any date will be subject to adjustment from time to time and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or other securities of the Corporation that are exchangeable for or convertible into Common Shares ("convertible securities") to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exchange Rate shall, on the record date of such event or the effective date of such event if no record date is fixed, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur and any such issue of Common Shares or convertible securities by way of a stock dividend or other distribution is deemed to have occurred on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Common Shares under this Subsection 2.2(a). To the extent that this Subsection 2.2(a) has become operative because of an issue of convertible securities referred to in clause (iii) above, the number of Common Shares purchasable under the Warrant shall be readjusted based on the number of Common Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

  (b)
  If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of the Corporation (other than as described in Subsection 2.2(a)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation, trust, partnership, or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of the Corporation, (iii) any triggering of a shareholders rights plan, or (iv) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, trust, partnership or other entity, then, in each such event, the holder of the Warrant if thereafter exercised on or after the effective date of such event will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the holder of the Warrant to the end that the provisions set forth in this Section 2 will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of the Warrant. Any such adjustments will be made by and set forth in a supplement hereto approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment.

2.3
(c)
The Exercise Price in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or convertible securities to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exercise Price shall, on the record date of such event or the effective date of such event if no record date is fixed, be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the total

F-A-2

    number of Common Shares outstanding on such effective date or record date before giving effect to such event, and the denominator of which shall be the total number of Common Shares outstanding on such date immediately after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur.

  (d)
  If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of:

  (i)
  shares of any class other than Common Shares whether of the Corporation or any other corporation;

  (ii)
  rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof);

  (iii)
  evidences of indebtedness; or

  (iv)
  cash, securities or other property or assets;

    then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the excess, if any, aggregate fair market value on such record date (as determined by the directors at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed over the fair market value of the consideration received therefor by the Corporation from the holders of the Common Shares (as determined by the directors), and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 2.3(b) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

2.4
(e)
In any case in which this section 2 shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of the Warrant, if exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Corporation or successor to the undertaking or assets

F-A-3

    of the Corporation, will deliver to such holder, as soon as reasonably practicable after such record date or effective dates, as applicable, an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the date of exercise of the Warrant, or such later date as such holder would, but for the provisions of this Section 2.4, have become the holder of record of such additional Common Shares, warrants or of such other securities or property.

  (f)
  If the Corporation shall set a record date to determine the holders of the Common Shares or other securities for the purpose of entitling them to receive any dividend or other distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the Exercise Price or the Exchange Rate shall be required by reason of the setting of such record date.

  (g)
  The adjustments provided for in this Section 2 are cumulative, and shall, in the case of any adjustment to the Exchange Rate or the Exercise Price, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section 2, provided that, notwithstanding any other provision of this Section 2.4, no adjustment of the Exchange Rate or the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate or the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection 2.4(c) is not required to be made will be carried forward and taken into account in any subsequent adjustment), or (ii) in respect of any Common Shares issuable or issued pursuant to any option, warrant, share option or share purchase plan of the Corporation, or (iii) in respect of any Common Shares issuable or issued pursuant to or upon exercise of the Warrant.

  (h)
  If any question arises with respect to the adjustments provided in this Section 2, such question shall be conclusively determined by the Corporation's auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, and the holder of Warrant.

  (i)
  All shares of any class or other securities or property which the holder of the Warrant is at the time in question entitled to receive on the full exercise of the Warrant, whether or not as a result of adjustments made pursuant to this Section 2 shall, for the purposes of the interpretation of this Warrant Certificate, be deemed to be Common Shares which such holder of the Warrant is entitled to subscribe for pursuant to the exercise of the Warrant.

  (j)
  If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any and all action described in this Section 2, which in the opinion of the directors of the Corporation, would adversely affect the rights of the holder of the Warrant, the Exchange Rate and/or the Exercise Price shall be adjusted by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine in good faith to be equitable in the circumstances to such holders.

  (k)
  As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrant, the Corporation will take any and all action which may,

F-A-4

    in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, shall be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holder of the Warrant would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

  (l)
  At least seven days before the earlier of the effective date of or record date for any event referred to in this Section 2 that requires or might require an adjustment in any of the rights under the Warrant or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its Common Shares, the Corporation will give notice to the holder of the Warrant of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

    Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the holder of the Warrant of such adjustment.

3.     Net Issue Exercise

    The holder of the Warrant may exercise this Warrant, in whole or in part, if the Current Market Price of one Common Share is greater than the Exercise Price (as of the date of calculation as set forth below), in lieu of exercising this Warrant for cash, by electing to receive Common Shares equal to the value (as determined below) of this Warrant (or portion thereof being cancelled) by surrender of this Warrant at the principal office of the Corporation together with a duly completed notice of exercise and notice of such election, in which case the Corporation shall issue to the holder of the Warrant a number of Common Shares computed using the following formula:

X	=	Y(A-B) A

    where:

      X = the number of Common Shares to be issued to the holder of the Warrant

      Y = the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

      A = the Current Market Price of one Common Share (at the date of such calculation)

      B = the Exercise Price (as adjusted to the date of such calculation)

    In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of this Section 3, such exercise shall be accompanied by written notice from the holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of Common Shares with respect to which purchase rights are being exercised thereunder and the net number of Common Shares to be issued after giving effect to such surrender, as set forth in Schedule B. Any such calculation shall be subject to the provisions of this Section 3.

F-A-5

4.     Legends

  (a)
  Any certificate representing Common Shares issued upon the exercise of the Warrant prior to the date which is four months and one day after the date hereof will bear the following legend:

    "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE APRIL 12, 2008."

  (b)
  All certificates issued in exchange for or in substitution of, the Warrant Certificates, shall bear the following legend (the "US Legend"):

    "THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUED UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT."

  (c)
  In the event that the Warrant is exercised by the Subscriber or any transferee at any time, the certificates evidencing the Common Shares will bear the US Legend.

5.     Notices

  (a)
  A notice so given by mail or delivered (including delivery by facsimile) will be deemed to have been given on the third business day after it has been mailed or on the day which it has been delivered (including by facsimile), as the case may be. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded.

  (b)
  Any notice to be given hereunder by delivery to the Corporation, shall be at the following address:

      To World Heart Corporation
      7799 Pardee Lane
      Oakland, CA 94621
      Facsimile: (510) 563-4800
      Attention: Chief Financial Officer

F-A-6

    with a copy to:

    McCarthy Tetrault LLP
    40 Elgin Street, Suite 1400
    Ottawa, Ontario
    K1P 5K6
    Facsimile: (613) 563-9386
    Attention: Virginia K. Schweitzer

  Any notice to be given hereunder by delivery to the Subscriber, shall be at the following address:

    ABIOMED, Inc.
    22 Cherry Hill Drive
    Danvers, MA 01923
    Facsimile: (978) 777-8411
    Attention: General Counsel

    with a copy to:

    Foley Hoag LLP
    155 Seaport Boulevard
    Boston, Massachusetts 02210
    Facsimile: (617) 832-7000
    Attention: Peter M. Rosenblum, Esq.

        or to such other address(es) as the Company or the Subscriber may from time to time in writing notify the other party.

F-A-7

SCHEDULE B

NOTICE OF EXERCISE

To: WORLD HEART CORPORATION

The undersigned holder of the Warrant evidenced by this Warrant Certificate hereby exercises its right to be issued Common Shares of World Heart Corporation (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Certificate) that are issuable upon the exercise of such Warrant, on the terms specified in such Warrant Certificate and in connection therewith was enclosed a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of the United States, payable to or to the order of the Corporation, in an amount equal to $0.01 (or price as adjusted) in respect of each Common Share to be issued.

In the event of a Net Issue Exercise as set forth in Section 3 of the Warrant Certificate, include the following information: (i) the manner of payment, (ii) a calculation showing the number of Common Shares with respect to which purchase rights are being exercised thereunder and (iii) the net number of shares to be issued after giving effect to such surrender, as set forth in Section 3, pursuant to the following formula:

X	=	Y(A-B) A

The undersigned hereby acknowledges that it is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full	Address(es) in Full, Account No., S.I.N.	Number(s) of Common Shares

(Please print full name in which certificates for Common Shares are to be issued. If any securities are to be issued to a person or persons other than the holder, the holder must pay to the Corporation all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this                                    day of                                    ,

)
)	Signature of Registered Holder
)
)	Name of Registered Holder
Witness

Note:	The name of the Registered Holder of this Notice of Exercise must be the same as the name appearing on the face page of the Warrant Certificate to which this Schedule is attached.
Please check if the Common Share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed.
Certificates will be delivered or mailed as soon as practicable after the due surrender of this Warrant Certificate to which this Appendix is attached.

If this Notice of Exercise is delivered by hand, by mail or by facsimile: World Heart Corporation, 7799 Pardee Lane, Oakland CA 94621, Facsimile:                                    , Attention: Chief Financial Officer.

DATED this                                    day of                                    ,

APPENDIX 1

FORM OF TRANSFER

Any transfer of the Warrant will require compliance with applicable securities legislation. Transferors and transferees are urged to contact legal counsel before effecting any such transfers.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

    Name:

    Address:

its Warrant to purchase                        of the Common Shares of World Heart Corporation ("the Corporation") registered in the name of the undersigned on the records of the Corporation maintained by the Corporation represented by the attached Warrant Certificate and does hereby appoint as its attorney with full power of a substitution to transfer the Warrant on the appropriate register of the Corporation.

The undersigned confirms that the transfers are made in compliance with all applicable securities legislation and requirements of regulatory authorities including without limitation any undertaking given to the Toronto Stock Exchange.

If the sale evidenced hereby is being made to a U.S. Person (as such term is defined in Regulation S to the United States Securities Act of 1933 (the "1933 Act")), the undersigned by the execution of this form of transfer hereby certifies that such sale does not require registration of the Warrant being transferred hereby under the 1933 Act and tenders herewith evidence satisfactory to the Corporation to such effect.

DATED this                                    day of                                    ,

)
)	Signature of Transferor
)
)	Name of Transferor

Signature of Transferor must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a Medallion signature guarantee from a member of a recognized signature Medallion program

Appendix G

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into as of this 11th day of December, 2007 by and among World Heart Corporation, a corporation continued under the laws of the Canada (the "Company"), and Abiomed, Inc. (the "Investor") in connection with that certain Note Purchase Agreement by and among the Company, World Heart Inc. and the Investor dated as of December 11, 2007 (the "Purchase Agreement"). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

        The parties hereby agree as follows:

        1.    Certain Definitions.

        As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

        "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City and Oakland, California are open for the general transaction of business.

        "Common Stock" shall mean the Company's Common Shares, and any securities into which such shares may hereinafter be reclassified.

        "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Effectiveness Period" shall have the meaning assigned to it in Section 3(a) hereof.

        "Investor" shall mean the Investor and any Affiliate or permitted transferee of the Investor who is a subsequent holder of any Registrable Securities.

        "Note" shall mean that certain secured convertible promissory note issued by the Company to the Investor on the date hereof.

        "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

        "Prospectus" shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any "free writing prospectus" as defined in Rule 405 under the 1933 Act.

        "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

        "Registrable Securities" shall mean (i) the Shares, (ii) the Warrant Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Investor pursuant to Rule 144(k).

        "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this

Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        "Shares" shall mean the shares of Common Stock issued or issuable pursuant to the conversion of the Note, including, without limitation, any shares from the conversion of interest on the Note and any shares issuable as a result of anti-dilution adjustments set forth in the Note.

        "Warrant Shares" shall mean the shares of Common Stock issued or issuable pursuant to the exercise of the Warrant.

        "Warrant" shall mean the Common Stock purchase warrant issued by the Company to the Investor on the date hereof, initially representing the right to purchase 3,400,000 shares of Common Stock.

        "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.    Registration.

          (a)   Mandatory Registration Statement.

      (i)
      Promptly following the Closing but no later than the earlier of (A) one hundred twenty (120) days after the Closing Date or (B) the date on which the Company files any other registration statement (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms)(the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities. Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A, subject to any SEC comments thereon. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of additional interest otherwise payable on the aggregate principal amount of the Note for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall constitute the Investor's exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief. Such payments shall be made to the Investor in cash.

      (ii)
      Notwithstanding any other provisions of this Section 2(a), if at any time the SEC takes the position that the offering of the Registrable Securities as contemplated by the Registration Statement violates the provisions of Rule 415 under the 1933 Act because of the number of shares included in such Registration Statement, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company's compliance with the requirements of Rule 415. Any cut-back imposed pursuant to this Section 2(a)(ii) shall be allocated pro rata among the Registrable Securities and any other securities of the Company being registered pursuant to such Registration Statement. The provisions of this Section 2(a)(ii) shall not limit or otherwise affect the obligations of the Company, which are absolute and unconditional, to effect the registration of the Registrable Securities as provided in this Agreement. In the event of any cut-back imposed pursuant to this Section 2(a)(ii), the Company shall use commercially reasonable efforts to effect the registration of any Registrable Securities excluded from a Registration Statement as promptly as practicable.

      (iii)
      In the event that the number of Registrable Shares increases as a result of any anti-dilution or other adjustment contained in the Note or the Warrant and such Registrable Shares were not permitted under the 1933 Act to be included in the Registration Statement the Company shall use commercially reasonable efforts to effect the registration of such additional Registrable Securities as promptly as practicable.

          (b)   Expenses.    The Company will pay all expenses associated with each registration (including without limitation the registrations provided for in Section 2(d) hereof), including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the Investor and the Investor's reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

          (c)   Effectiveness.

      (i)
      The Company shall use reasonable best efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investor by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC on or prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement, or (ii) the 180th day after the Closing Date, or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make payments to the Investor as liquidated damages and not as a penalty, in an amount equal to 1.0% of additional interest otherwise payable on the aggregate principal amount of the Note for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period"); provided, however, that no liquidated damages shall be payable to the Investor resulting solely from the application of the provisions of Section 2(a)(ii). Such payments shall constitute the Investor's exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief. Such payments shall be made to the Investor in cash. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period.

      (ii)
      No more than twice in any twelve (12) month period for an aggregate of not more than thirty (30) days, the Company may delay the disclosure of material nonpublic information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material nonpublic information giving rise to an Allowed Delay, and (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

          (d)   "Piggyback" Registration.

      (i)
      If, at any time during the Effectiveness Period, the Company proposes to register any of its Common Stock under the 1933 Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investor holding Registrable Securities written notice of its intent to do so. Upon the written request of the Investor given within ten (10) days after the giving of any such notice by the Company, the Company shall use reasonable efforts to cause to be included in such registration the Registrable Securities of the Investor, to the extent requested to be registered; provided that (i) the Investor agrees to sell those of its Registrable Securities to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (ii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of the Investor's Registrable Securities (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of the Investor shall be as provided in subsection 2(d)(ii) hereof.

      (ii)
      If a registration pursuant to Section 2(d) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 2(d)(i) to the contrary, the Company shall be required to include in such registration only the number of shares of Common Stock which the Company is so advised can be sold in such offering, in the following order: (A) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any shareholders of the Company (other than the Investor) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such shareholders of the Company with registration rights (other than the Investor), and (B) second, the shares of Common Stock requested to be included in such registration by all other shareholders of the Company who have piggyback registration rights (including, without limitation, the Investor), pro rata among such other shareholders (including, without limitation, the Investor) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

      (iii)
      In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 2(d) hereof or otherwise to include therein the Registrable Securities of any Investor unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

        3.    Company Obligations.    The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a)   use reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the "Effectiveness Period") that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) and shall advise the Investor when such period has expired;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (c)   provide copies to and permit counsel designated by the Investor to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

          (d)   furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by the related Registration Statement;

          (e)   use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (f)    prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

          (g)   use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (h)   immediately notify the Investor, at any time when the Company is required to maintain the effectiveness of a Registration Statement on behalf of the Investor, upon discovery that, or upon the happening of any event as a result of which, the Prospectus as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare, file with the SEC and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investor in writing if, at any time during the period during which the Company is required to maintain an effective Registration Statement, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter); and

          (j)    With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:

  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-KSB and most recent Quarterly Report on Form 10-QSB, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

        4.    Due Diligence Review; Information.    The Company shall make available, during normal business hours, for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

        5.    Obligations of the Investor.

          (a)   The Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor. The Investor shall provide such information to the Company at least two (2) Business Days prior to the anticipated filing date of such Registration Statement.

          (b)   The Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

          (c)   The Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

        6.    Indemnification.

          (a)   Indemnification by the Company.    The Company will indemnify and hold harmless the Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls the Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor's behalf and will reimburse the Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

          (b)   Indemnification by the Investor.    In connection with any registration pursuant to the terms of this Agreement, the Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Investor or its agents to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Investor in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

          (c)   Conduct of Indemnification Proceedings.    Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d)   Contribution.    If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        7.    Miscellaneous.

          (a)   Amendments and Waivers.    This Agreement may be amended only by a writing signed by the Company and the Investor. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

          (b)   Notices.    All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 7.3 of the Purchase Agreement.

          (c)   Assignments and Transfers by the Investor.    The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and assigns. The Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by the Investor to such person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

          (d)   Assignments and Transfers by the Company.    This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investor, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation (in connection with the simultaneous assignment of the other Transaction Documents), without the prior written consent of the Investor, after notice duly given by the Company to the Investor.

          (e)   Benefits of the Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (f)    Counterparts; Faxes.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or.pdf, which shall be deemed an original.

          (g)   Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h)   Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (i)    Further Assurances.    The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (j)    Entire Agreement.    This Agreement and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (k)   Governing Law.    This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

        IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	WORLD HEART CORPORATION
	By:	/s/ JAL S. JASSAWALLA Name: Title:
The Investor:	ABIOMED, INC.
	By:	/s/ MICHAEL R. MINOGUE Name: Michael R. Minogue Title: CEO, Chairman

Exhibit A

Plan of Distribution

        The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

        The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange or over-the-counter distribution in accordance with the rules of the applicable exchange or other market;

  •
  privately negotiated transactions;

  •
  short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

  •
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  •
  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted purusant to applicable law.

        The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

        The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

        The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

        To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

        In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

        We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

        We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

        We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

Appendix H

VOTING AGREEMENT
Abiomed, Inc.
22 Cherry Hill Drive
Danvers, MA 01923
Attention: General Counsel
Facsimile: (978) 777-8411

December 11, 2007
Dear Securityholder:

Re: Voting Arrangements

        We understand that, as at the date hereof, you (the "Securityholder") beneficially own, directly or indirectly, or exercise control or direction over, the number of securities of World Heart Corporation (the "Company") set out on the Acceptance page (the "Subject Securities") at the end of this letter agreement (the "Agreement").

        Reference is made to that certain Note Purchase Agreement, dated as of December 11, 2007 by and among ABIOMED, Inc. ("Abiomed"), the Company and World Heart Inc. (the "Purchase Agreement"), and the secured convertible promissory note, warrant and clinical and marketing support services agreement contemplated thereunder (the "Note," "Warrant, "and "Services Agreement," respectively, and together with the Purchase Agreement, the "Financing Agreements"). All capitalized terms not defined herein, but defined in the Financing Agreements, have the meanings ascribed thereto in the Financing Agreements.

        This letter confirms your agreement, subject to the terms and conditions specified herein, to vote all of the Subject Securities that you own (or over which you exercise control or direction), and any additional securities of the Company that you may hereafter become the beneficial owner of, in favor of the Financing Agreements at any meeting of the Company Securityholders (the "Meeting") called to approve any of the Financing Agreements and any and all related matters at the Meeting, including the issuance of any shares of the Company's capital stock thereunder (the "Financing Matters").

        In consideration of, and as a material inducement to, Abiomed entering into the Financing Agreements, the Securityholder agrees with Abiomed as follows:

1.
Covenants of the Securityholder.

        By acceptance of this Agreement, the Securityholder hereby irrevocably and unconditionally agrees with Abiomed, subject to Section 4 below:

        (a)   to take all reasonable steps required to cause all of the Subject Securities to be voted at the Meeting in favor of the resolutions approving the Financing Matters;

        (b)   to not exercise any statutory rights of dissent or appraisal in respect of any resolutions authorizing the Financing Matters; and

        (c)   to provide prompt written or email notice to Abiomed of any sale, transfer or other disposition of any or all of the Subject Securities occurring prior to the record date for the Meeting, as soon as practicable, but in any event within 48 hours of such sale, transfer or other disposition.

        It is acknowledged that the covenants of the Securityholder set forth in this Section 1 relate to the Securityholder acting solely in the capacity of a holder of Subject Securities of the Company and not as a director or officer of the Company (or both) and shall not affect or restrict any legal or equitable obligation, including any fiduciary duty obligation, imposed on such Securityholder acting in the capacity of a director or officer of the Company (or both). The Securityholder acknowledges that pursuant to this Agreement the Securityholder may be required to act as a holder of the Subject

Securities in a manner different from the manner in which the Securityholder is obligated to act in a capacity of a director or officer of the Company (or both).

2.
Representations and Warranties of the Securityholder.

        The Securityholder represents and warrants to Abiomed that, as of the date of this Agreement:

        (a)   neither the execution of this Agreement by the Securityholder nor the performance by the Securityholder of its obligations hereunder will constitute a violation of, or default under, or conflict with, any material contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Securityholder is a party or by which the Securityholder is bound;

        (b)   the Securityholder is the legal owner of the Subject Securities and has the right to vote the Subject Securities at the Meeting (to the extent voting rights attach to such Subject Securities in the circumstances);

        (c)   the Subject Securities, set out on the Acceptance page of this Agreement, constitute as of the date hereof all of the securities of the Company owned by the Securityholder as of the date hereof;

        (d)   if the Securityholder is not a natural person, the Securityholder is duly authorized to execute and deliver this Agreement; and

        (e)   this Agreement is a valid and binding agreement, enforceable against the Securityholder in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (ii) the general principles of equity.

3.
Representations of Abiomed.

        Abiomed hereby represents and warrants to the Securityholder that, as of the date of this Agreement:

        (a)   Abiomed is duly authorized to execute and deliver this Agreement and this Agreement is a valid and binding agreement, enforceable against Abiomed in accordance with its terms, subject to: (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally; and (ii) the general principles of equity; and

        (b)   neither the execution of this Agreement nor the performance by Abiomed of its obligations under the Financing Agreements will constitute a violation of, or default under, or conflict with, any material contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Abiomed is a party or by which Abiomed is bound.

4.
Termination.

        It is understood and agreed that the obligations of the Securityholder hereunder shall cease and terminate on the earliest of:

        (a)   the date immediately following the conclusion of the Meeting;

        (b)   the date that the Note has been paid in full by the Company and the Warrant has been fully exercised by Abiomed;

        (c)   the date on which any of the Financing Agreements are terminated in accordance with their terms;

        (d)   the date of any material amendment to the Financing Agreements without the prior written consent of the Securityholder; and

        (e)   the date on which Abiomed and the Company mutually agree in writing to terminate the arrangements under the Financing Agreements.

5.
Disclosure.

        Prior to first public disclosure of the existence and terms and conditions of this Agreement, none of the parties hereto shall disclose the existence of this Agreement, or any details hereof, to any person other than the Company, Abiomed and their respective directors, officers and advisors, without the prior written consent of the other party, except to the extent required by law. The existence and terms and conditions of this Agreement may be disclosed by Abiomed or the Company in any news release issued in connection with the execution of the Financing Agreements; provided that the Securityholder shall have the right to review the text of such news release prior to the dissemination thereof and; provided, further, that such news release shall not identify the Securityholder or any of its affiliates without the prior written consent of the Securityholder.

6.
Entire Agreement and Amendments.

        This Agreement constitutes the entire agreement between the parties with respect to the voting of the Subject Securities and may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement signed by the parties hereto.

7.
Time.

        Time shall be of the essence of this Agreement.

8.
Successors and Assigns.

        This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Securityholder and Abiomed and their respective successors and permitted assigns (as the case may be). This Agreement may not be assigned by any party without the prior written consent of the other party.

9.
Remedies.

        The Securityholder agrees that if this Agreement is breached by the Securityholder, damages may be an inadequate remedy, and therefore, without limiting any other remedy available at law or in equity, an injunction, restraining order, specific performance, and other forms of equitable relief, or any combination thereof, shall be available to Abiomed.

10.
Governing Law.

        This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof and, to the extent applicable thereto, the internal laws of the jurisdiction of organization of the Company.

11.
Notice.

        Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered (including by courier) or sent by facsimile transmission:

        (a)   in the case of the Securityholder, to the address for the Securityholder noted on the Acceptance page of this Agreement; and

        (b)   in the case of Abiomed to the address of Abiomed set out on the face page of this Agreement; or

        (c)   to such other address as the party to whom such notice or other communication is to be given has last notified the party giving the same in the manner provided in this paragraph.

        Any notice or other communication given or made shall be deemed to have been duly given or made as at the date delivered or sent if delivered personally or sent by facsimile transmission to the address for service provided herein, unless given or made after normal business hours on the applicable date in which case the notice or other communication will be deemed to have been received on the next Business Day.

12.
Severability.

        Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

13.
Counterparts; Faxes.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

Yours truly,
ABIOMED, INC.
By:	/s/ MICHAEL R. MINOGUE Michael R. Minogue
Title:	Chairman, President and Chief Executive Officer

ACCEPTANCE

        The foregoing is hereby accepted effective as of December 11, 2007 and the undersigned hereby confirms that the undersigned owns the securities indicated below.

Securityholder Name: Maverick Venture Management, LLC
By:	/s/ KEVIN R. COMPTON Kevin R. Compton
Title: Manager

the Company Common Shares: 2,800,703

the Company Warrants:                        0

The address of the Securityholder is as follows:
737 Bryant Street
Palo Alto, CA 94301
Facsimile: (650) 566-3319

Securityholder Name:
Special Situations Funds III QP, L.P. Special Situations Funds III, L.P. Special Situations Cayman Fund, L.P. Special Situations Private Equity Fund, L.P.
By:	/s/ AUSTIN W. MARXE Austin W. Marxe
Title: General Partner
Special Situations Funds III QP, L.P.	Common Shares: 1,765,146 Warrants: 87,412
Special Situations Funds III, L.P.	Common Shares: 175,068 Warrants: 7,662
Special Situations Cayman Fund, L.P.	Common Shares: 587,810 Warrants: 31,691
Special Situations Private Equity Fund, L.P.	Common Shares: 685,106 Warrants: 34,572

The address of the Securityholder is as follows:
153 East 53rd Street
New York, NY 10022
Facsimile: (212) 319-6677

PROXY

WORLD HEART CORPORATION

PROXY SOLICITED ON BEHALF OF MANAGEMENT OF WORLD HEART CORPORATION
FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 29, 2008
10:00 a.m.

Suite 5300, Toronto Dominion Bank Tower, 66 Wellington Street, Toronto, Ontario

WORLD HEART CORPORATION 7799 Pardee Lane Oakland, California 94621	proxy

TO THE SHAREHOLDERS OF WORLD HEART CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the “Annual Meeting”) of WORLD HEART CORPORATION, a Canadian corporation (the “Company”), will be held on Tuesday, April 29, 2008, at 10:00 a.m. local time at Suite 5300, Toronto Dominion Bank Tower, 66 Wellington Street, Toronto, Ontario, for the purposes stated on the reverse.

By signing the proxy, you revoke all prior proxies and appoint Jal S. Jassawalla, or failing him, William C. Garriock, both officers and/or directors of the Company or, instead of either of them,                                                      as nominee of the undersigned, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

Shareholders have the right to appoint a person (who need not be a shareholder) to attend and act for them and on their behalf other than the nominees designated above and may exercise such right by inserting the name of their nominee in the blank space provided for that purpose.

All shareholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible.  In order to ensure your representation at the meeting, a return envelope (which is postage prepaid if mailed in the United States or Canada) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

The foregoing items of business are more fully described in the proxy statement accompanying this Proxy Card.  The Board of Directors has fixed the close of business on  March 19, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

See reverse for voting instructions.

Address Change/Comments (Mark the corresponding box on the reverse side)

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CIBC Mellon Trust Company, the Company’s transfer agent, at Proxy Department, CIBC Mellon Trust Company,

P.O. Box 721, Agincourt ON M1S0A1 or by Fax 1-416-368-2502.

Proxies must be received by Monday, April 28, 2008 at 5:00 p.m. EST.

320 Bay Street, Banking Hall Level, Toronto, ON M5H 4A6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

1.	Election of Directors: 01 William C. Garriock 02 Robert J. Majteles 03 Michael S. Estes 04 Gary W. Goertz 05 Jal S. Jassawalla	☐	For	☐	Withheld for All

2.	To appoint Burr, Pilger & Mayer LLP as independent auditors of the Company and authorize the Board of Directors to fix their remuneration.	☐	For	☐	Withheld	☐	Abstain

3.

To approve the conversion of a secured promissory note (the “Note”) in the principal amount of up to $5,000,000 previously issued to ABIOMED, Inc. (“Abiomed”) convertible at Abiomed’s option into the Company’s common shares at $1.748948 per share, subject to adjustments, including any conversion of interest owed, and to approve the exercise of a 5-year warrant to purchase up to 3,400,000 of the Company’s common shares, exercisable at $0.01 per share, issued to Abiomed in connection with the Note.

		☐	For	☐	Against	☐	Abstain

 Please fold here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.  IN ADDITION, THE UNDERSIGNED APPOINTS SUCH PERSON TO VOTE AND ACT AS AFORESAID UPON ANY AMENDMENTS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING AND ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

If this proxy is not dated in the space provided, it will be deemed to bear the date on which it is mailed to you by management.

QuickLinks

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2008
PROXY STATEMENT FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2008
INFORMATION CONCERNING SOLICITATION AND VOTING
CONSIDERATION OF WORLDHEART AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2007
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1
PROPOSAL 2 APPOINTMENT OF AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2
PROPOSAL 3
APPROVAL OF THE CONVERSION OF A SECURED PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF UP TO $5,000,000 PREVIOUSLY ISSUED TO ABIOMED CONVERTIBLE INTO THE COMPANY'S COMMON SHARES, INCLUDING CONVERSION OF INTEREST OWED, AND THE EXERCISE OF A WARRANT TO PURCHASE UP TO 3,400,000 OF THE COMPANY'S COMMON SHARES ISSUED TO ABIOMED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
OPTION AWARDS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
REPORT ON EXECUTIVE COMPENSATION AND COMPOSITION OF THE COMPENSATION COMMITTEE(2)
HOUSEHOLDING OF PROXY MATERIALS
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS
APPROVAL OF THE BOARD OF DIRECTORS
  Appendix A
NOTE PURCHASE AGREEMENT By and Among WORLD HEART CORPORATION, WORLD HEART INC., and ABIOMED, INC. Dated: December 11, 2007
Table of Contents
NOTE PURCHASE AGREEMENT
ARTICLE I. DEFINITIONS
ARTICLE II. PURCHASE AND SALE
ARTICLE III. REPRESENTATIONS AND WARRANTIES
ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES
ARTICLE V. CONDITIONS PRECEDENT TO INITIAL CLOSING AND SECOND CLOSING
ARTICLE VI. NEGATIVE COVENANTS OF THE COMPANY
ARTICLE VII. MISCELLANEOUS
  Appendix B
EXHIBIT A
Schedule 1
  Appendix C
  CANADIAN SECURITY AGREEMENT
SCHEDULE 1-A NOTICE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY (CANADA)
SCHEDULE 4-B FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
  Appendix D
TABLE OF CONTENTS
ARTICLE I DEFINED TERMS
ARTICLE II GRANT OF SECURITY INTEREST
ARTICLE III REPRESENTATIONS AND WARRANTIES
ARTICLE IV COVENANTS
ARTICLE V REMEDIAL PROVISIONS
ARTICLE VI MISCELLANEOUS
ANNEX 1 TO SECURITY AGREEMENT(1) FORM OF PLEDGE AMENDMENT
  Annex 1-A
PLEDGED STOCK
PLEDGED DEBT INSTRUMENTS
ANNEX 2 TO SECURITY AGREEMENT FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
  Appendix E
CLINICAL AND MARKETING SUPPORT SERVICES AGREEMENT CONFIDENTIAL
WITNESSETH
EXHIBIT A Form of Clinical Statement of Work Date
EXHIBIT B Form of Marketing Statement of Work Date
  Appendix F
WARRANT CERTIFICATE WORLD HEART CORPORATION (continued under the laws of Canada)
SCHEDULE B NOTICE OF EXERCISE
APPENDIX 1 FORM OF TRANSFER
  Appendix G
REGISTRATION RIGHTS AGREEMENT
  Exhibit A
Plan of Distribution
  Appendix H
VOTING AGREEMENT Abiomed, Inc. 22 Cherry Hill Drive Danvers, MA 01923 Attention: General Counsel Facsimile: (978) 777-8411
ACCEPTANCE